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                                                                     EXHIBIT 4.1


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                                 CITYSCAPE CORP.
                  as Seller, Servicer and Claims Administrator



                                       and




                        ---------------------------------
                                   as Trustee






                         POOLING AND SERVICING AGREEMENT

                         Dated as of __________ __, 199_

                          Cityscape Loan Trust 199_-__

                       Pass-Through Certificates 199__-__






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                                TABLE OF CONTENTS


                                                                        Page
                                                                        ----
PRELIMINARY STATEMENT.....................................................1


ARTICLE ONE         DEFINITIONS...........................................2

      Section 1.01. Definitions...........................................2

      Section 1.02. Interest Calculations................................40

      Section 1.03. Determination of Material Adverse Effect.............41

ARTICLE TWO         CONVEYANCE OF THE TRUST; ORIGINAL ISSUANCE OF
                     CERTIFICATES........................................41

      Section 2.01. Conveyance of the Trust..............................41

      Section 2.02. Conveyance of the Subsequent Mortgage Loans..........45

      Section 2.03. Acceptance by Trustee; Repurchase or
                     Substitution of Mortgage Loans......................49

      Section 2.04. Representations and Warranties Regarding the
                     Seller, Servicer and Claims Administrator...........53

      Section 2.05. Representations and Warranties of the Seller
                     Regarding the Mortgage Loans........................56

      Section 2.06. Execution and Authentication of Certificates.........70

      Section 2.07. Designation of Certificates; Designation of
                     Startup Day.........................................70


ARTICLE THREE       ADMINISTRATION AND SERVICING OF MORTGAGE
                     LOANS; CERTIFICATE ACCOUNT..........................71

      Section 3.01. Administration of the Trust; Servicing of the
                     Mortgage Loans......................................71

      Section 3.02. Sub-Servicing Agreements Between Servicer and
                     Sub-Servicers.......................................75

      Section 3.03. Termination of Sub-Servicing Agreements..............76


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      Section 3.04. Liability of the Servicer............................76

      Section 3.05. No Contractual Relationship Between
                     Sub-Servicers and Trustee or
                     Certificateholders..................................76

      Section 3.06. Assumption or Termination of Sub-Servicing
                     Agreements by Trustee...............................77

      Section 3.07. Collection of Certain Mortgage Loan Payments.........77

      Section 3.08. Sub-Servicing Accounts...............................78

      Section 3.09. Collection of Taxes, Assessments and Similar
                     Items; Servicing Accounts...........................78

      Section 3.10. Collection Account...................................79

      Section 3.11. Withdrawals from the Collection Account; the
                     Certificate Account.................................81

      Section 3.12. Investment of Funds in the Accounts..................83

      Section 3.13. Maintenance of Hazard Insurance and Errors
                     and Omissions and Fidelity Coverage.................84

      Section 3.14. Enforcement of Due-On-Sale Clauses;
                     Assumption Agreements...............................86

      Section 3.15. Realization Upon Defaulted Mortgage Loans............87

      Section 3.16. Trustee to Cooperate; Release of Mortgage
                     Files...............................................89

      Section 3.17. Servicing Compensation...............................90

      Section 3.18. Reports to the Trustee; Collection Account
                     Statement...........................................91

      Section 3.19. Statement as to Compliance and Financial
                     Statements..........................................91

      Section 3.20. Independent Public Accountants' Servicing
                     Report..............................................92

      Section 3.21. Access to Certain Documentation......................92

      Section 3.22. Title, Management and Disposition of REO
                     Property............................................93

      Section 3.23. Compensating Interest................................95


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      Section 3.24. Superior Liens.......................................95

      Section 3.25. Indemnification......................................96

      Section 3.26. Certain Procedures Relating to Successor
                     Sub-Servicers and Successor Servicers...............97

      Section 3.27. Additional Servicing Responsibilities for the
                     Adjustable Rate Mortgage Loans and the FHA
                     Loans...............................................98

      Section 3.28. Pre-Funding Account..................................98

      Section 3.29. Capitalized Interest Account.........................99

      Section 3.30. Establishment of FHA Premium Account;
                     Deposits in FHA Premium Account; Permitted
                     Withdrawals from FHA Premium Account...............100

      Section 3.31. Duties of the Claims Administrator..................101

      Section 3.32. Trustee Not to Hold Other FHA Insured Title I
                     Loans..............................................103


ARTICLE FOUR        FLOW OF FUNDS.......................................103

      Section 4.01. Establishment of Accounts...........................103

      [SECTION 4.02. THE CERTIFICATE INSURANCE POLICY]..................103

      Section 4.03. Deposits to, and Transfers Among, the Accounts......106

      Section 4.04. Flow of Funds and Distributions.....................106

      Section 4.05. Statements to Certificateholders....................110

      Section 4.06. Remittance Reports; Delinquency Advances by
                     the Servicer and Insurance Claims..................114

      Section 4.07. Compliance with Withholding Requirements............115

      Section 4.08. Excess Claim Amounts................................115


ARTICLE FIVE        THE CERTIFICATES....................................116

      Section 5.01. The Certificates....................................116


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      Section 5.02. Registration of Transfer and Exchange of
                     Certificate........................................117

      Section 5.03. Mutilated, Destroyed, Lost or Stolen
                     Certificates.......................................120

      Section 5.04. Persons Deemed Certificateholders...................120

      Section 5.05. Book-Entry Certificates.............................120

      Section 5.06. Notices to Depositary...............................121

      Section 5.07. Definitive Certificates.............................122


ARTICLE SIX         THE SELLER, THE SERVICER AND THE CLAIMS
                     ADMINISTRATOR......................................122

      Section 6.01. Liability of the Seller, the Claims
                     Administrator and the Servicer.....................122

      Section 6.02. Merger or Consolidation of the Seller, the
                     Claims Administrator or the Servicer...............122

      Section 6.03. Limitation on Liability of the Seller, the
                     Servicer and Others................................123

      Section 6.04. Limitation on Resignation of the Servicer or
                     the Claims Administrator; No Assignment or
                     Delegation of Duties by Servicer...................124

      Section 6.05. Rights of the Seller, the Certificateholders
                     and Others in Respect of the Servicer..............125

      Section 6.06. Eligibility Requirements for Servicer...............125


ARTICLE SEVEN       DEFAULT.............................................126

      Section 7.01. Events of Default...................................126

      Section 7.02. Trustee to Act; Appointment of Successor............128

      Section 7.03. Notification to Mortgagors and
                     Certificateholders.................................130

      Section 7.04. Additional Remedies of Trustee Upon Event of
                     Default............................................130

      Section 7.05. Waiver of Events of Default.........................131


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ARTICLE EIGHT       THE TRUSTEE.........................................131

      Section 8.01. Duties of the Trustee...............................131

      Section 8.02. Certain Matters Affecting the Trustee...............132

      Section 8.03. Trustee Not Liable for Certificates or
                     Mortgage Loans.....................................134

      Section 8.04. Trustee May Own Certificates........................134

      Section 8.05. Expenses of Trustee.................................134

      Section 8.06. Trustee Eligibility Requirements....................135

      Section 8.07. Resignation and Removal of the Trustee..............135

      Section 8.08. Successor Trustee...................................136

      Section 8.09. Merger or Consolidation of Trustee..................137

      Section 8.10. Appointment of Co-Trustee or Separate Trustee.......137

      Section 8.11. Trustee Records.....................................138

      Section 8.12. Appointment of Office or Agency.....................139

      Section 8.13. Exercise of Trustee Powers by [CERTIFICATE
                     INSURER AND] Certificateholders....................139


[ARTICLE NINE       CERTAIN MATTERS REGARDING THE CERTIFICATE
                     INSURER............................................139

      SECTION 9.01. CERTAIN RIGHTS OF THE CERTIFICATE INSURER...........139

      SECTION 9.02. TRUSTEE TO ACT SOLELY WITH CONSENT OF THE
                     CERTIFICATE INSURER................................140

      SECTION 9.03. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF
                         THE CERTIFICATE INSURER AND THE
                     CERTIFICATEHOLDERS.................................141

      SECTION 9.04. EFFECT OF PAYMENTS BY THE CERTIFICATE
                     INSURER; SUBROGATION...............................141

      SECTION 9.05. NOTICES TO THE CERTIFICATE INSURER..................142

      SECTION 9.06. THIRD-PARTY BENEFICIARY............................142]


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ARTICLE TEN         TERMINATION.........................................142

      Section 10.01. Termination........................................142

      Section 10.02. Additional Termination Requirements................145


ARTICLE ELEVEN      MISCELLANEOUS PROVISIONS............................145

      Section 11.01. Amendment..........................................145

      Section 11.02. Recordation of Agreement...........................147

      Section 11.03. Limitation on Rights of Certificateholders.........147

      Section 11.04. Governing Law; Jurisdiction........................148

      Section 11.05. Notices............................................148

      Section 11.06. Severability of Provisions.........................149

      Section 11.07. Article and Section References.....................149

      Section 11.08. Notice to S&P and Moody's..........................149

      Section 11.09. Further Assurances.................................150

      Section 11.10. Benefits of Agreement..............................150

      Section 11.11. Acts of Certificateholders.........................151

      Section 11.12. Appointment of Tax Matters Person..................151

      Section 11.13. Certificates Nonassessable and Fully Paid..........151

SCHEDULES

            Schedule I     List of Sub-Servicers

            Schedule II    Representations and Warranties of Seller
                           Regarding
                            Subsequent Mortgage Loans
EXHIBITS

            Exhibit A      Form of Class [A-__] Certificate

            Exhibit B      Form of Class R Certificate


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            Exhibit C-1    Pool I Mortgage Loan Schedule

            Exhibit C-2    Pool II Mortgage Loan Schedule

            Exhibit C-3    Pool III Mortgage Loan Schedule

            Exhibit C-4    Pool IV Mortgage Loan Schedule

            Exhibit D-1    Request for Release (Foreclosure)

            Exhibit D-2    Request for Release (Paid-in-Full)

            Exhibit E-1    Trustee's Acknowledgment of Receipt

            Exhibit E-2    Form of Trustee's Certification

            Exhibit E-3    Form of Trustee Report

            Exhibit F      Collection Account Certification

            Exhibit G      Form of Liquidation Report

            Exhibit H      Collection Account Activity Report

            Exhibit I      Form of Transfer Certificate

            Exhibit J      Form of Transfer Affidavit

            Exhibit K      Written Order to Authenticate Pursuant to
                           Section 5.01 of the Pooling and Servicing
                           Agreement

            Exhibit L      Seller's Underwriting Guidelines

            Exhibit M      Requests for Refunds and Expenses From the
                               Collection Account

            Exhibit N      Depository Agreement

            Exhibit O      Request for Release of Documents of 90 Day
                              Delinquent FHA Loans

            Exhibit P      Notice to Trustee

            Exhibit Q      Form of Subsequent Transfer Agreement


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
      THIS POOLING AND SERVICING AGREEMENT, dated as of __________ __, 199_, among CITYSCAPE CORP., a New York corporation, as seller (in such capacity, the "Seller"), as servicer (in such capacity, together with permitted successors hereunder, the "Servicer") and as claims administrator (in such capacity, together with permitted successors hereunder, the "Claims Administrator"), and _______________________, as trustee (the "Trustee"),

                             PRELIMINARY STATEMENT:

      The Seller intends to sell the Certificates to be issued hereunder in multiple Classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust to be created hereunder, the primary assets of which will be four separate cross-supported sub-trusts, each consisting of a Pool of Mortgage Loans having the characteristics described herein, and amounts on deposit in the Pre-Funding Account. As provided herein, the Trustee shall elect or shall cause an election to be made that a portion of the segregated pools of assets subject to this Agreement (including, without limitation, the Mortgage Loans) be treated for federal income tax purposes as a real estate mortgage investment conduit (a "REMIC").

      The following table sets forth the Class designation, the pass-through rate, the initial aggregate Loan Balance and the initial ratings given by the Rating Agencies for each subclass of Certificates evidencing interests in the Trust.


                                               Original
       Class              Class __       Class __ Certificate       Rating
    Designation      Pass-Through Rate     Principal Balance       [ ] - [ ]
    -----------      -----------------   --------------------      ---------
    Class [A-__]          ________               $____                --


      Class R             ________               $____                --

      As and to the extent provided herein, with respect to the Pool I Certificates, the Class [A-__], Class [A-__] and Class [A-__] Certificates will be subordinate to the Class [A-___] Certificates; with respect to the Pool II Certificates, the Class [A-__] Certificates will be subordinate to the Class [A-__] Certificates; and with respect to the Pool III Certificates, the Class [A-__], Class [A-__] and Class [A-__] Certificates will be subordinate to the Class [A-__] Certificates.

      The Class [LIST CLASSES] Certificates will evidence "regular interests" in the REMIC created hereunder. The sole class of "residual interests" in the REMIC created hereunder will be evidenced by the Class R Certificates.
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      As of the close of business on the Cut-off Date, the Mortgage Loans had an aggregate Loan Balance, after application of all payments of principal due on or
before such date, whether or not received, equal to $        .

                          W I T N E S S E T H   T H A T :

      In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

      Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accepted Servicing Procedures: Servicing procedures that meet at least the same standards the Servicer would follow in servicing residential mortgage loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Mortgage Loans and to the reliance placed by the Certificateholders [AND THE CERTIFICATE INSURER] on the Servicer for the servicing of the Mortgage Loans (or, in the case of FHA Loans, in accordance with accepted Title I servicing practices) but without regard to:

            (i) any relationship that the Servicer, any Sub-Servicer or any affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

           (ii) the ownership of any Certificate by the Servicer or any affiliate of the Servicer;

          (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or

           (iv) the Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder with respect to any particular transaction.

      Account: Any of the Collection Account, the Certificate Account, Distribution Account, the Pre-Funding Account, the FHA Premium Account, the Servicing Account, the Capitalized Interest Account and Policy Payments Account.

      Addition Notice: With respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to Section 2.02 of this Agreement, notice of the Seller's designation of


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Subsequent Mortgage Loans to be sold to the Trust and the aggregate Subsequent
Cut-off Date Principal Balance of such Subsequent Mortgage Loans, which notice shall be given to the Trustee [AND TO THE CERTIFICATE INSURER] not later than one Business Day prior to the related Subsequent Transfer Date.

      Additional Servicing Compensation:  As defined in Section 3.17.

      Additional Subsequent Purchase Price: As to the last Subsequent Transfer Date occurring during the Funding Period and with respect to the appropriate Pool, the amount, if any, specified by [THE CERTIFICATE INSURER] in connection with its approval of the Subsequent Mortgage Loans pursuant to Section 2.02 using criteria established on or before the Closing Date.

      Adjustable Rate Mortgage Loan: Any Mortgage Loan with a Mortgage Loan Rate that is adjustable at regular periodic intervals, based on the Index plus the related Gross Margin subject to any Minimum Rate, Maximum Rate and any periodic limitations on adjustment from time to time, all as set forth in the Mortgage Loan Schedule. All Pool II Mortgage Loans and Pool IV Mortgage Loans are Adjustable Rate Mortgage Loans.

      Adjustment Date: With respect to any Adjustable Rate Mortgage Loan, the date on which a change to the Mortgage Loan Rate on a Mortgage Loan becomes effective.

      Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings corresponding to the foregoing.

      Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Appraised Value: With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, and (ii) the sales price of the related Mortgaged Property.

      Assignment: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.


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      Available Funds:  As defined in Section 4.02(a) hereof.

      Available Funds Shortfall:  As defined in Section 4.02(a) hereof.

      Balloon Loan: Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

      Balloon Payment: With respect to any Balloon Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

      Bankruptcy Code: The Bankruptcy Code, as amended (Title 11 to the United States Code).

      BIF:  The Bank Insurance Fund of the FDIC.

      Book-Entry Certificate: Any Certificate registered in the name of the Depositary or its nominee, ownership of which is reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly or as an indirect participant in accordance with the rules of such Depositary).

      Business Day: Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the State of New York are required or authorized by law, executive order or governmental decree to be closed.

      Capitalized Interest Account: The segregated account, which shall be an Eligible Account, established and maintained pursuant to Section 3.29 and entitled "_____________________________, as Trustee for Cityscape Loan Trust 199__-__ Pass-Through Certificates 199__-__, Capitalized Interest Account."

      Capitalized Interest Account Deposit:  $_______________.

      Carry-Forward Amount: With respect to any Pool as of any Distribution Date, equals the sum of (i) the amount, if any, by which (a) the Insured Distribution Amount with respect to such Pool for the immediately preceding Distribution Date exceeded (b) the amount actually distributed to the Holders of the related Classes of Class [A] Certificates on such Distribution Date in respect of such Insured Distribution Amount (including, without limitation, any Insured Payments with respect to such Pool) and (ii) 30 days' interest on such amount in clause (i) at the Pass-Through Rate for such Distribution (or in the case of Pool II or Pool IV, interest for the actual number of days in the related Due Period).

      Certificate:  Any Class [A] Certificate or Class R Certificate.


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      Certificate Account: The segregated account or accounts, which shall be an
Eligible Account or Accounts, established and maintained pursuant to Section
4.01 with respect to each Pool and entitled "_____________________, as Trustee for Cityscape Loan Trust 199__-__ Pass-Through Certificates 199__-__, Pool I [POOL II, POOL III OR POOL IV, AS APPLICABLE] Certificate Account."

      [CERTIFICATE INSURANCE POLICY: THE FINANCIAL GUARANTY INSURANCE POLICY NO. ________, DATED THE STARTUP DATE, ISSUED BY THE CERTIFICATE INSURER TO THE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE CLASS [A] CERTIFICATES.]

      [CERTIFICATE INSURER: [INSERT NAME AND STATE OF BUSINESS], OR ANY SUCCESSOR THEREOF, AS ISSUER OF THE CERTIFICATE INSURANCE POLICY.]

      [CERTIFICATE INSURER DEFAULT: THE EXISTENCE AND CONTINUANCE OF ANY OF THE FOLLOWING:

      (a) THE CERTIFICATE INSURER FAILS TO MAKE A PAYMENT REQUIRED UNDER THE CERTIFICATE INSURANCE POLICY IN ACCORDANCE WITH ITS TERMS; OR

      (b) (i)...THE ENTRY BY A COURT HAVING JURISDICTION IN THE PREMISES OF (A) A DECREE OR ORDER FOR RELIEF IN RESPECT OF THE CERTIFICATE INSURER IN AN INVOLUNTARY CASE OR PROCEEDING UNDER ANY APPLICABLE UNITED STATES FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REHABILITATION, REORGANIZATION OR OTHER SIMILAR LAW OR (B) A DECREE OR ORDER ADJUDGING THE CERTIFICATE INSURER AS BANKRUPT OR INSOLVENT, OR APPROVING AS PROPERLY FILED A PETITION SEEKING REORGANIZING, REHABILITATION, ARRANGEMENT, ADJUSTMENT OR COMPOSITION OF OR IN RESPECT OF THE CERTIFICATE INSURER UNDER ANY APPLICABLE UNITED STATES FEDERAL OR STATE LAW, OR APPOINTING A CUSTODIAN, RECEIVER, LIQUIDATOR, REHABILITATOR, ASSIGNEE, TRUSTEE, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE CERTIFICATE INSURER OR OF ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING-UP OR LIQUIDATION OF ITS AFFAIRS, AND THE CONTINUANCE OF ANY SUCH DECREE OR ORDER FOR RELIEF OR ANY SUCH OTHER DECREE OR ORDER UNSTAYED AND IN EFFECT FOR A PERIOD OF 60 CONSECUTIVE DAYS; OR

      (ii) THE COMMENCEMENT BY THE CERTIFICATE INSURER OF A VOLUNTARY CASE OR PROCEEDING UNDER ANY APPLICABLE UNITED STATES FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR OTHER SIMILAR LAW OR OF ANY OTHER CASE OR PROCEEDING TO BE ADJUDICATED AS BANKRUPT OR INSOLVENT, OR THE CONSENT OF THE CERTIFICATE INSURER TO THE ENTRY OF A DECREE OR ORDER FOR RELIEF IN RESPECT OF THE CERTIFICATE INSURER IN AN INVOLUNTARY CASE OR PROCEEDING UNDER ANY APPLICABLE UNITED STATES FEDERAL OR STATE BANKRUPTCY, INSOLVENCY CASE OR PROCEEDING AGAINST THE CERTIFICATE INSURER, OR THE FILING BY THE CERTIFICATE INSURER OR THE CONSENT OF THE CERTIFICATE INSURER TO THE FILING OF SUCH PETITION OR TO THE APPOINTMENT OF OR THE TAKING POSSESSION BY A CUSTODIAN, RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, SEQUESTRATOR OR SIMILAR OFFICIAL OF THE CERTIFICATE INSURER OR OF ANY SUBSTANTIAL


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
PART OF ITS PROPERTY, OR THE FAILURE BY THE CERTIFICATE INSURER TO PAY DEBTS GENERALLY AS THEY BECOME DUE, OR THE ADMISSION BY THE CERTIFICATE INSURER IN WRITING OF ITS INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE, OR THE TAKING OF CORPORATE ACTION BY THE CERTIFICATE INSURER IN FURTHERANCE OF ANY SUCH ACTION.]

      Certificate Owner: With respect to any Book-Entry Certificate, the Person who is the beneficial owner thereof.

      Certificate Principal Balance: With respect to the Class [LIST SUBCLASSES] Certificates, the Class [LIST SUBCLASSES] Certificate
Principal Balance.

      Certificate Register: The register maintained pursuant to Section 5.02.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

      Civil Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

      Claim: An insurance claim submitted to the FHA by the Claims Administrator with respect to a 90 Day Delinquent FHA Loan pursuant to the FHA Regulations.

      Claims Administrator: The Servicer, acting in the capacity of Claims Administrator appointed as herein provided.

      Class: Collectively, Certificates having the same priority of payment and bearing the same class designation and whose form is identical except for variation in the Percentage Interest evidenced thereby.

      Class [A] Certificates: Any one of the Class [LIST SUBCLASSES]
Certificate.

      Class [A] Certificate Principal Balance: As of any date of determination, the Original Class [A] Certificate Principal Balance less any amounts actually distributed with respect to the Principal Distribution Amount pursuant to
Section 4.04(b) hereof on all preceding Distribution Dates.

      Class [A] Certificateholder:  Any holder of a Class [A] Certificate.

      Class [A] Distribution Amount: As of any Distribution Date and with respect to any Pool, the sum of (i) the Interest Distribution Amount with respect to such Pool and (ii) the Principal Distribution Amount for such Pool and Distribution Date.

      Class Certificate Principal Balance: With respect to any Class of Class [A] Certificates and any Determination Date, the Original Class Certificate Principal Balance of


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
such Class, less any amounts actually distributed with respect to such Class from the Principal Distribution Amount (including that portion of Insured Payments, if any, made in respect of principal and, with respect to Pool III Certificates, any FHA Payments made in respect of principal) pursuant to Section 4.04(b) hereof on all preceding Distribution Dates.

      Class R Certificate: Any one of the Certificates designated on the face thereof as a Class R Certificate, substantially in the form annexed hereto as Exhibit B, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and evidencing an interest designated as the "residual interest" in the Trust for the purposes of the REMIC Provisions.

      Closing Date:  __________ __, 199_.

      Closing Date Deposit: The aggregate amount deposited by the Seller in the Collection Account on or prior to the Closing Date pursuant to Section 2.01, which amount is equal to [30] days of interest on the principal balance of each Mortgage Loan that is included in the Trust as of the Cut-off Date and does not have a Monthly Payment due in the Due Period relating to the __________ 199_ Distribution Date (except that, with respect to Mortgage Loans in Pool II or Pool IV, the Closing Date Deposit shall reflect __ days of interest on the principal balance of each such Mortgage Loan not having a Monthly Mortgage Payment due in the Due Period relating to the _______ 199_ Distribution Date), at a per annum rate equal to the Mortgage Loan Rate for each such Mortgage Loan, net of the applicable Servicing Fee Rate.

      Code: The Internal Revenue Code of 1986, as amended from time to time.

      Collection Account: The segregated account or accounts, each of which shall at all times be an Eligible Account, established and maintained pursuant to Section 3.10(a) and entitled "[SERVICER], in trust for the benefit of Holders of Cityscape Loan Trust 199__-__ Pass-Through Certificates 199__-__, Collection Account." References herein to the Collection Account shall include any Sub-Servicing Account as the context requires.

      Combined Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Loan Balance of the related Mortgage Loan on the date of origination of such Mortgage Loan or (in the event the Appraised Value for the related Mortgaged Property is based on an appraisal conducted at the time of the purchase by the Seller of such Mortgage Loan) the Loan Balance of such Mortgage Loan at the time of such purchase, plus, in the case of a Junior Mortgage Loan, the outstanding principal balance of the related Senior Lien on such date of origination or purchase, as the case may be, of the Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Company: Cityscape Corp., a Delaware corporation.


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

      Compensating Interest: With respect to any Deposit Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment an amount equal to the excess, if any, of (i) a full month's interest on the amount of such Principal Prepayment at a per annum rate equal to the Mortgage Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) minus the Servicing Fee Rate over (ii) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

      Conventional Home Improvement Loan: A Pool III Home Improvement Loan that is not an FHA Loan.

      Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to the Certificates shall be administered, which office at the date of the execution of this instrument is located at __________, __________, _________, Attention: _________________ or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Seller, the Servicer [AND THE CERTIFICATE INSURER].

      Cram Down Loss: With respect to a Mortgage Loan, the amount of reduction of a Loan Balance or the Mortgage Loan Rate (or both) of a Mortgage Loan resulting from an order being issued by a court of appropriate jurisdiction in an insolvency proceeding. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

      Cumulative Loss Percentage: As of any date of determination thereof, the aggregate of all Realized Losses since the Startup Day as a percentage of the Maximum Collateral Amount.

      Cumulative Loss Test: The Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

Period                                 Cumulative Loss Percentage
------                                 --------------------------

      Cumulative Net Losses: As of any date of determination, the amount by which the aggregate Loan Balances of, and accrued interest on, all Mortgage Loans on which Final Recovery Determinations have been made exceeds the Net Recovery Proceeds for such Mortgage Loans allocated to principal and accrued interest.

      Cut-off Date:  The close of business on __________ __, 199_.

      Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased or substituted by the Seller pursuant to Section 2.03 or 2.05.

      Definitive Certificates:  As defined in Section 5.05.

      Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by one or more Qualified Replacement Mortgage Loans.

      Delinquency Advance: As defined in Section 4.06(b) hereof.

      Delinquency Report: The monthly report described in Section 3.18(a).

      Deposit Date: With respect to any Distribution Date, the fifth Business Day preceding such Distribution Date.

      Depositary: The initial Depositary shall be the Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary shall initially be the registered Holder of the Book-Entry Certificates. The Depositary shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

      Depository Agreement: With respect to the Book-Entry Certificates, the agreement among the Seller, the Trustee and the initial Depositary, dated as of the Closing Date, substantially in the form of Exhibit N.

      Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

      Determination Date: With respect to any Distribution Date, the close of business on the fourteenth day of the calendar month in which such Distribution Date occurs or, if such fourteenth day is not a Business Day, the close of business on the Business Day immediately preceding such fourteenth day.

      Directly Operate: With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

      Disqualified Organization: A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is either (i) the United States, any state or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, any international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by
Section 511 of the Code or (iv) any organization described in Section 1381(a)(2)(C) of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. In the case of subparagraphs (i) and (ii) above, a corporation will not be treated as an instrumentality of the United States, any state or political subdivision thereof, or of a foreign governmental or international organization, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

      Distribution Account: The trust account or accounts established and maintained by the Trustee pursuant to Section 4.01 with respect to each pool which shall be entitled "Pool I [POOL II, POOL III OR POOL IV, AS APPLICABLE] Distribution Account, _______, as Trustee, in trust for the registered Pool I [POOL II, POOL III OR POOL IV, AS APPLICABLE] Certificateholders of Cityscape Loan Trust 199_-_" and which must be an Eligible Account.

      Distribution Date: The twenty-fifth day of each month or, if such day is not a Business Day, the Business Day immediately following such twenty-fifth day, beginning __________ __, 199_.

      Due Date: With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

      Due Period: As to any Distribution Date, the period beginning on the first day of the calendar month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the day after the Cut-Off Date) and ending on the last day of such calendar month.

      Eligible Account: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by the BIF or the SAIF of the FDIC, the unsecured and uncollateralized long term debt obligations of which shall be rated "A" or better by S&P and "A2" or better by Moody's and in one of the two highest short term rating categories by S&P and P-1 by Moody's, and which is any of (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, and (v) approved in writing by [THE CERTIFICATE INSURER] or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity. Any Eligible Account maintained by the Trustee shall comply with the provisions of clause (B) hereof.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Estate in Real Property: A fee simple estate or a leasehold estate in a parcel of real property.

      Event of Default: One or more of the events described in Section 7.01.

      Excess Overcollateralized Amount: With respect to the Mortgage Loans of any Pool and any Distribution Date, the excess, if any, of (x) the Overcollateralized Amount with respect to such Pool that would apply on such Distribution Date after taking into account the payment of the related Class [A] Distribution Amount on such Distribution Date (except for any distributions of related Overcollateralization Reduction Amounts for such Pool on such Distribution Date) over (y) the related Specified Overcollateralization Amount with respect to such Pool for such Distribution Date; provided, however, that the Excess Overcollateralization Amount for each Pool for the period beginning with the Distribution Date in ____ 199_ and ending on the Distribution Date in _____ 199_ (inclusive) shall be limited to the amount obtained using the following formula.

                                  n-24 X E.O.A.
                                  ----
                                   6

      Where "n" is equal to the number of Distribution Dates that have occurred since the Startup Day and "E.O.A." is equal to the amount of Excess Overcollateralized Amount with respect to such Pool that would otherwise be obtained (e.g., in ____ 199_, n=__) for such Distribution Date without regard to the provisions of this proviso.

      FDIC: The Federal Deposit Insurance Corporation and its successors in interest.

      FHA: The Federal Housing Administration, and its successors in interest.

      FHA Contract of Insurance: [INSERT DEFINITION.]

      FHA Insurance Premium: The premium charged by the FHA pursuant to 24 C.F.R. Section 201.31, or any successor regulation, as payment for Title I insurance coverage for any FHA Loan, which premium shall be the responsibility of the Servicer, who will be reimbursed from the FHA Premium Account in accordance with Section 3.30(b) hereof; provided that [THE CERTIFICATE INSURER] shall have the option to pay the FHA Insurance Premium with respect to any FHA Loan to the extent funds are not otherwise available and to be reimbursed from the FHA Premium Account in accordance with Section 3.30(b)(i) hereof.

      FHA Insurance Rate: As to any FHA Loan with respect to which the FHA Insurance Premium is paid by the related Mortgagor as part of the Mortgage Loan Rate, the rate of ___% per annum, which is used to calculate the amount to be applied to the payment of the related FHA Insurance Premium.

      FHA Loan: A Pool III Home Improvement Loan that is partially insured by the FHA under Title I.

      FHA Payment: The amount received from the FHA for a Claim filed with respect to a 90 Day Delinquent FHA Loan.

      FHA Premium Account: The account, which shall be an Eligible Account, established and maintained by the Trustee in accordance with Section 3.30 hereof to reimburse the Servicer [AND THE CERTIFICATE INSURER] for payments with respect to FHA Premiums or to make payments with respect to FHA Premiums and entitled "____________, as Trustee for Cityscape Loan Trust 199__-__ Pass-Through Certificates 199__-__, FHA Premium Account."

      FHA Premium Amount: With respect to any FHA Loan for any Distribution Date, (i) if the FHA Insurance Premium is paid by the related Mortgagor as part of the Mortgage Loan Rate on an FHA Loan, an amount equal to 1/12 of the product of the FHA Insurance Rate times the Loan Balance as of the first day of the immediately preceding Due Period and (ii) if the related Mortgagor pays the FHA Insurance Premium as a separate amount in addition to Monthly Payments, any such amount received by the Servicer during the related Due Period.

      FHA Regulations: The regulations of the FHA with respect to Title I home improvement loans set forth in 24 C.F.R. Section 201, as the same may be amended during the term of this Agreement.

      FHA Reserve Account: The account of the Trustee maintained by the FHA with respect to the FHA Loans and certain other mortgage loans in accordance with
Section 3.33 hereof, registered in the name of the Trustee and insured by the FHA under Title I in accordance with the FHA Regulations.

      FHLMC: The Federal Home Loan Mortgage Corporation and its successors in interest.

      Final Maturity Date: The Distribution Date occurring in __________, 20__ which is the Distribution Date that corresponds to the final scheduled maturity date of the latest maturing Mortgage Loan initially included in the REMIC Trust, plus approximately two years and two months.

      Final Recovery Determination: A determination by the Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan purchased or replaced by the Seller or the Servicer pursuant to Section 2.06 or 3.15(c)) that all Net Recovery Proceeds and other payments or recoveries that the Servicer, in its reasonable judgment, expects to be finally recoverable have been recovered or that the Servicer, in its reasonable judgment as evidenced by an Officer's Certificate which accompanies the related Liquidation Report, believes the cost of obtaining any additional recoveries would exceed the amount of such recoveries. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination.

      First Mortgage Loan: Any Mortgage Loan that is secured by a first lien on or first priority security interest in the related Mortgaged Property.

      Fixed Rate Mortgage Loan: Any Mortgage Loan with a Mortgage Loan Rate that is a fixed per annum rate of interest, as set forth in the Mortgage Loan Schedule. All of the Pool I Mortgage Loans and Pool III Mortgage Loans are Fixed Rate Mortgage Loans.

      FNMA: The Federal National Mortgage Association and its successors in interest.

      Funding Period: The period beginning on the Closing Date and ending on the earlier of (a) the date on which the amount on deposit in the Pre-Funding Account is less than

$_______________, or (b) the close of business on __________ __, 199_. [NOT
LATER THAN 90 DAYS AFTER THE CLOSING DATE]

      Gross Margin: With respect to an Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine the Mortgage Loan Rate.

      Home Improvement Loan: A Fixed Rate Mortgage Loan that is a single family residential first, second and more junior home improvement mortgage loan. All Home Improvement Loans will be included in Pool III.

      HUD: The United States Department of Housing and Urban Development, and its successors in interest.

      Indemnified Party: As defined in Section 3.25(a).

      Independent: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Seller, the Servicer and the Underwriter, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller, the Servicer or in any affiliate of either, and (iii) is not connected with the Seller, the Servicer or the Underwriter as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

      Independent Contractor: Either (i) any Person (other than the Servicer and the Seller) that would be an "independent contractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer and the Seller) if the Trustee[, THE CERTIFICATE INSURER] and the Certificateholders have each received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

      Index: With respect to any Adjustable Rate Mortgage Loan, the applicable index for computing the Mortgage Loan Rate as specified in the Mortgage Note.

      Initial Certificate Principal Balance: With respect to any Class [A] Certificate, the Initial Certificate Principal Balance set forth on the face thereof.

      Initial Mortgage Loans: The Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans and Initial Pool IV Mortgage Loans, collectively.

      Initial Pool I Mortgage Loans: The Pool I Mortgage Loans listed on Exhibit C-1 delivered to the Trustee on the Closing Date.

      Initial Pool II Mortgage Loans: The Pool II Mortgage Loans listed on Exhibit C-2 delivered to the Trustee on the Closing Date.

      Initial Pool III Mortgage Loans: The Pool III Mortgage Loans listed on Exhibit C-3 delivered to the Trustee on the Closing Date.

      Initial Pool IV Mortgage Loans: The Pool IV Mortgage Loans listed on Exhibit C-4 delivered to the Trustee on the Closing Date.

      Initial Specified Overcollateralization Amount: $_______________ .

      [INSURANCE AGREEMENT: THE INSURANCE AND INDEMNITY AGREEMENT DATED AS OF ____ __, 199_ BETWEEN THE CERTIFICATE INSURER AND THE SELLER.]

      [INSURANCE PREMIUM: WITH RESPECT TO ANY DISTRIBUTION DATE, THE PRODUCT OF
(x) THE CLASS [A] CERTIFICATE PRINCIPAL BALANCE, AFTER TAKING INTO ACCOUNT ALL DISTRIBUTIONS TO BE MADE ON SUCH DISTRIBUTION DATE AND (y) ONE-TWELFTH OF THE PREMIUM RATE.]

      [INSURED DISTRIBUTION AMOUNT: WITH RESPECT TO ANY POOL AND ANY DISTRIBUTION DATE, THE SUM OF (i) THE INTEREST DISTRIBUTION AMOUNT FOR SUCH POOL AND (ii) THE OVERCOLLATERALIZATION DEFICIT, IF ANY, FOR SUCH POOL AND FOR SUCH DISTRIBUTION DATE.]

      [INSURED PAYMENT: WITH RESPECT TO EACH POOL AND AS OF ANY DISTRIBUTION DATE, (i) ANY AVAILABLE FUNDS SHORTFALL PLUS (ii) ANY PREFERENCE AMOUNT NOT OTHERWISE PAID TO A CERTIFICATEHOLDER OF A RELATED POOL CERTIFICATE.]

      Interest Distribution Amount: With respect to any Distribution Date and any Class of Class [A] Certificates, the sum of (i) interest accrued during the related Due Period on the Class Certificate Principal Balance of such Class at the related Pass-Through Rate and (ii) the pro rata share allocable to such Class (based on the amount of interest they would otherwise be entitled to receive) of the portion of the Carry-Forward Amount representing interest.

      Interest Remittance Amount: As defined in Section 3.11(a)(i)(A) hereof.

      Jumbo Loan: An adjustable rate, one- to four-family residential first mortgage loan which has an initial Loan Balance of $________ or more. All Pool IV Mortgage Loans are Jumbo Loans.

      Junior Mortgage Loan: Any Mortgage Loan that is secured by a second lien on or second priority security interest in the related Mortgaged Property.

      Late Collection: With respect to any Mortgage Loan and the Monthly Payment due thereon during any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as a late payment of such Monthly Payment or as Property Insurance Proceeds, Liquidation Proceeds or otherwise, which represent the late payment or collection of such Monthly Payment.

      Late Payment Rate: For any Distribution Date, the lesser of (i) the rate of interest set forth in the Eastern Edition of The Wall Street Journal in its "Money Rates" section as the "prime rate" on the first Business Day preceding such Distribution Date that such rate is so published plus __% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed.

      Lien: As defined in Section 2.05(b).

      Lifetime Cap: With respect to each Pool II Mortgage Loan, the percentage set forth in the related Mortgage Note to be added to the initial Mortgage Loan Rate thereof to determine such Mortgage Loan's Maximum Rate.

      Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan as to which the Servicer has determined, in accordance with the servicing procedures specified herein, during the related Due Period that all Liquidation Proceeds which it expects to recover from or on account of such Mortgage Loan have been recovered.

      Liquidation Expenses: Expenses which are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor. Such expenses shall include, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Servicer pursuant to Section 3.06 respecting the related Mortgage Loan (including, without limitation, amounts voluntarily advanced to correct defaults on each mortgage loan that is senior to such Mortgage Loan), any other related and previously unreimbursed Servicing Advances and any related and previously unreimbursed Property Protection Expenses.

      Liquidation Proceeds: Cash (other than Property Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, whether through trustee's sale, foreclosure sale, condemnation, taking by eminent domain or otherwise received in respect of any Mortgage Loan foreclosed upon as described in Section 3.15 (including, without limitation, proceeds from the rental of the related Mortgaged Property) other than FHA Payments and Related Payments.

      Liquidation Report: A liquidation report in the form of Exhibit G attached hereto delivered by the Servicer pursuant to Section 3.15(e).

      Loan Balance: With respect to each Mortgage Loan, the outstanding principal balance thereof calculated in accordance with the terms of the related Mortgage Note; provided, however, that the Loan Balance for any Mortgage Loan upon which a Final Recovery Determination has been made shall be zero as of the last day of the Due Period in which such Final Recovery Determination was made, and at all times thereafter.

      Majority Certificateholders: The Holders of Class [A] Certificates evidencing at least 51% of the Voting Interests.

      Majority Class R Certificateholders: The Holders of Class R Certificates evidencing at least 75% of the Voting Percentage.

      Maximum Collateral Amount: With respect to each Pool, the aggregate Loan Balances of all Mortgage Loans for such Pool as of the Cut-Off Date plus the aggregate Loan Balances of all Subsequent Mortgage Loans for such Pool on the related Subsequent Cut-Off Dates.

      Maximum Rate: With respect to an Adjustable Rate Mortgage Loan, the provision in the Mortgage Note which provides for an absolute maximum Mortgage Loan Rate.

      Minimum Rate: With respect to an Adjustable Rate Mortgage Loan, the provision in the Mortgage Note which provides for an absolute minimum Mortgage Loan Rate, subject to the initial Mortgage Loan Rate first adjusting to a level in excess of such Mortgage Loan Rate in accordance with the terms of the Mortgage Note.

      Monthly Excess Spread: With respect to any Distribution Date and for any Pool, the excess of (i) the interest which is collected on the Mortgage Loans of such Pool, less the related Servicing Fees, during the prior Due Period, plus any Delinquency Advances with respect to such Pool, and any amount covering a Compensating Interest with respect to such Pool paid by the Servicer with respect to such Due Period, over (ii) the sum of (x) the Interest Distribution Amount with respect to such Pool for such Distribution Date, (y) the amount to be distributed with respect to such Pool to [THE CERTIFICATE INSURER] pursuant to Section 4.04(a)(i) on such Distribution Date and (z) the amount to be distributed with respect to such Pool to the Trustee pursuant to Section 4.04(a)(ii) on such Distribution Date.

      Monthly Payment: With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note in accordance with its terms, determined: (i) without giving effect to any extension, deferral, modification, waiver or amendment granted or agreed to by the Servicer pursuant to Section 3.01 or 3.07; and (ii) after giving effect to any reduction in the amount of interest collectible from the related Mortgagor as a result of the application of the Civil Relief Act.

      Moody's: Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by [THE CERTIFICATE INSURER], notice of which designation shall be given to the Trustee and the Servicer by [THE CERTIFICATE INSURER].

      Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple in real property securing a Mortgage Loan.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such Mortgage File pursuant to this Agreement.

      Mortgage Loan: Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.01 or 2.02 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Trust by the Seller (as indicated by Exhibit C), that in fact was not transferred and assigned to the Trust for any reason whatsoever, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, "Mortgage Loan" shall be deemed to refer to the related REO Property.

      Mortgage Loan Rate: As to any Mortgage Loan other than an Adjustable Rate Mortgage Loan, the fixed per annum rate of interest applicable to the calculation of interest thereon; provided that, with respect to any FHA Loan for which the related Mortgagor pays the FHA Insurance Premium as part of the Mortgage Loan Rate, such Mortgage Loan Rate shall be adjusted to reflect any such FHA Premium Amount. With respect to any Adjustable Rate Mortgage Loan, the per annum rate of interest computed in accordance with the related Mortgage Note as the sum of the Index and the Gross Margin, subject to the Minimum Rate, the Maximum Rate and any periodic limitation on adjustments to such rate applicable from time to time to the calculation of interest thereon.

      Mortgage Loan Schedule: As of any date, the separate schedules of Pool I, Pool II, Pool III and Pool IV Mortgage Loans delivered to the Trustee for inclusion in the Trust on such date, in substantially the form attached hereto as Exhibits D-1, D-2, D-3 and D-4, respectively, which schedules shall set forth the following information with respect to each Mortgage Loan:

            (i)   the loan number;

           (ii)   the Mortgagor's name;

          (iii) the street address of the Mortgaged Property, including the city, state and zip code;

           (iv)   the type of Mortgaged Property;

            (v)   the Mortgage Loan Rate;

           (vi)   the occupancy status;

          (vii)   the original term;

         (viii) as of the Cut-Off Date the remaining number of months to stated maturity;

           (ix) the original principal balance (except with respect to any Mortgage Loan purchased by the Seller, such balance at the time of acquisition by the Seller of such Mortgage Loan);

            (x)   the paid through date;

           (xi)   the amount of the Monthly Payment;

          (xii)   the unpaid principal balance as of the Cut-Off Date;

         (xiii) the Combined Loan-to-Value Ratio (except to the extent not applicable to Pool III Mortgage Loans);

          (xiv)   the stated maturity date;

           (xv)   the Due Date;

          (xvi)   the Appraised Value, if available;

         (xvii)   the lien priority of the Mortgage Loan;

        (xviii)   the Net Mortgage Loan Rate;

          (xix)   the paid-to date;

           (xx) the origination date (except with respect to any Mortgage Loan purchased by the Seller, the date of acquisition by the Seller of such Mortgage Loan);

          (xxi) balloon amortization, which is the number of months it would take a Mortgagor making timely and equal payments without any reference to the Balloon Payment and the number of scheduled months which the Mortgagor has to pay off such Mortgage Loan including the Balloon Payment (e.g., "360 months due in 180 months");

         (xxii) with respect to Exhibits D-2 and D-4, the Minimum Rate, the Maximum Rate and any periodic limitation on adjustments to each such Mortgage Loan's Mortgage Loan Rate; and

        (xxiii)   with respect to Exhibit C-3, whether such Home Improvement
      Loan is an FHA Loan or a Conventional Home Improvement Loan.

Such schedules shall also set forth the total of the amounts described under
(xii) above for all of the Mortgage Loans as of the specified date. Such schedules may be in the form of more than one list, which list or lists may have one or more attachments, collectively setting forth all of the information required. Such list of information contained in a Mortgage Loan Schedule shall also be provided to the Trustee in a computer-readable format on a tape or disk. The Mortgage Loan Schedule shall be amended from time to time by the Trustee in accordance with Section 2.07. With respect to any Qualified Replacement Mortgage Loan, the amounts described in clauses (viii) and (xii) shall be set forth as of the date of substitution.

      The Mortgage Loan Schedule shall be amended on each Subsequent Transfer Date to reflect the addition of the related Subsequent Mortgage Loans to the Trust.

      Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Portfolio Performance Test: The Mortgage Portfolio Performance Test is satisfied for any Pool on any date of determination thereof if (i) the Rolling Six Month Delinquency Rate with respect to such Pool is less than ____%,
(ii) the O/C Loss Test with respect to such Pool is satisfied, (iii) the Rolling Twelve Month Loss Rate with respect to such Pool for the twelve month period immediately preceding the date of determination thereof is not greater than or equal to ____% and (iv) no more than ___% of the aggregate current principal balance of Mortgage Loans in the related Pool which are secured by Small Mixed-Use Properties is 30 days or more Delinquent.

      Mortgaged Property: The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling.

      Mortgagor: The obligor or obligors on a Mortgage Note.

      Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the Loan Balance thereof.

      Net Monthly Excess Cashflow: With respect to any Pool, for any Distribution Date, equals the amount, if any, by which (i) the funds on deposit in the related Certificate Account (net of any related Premium Amount, Servicing Fees and Trustee Fees) for such Distribution Date exceed (ii) the sum of (a) the Interest Distribution Amount for each Class in such Pool plus the Principal Distribution Amount for each Class in such Pool (calculated for this purpose without regard to any Overcollateralization Increase Amount or portion thereof included therein) and (b) any Reimbursement Amount with respect to such Pool owed to [THE CERTIFICATE INSURER].

      Net Mortgage Loan Rate: With respect to each Mortgage Loan, a per annum rate of interest equal to the Mortgage Loan Rate minus the Servicing Fee Rate.

      Net Recovery Proceeds: The amount of any gross Property Insurance Proceeds, or Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Delinquency Advances or accrued and unpaid Servicing Fees and, without duplication, liquidation expenses.

      New Lease: Any lease of REO Property entered into on behalf of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

      90 Day Delinquent FHA Loan: With respect to any Distribution Date, an FHA Loan with respect to which four consecutive Monthly Payments have not been received by the Servicer as of the last day of the related Due Period unless on or prior to the last day of the Due Period in which the fourth Monthly Payment is due, the Servicer has received from the related Mortgagor an amount at least equal to one unpaid Monthly Payment.

      Non-acknowledged FHA Loans: As defined in Section 2.05(ggg) hereof.

      Nonrecoverable Delinquency Advance: Any Delinquency Advance previously made in respect of a Mortgage Loan or REO Property which the Servicer determines, in connection with a Final Recovery Determination with respect to such Mortgage Loan (such determination to be evidenced by a certificate of a Servicing Officer delivered to the Trustee [AND THE CERTIFICATE INSURER]), will not be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

      Notice: As defined in Section 4.02.

      Notice of Claim: The notice required to be furnished by the Trustee to [THE CERTIFICATE INSURER] in the event a Class [A] Insured Amount is required to be paid under the [CERTIFICATE INSURANCE POLICY] with respect to any Distribution Date, in the form set forth as Exhibit P hereto.

      O/C Loss Test: The O/C Loss Test for any Pool for any period set out below is satisfied if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below:

Period                                 Cumulative Loss Percentage
------                                 --------------------------






      Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President of the Seller, the Servicer or the Claims Administrator, as the case may be, and delivered to the Trustee[, CERTIFICATE INSURER] or each Rating Agency, as the case may be.

      Opinion of Counsel: A written opinion of counsel, who (unless such Opinion of Counsel is required to be an Independent Opinion of Counsel) may be counsel for the Seller, the Trustee, the Servicer [OR THE CERTIFICATE INSURER] (including, except as otherwise expressly provided in this Agreement, the in-house general counsel for the Servicer, the Seller, the Trustee, any Certificateholder [OR THE CERTIFICATE INSURER], as the case may be), and who shall be reasonably acceptable to the parties to which such opinion is addressed; except that any opinion of counsel relating to the qualification of the Trust as a REMIC, or compliance with the REMIC Provisions, must be an opinion of counsel who is a tax counsel experienced in REMIC matters.

      Original Class [A] Certificate: The Class [A] Certificates issued on the Closing Date.

      Original Class [A] Certificate Principal Balance:  $__________.

      Original Class Certificate Principal Balance: With respect to any Class of Certificates (other than the Class R Certificates), the corresponding amounts set forth opposite such Class in the table below:

                                                Original Class
        Class                            Certificate Principal Balance
        -----                            -----------------------------
        Class A-1                        $

        Class A-2

        Class A-3

        Class A-4

        [SPECIFY OTHER CLASSES]

      OTS: The Office of Thrift Supervision or any successor.

      Overcollateralization Deficit: For each Pool and with respect to any Distribution Date, the amount, if any, by which (x) the Class Certificate Principal Balance of the Pool Certificates of the related Pool, after taking into account the payment of the Class [A] Distribution Amount on such Distribution Date for the related Pool (except for the amount of any Insured Payment to be paid on such Distribution Date to reduce the Overcollateralization Deficit for the related Pool), exceeds (y) the aggregate Loan Balance of the Mortgage Loans for the related Pool as of the close of business on the last day of the immediately preceding Due Period.

      Overcollateralization Increase Amount: For each Pool and with respect to any Distribution Date the lesser of (i) the Specified Overcollateralization Deficiency Amount for the related Pool as of such Distribution Date (after taking into account the payment of the Class [A] Distribution Amount on such Distribution Date (except for any Overcollateralization Increase Amount) for the related Pool) and (ii) the amount of Monthly Excess Spread on deposit in the Certificate Account for the related Pool on such Distribution Date after the payment of any Reimbursement Amount for the related Pool.

      Overcollateralization Reduction Amount: For each Pool and with respect to any Distribution Date, an amount equal to the lesser of (x) the Excess Overcollateralized Amount for the related Pool on such Distribution Date and (y) the Principal Remittance Amount of the related pool transferred from the Collection Account to the Certificate Account on the Deposit Date immediately preceding such Distribution Date.

      Overcollateralized Amount: For each Pool, as of any Distribution Date, the excess, if any, of (x) aggregate Loan Balance of all the Mortgage Loans of the related pool as of the close of business on the last day of the immediately preceding Due Period, over (y) the Class Certificate Principal Balance of the Pool Certificates of the related Pool as of such Distribution Date (after taking into account the payment of the Class [A] Distribution Amount on such Distribution Date).

      Pass-Through Rate:      Class A-1:  ___% per annum

                              Class A-2: ___% per annum

                              Class A-3: ___% per annum

                              Class A-4: ___% per annum.

      [INSERT APPROPRIATE DEFINITIONS WITH RESPECT TO ADDITIONAL CLASSES OF CERTIFICATES, IF APPLICABLE.]

      Payment Ahead: Any payment of one or more Monthly Payments remitted by a Mortgagor with respect to a Mortgage Note in excess of the Monthly Payment due during such Due Period with respect to such Mortgage Note, which sums the related Mortgagor has instructed the Servicer to apply to Monthly Payments due in one or more subsequent Due Periods. A Monthly Payment that was a Payment Ahead shall, for purposes of computing certain amounts under this Agreement, be deemed to have been received by the Servicer on the date in the related Due Period that such Monthly Payment would have been due if such Monthly Payment was not a Payment Ahead.

      Percentage Interest: With respect to any Class of Class [A] Certificates, a fraction, expressed as a decimal, the numerator of which is the Initial Certificate Principal Balance represented by such Class of Class [A] Certificates and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the related Class. The Class [A] Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Class [A] Certificate Principal Balances of $1,000. The Class R Certificates are issuable only in minimum Percentage Interests equal to 10% of all of the interests represented by the Certificates of such Class.

      Permitted Investments: As used herein, Permitted Investments shall include the following:

            (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

           (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" or better by S&P and "Prime-1" or better by Moody's;

          (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by BIF or SAIF and a rating, with respect to its long-term, unsecured, debt obligations, of "A" or better by S&P and "A2" or better by Moody's;

           (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" or better by S&P and "Prime-1" by Moody's; and

            (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the earliest date on which such monies may be needed to make payments.

      Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Policy Payments Account: As defined in Section 4.02(b) hereof.

      Pool: With respect to the Class [A] Certificates, the Pool I, Pool II, Pool III or Pool IV Certificates, as the case may be, and with respect to the Mortgage Loans, the Pool I, Pool II, Pool III or Pool IV Mortgage Loans, as the case may be.

      Pool Balance: With respect to any Pool and as to the Distribution Date occurring in __________ 199_, the sum of the aggregate of the Loan Balances of the Mortgage Loans in the related Pool as of the end of the related Due Period and the Pre-Funding Account Deposit with respect to the related Pool, minus the sum of all Subsequent Purchase Price amounts as of the last day of the related Due Period. As to any Distribution Date thereafter, the aggregate of the Loan Balances of the Mortgage Loans in the related Pool as of the end of the related Due Period.

      Pool Certificate: With respect to Pool I, the Pool I Certificates; with respect to Pool II, the Pool II Certificates; with respect to Pool III, the Pool III Certificates; and with respect to Pool IV, the Pool IV Certificates.

      Pool Delinquency Rate: With respect to any Pool and any Due Period, the fraction, expressed as a percentage, equal to (x) the aggregate Loan Balances of all Mortgage Loans in such Pool 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of such Due Period over (y) the aggregate Loan Balances of all Mortgage Loans in such Pool as of the close of business on the last day of such Due Period.

      [POOL PROJECTED NET MONTHLY EXCESS CASHFLOW: AS OF ANY DATE OF CALCULATION, WITH RESPECT TO POOL I, FIVE TIMES (OR, WITH RESPECT TO POOL II AND POOL IV, THREE TIMES) NET MONTHLY EXCESS CASHFLOW RELATING TO SUCH POOL, AS CALCULATED ON THE DISTRIBUTION DATE IMMEDIATELY PRECEDING SUCH DATE OF CALCULATION. POOL PROJECTED NET MONTHLY EXCESS CASHFLOW SHALL NOT APPLY TO POOL III.]

      Pool I Certificate: A Class [A-_], Class [A-_], Class [A-_] or Class [A-[SPECIFY OTHERS]] Certificate.

      Pool I Initial Specified Overcollateralized Amount: $_______.

      Pool I Mortgage Loan: A Mortgage Loan listed on Exhibit C-1 delivered to the Trustee, as such Exhibit may be amended from time to time.

      Pool I Specified Overcollateralized Amount: means (as such amount may be changed in accordance with the provisions of Section 2.02 hereof) the greater of
(i) the Pool I Initial Specified Overcollateralized Amount or (ii) the Specified Overcollateralization Amount with respect to Pool I.

      Pool II Certificate: A Class [A-_] or Class [A-_] Certificate.

      Pool II Initial Specified Overcollateralized Amount:  $_______.

      Pool II Mortgage Loan: A Mortgage Loan listed on Exhibit C-2 delivered to the Trustee, as such Exhibit may be amended from time to time.

      Pool II Specified Overcollateralized Amount: means (as such amount may be changed in accordance with the provisions of Section 2.02 hereof) the greater of
(i) the Pool II Initial Specified Overcollateralized Amount or (ii) the Specified Overcollateralization Amount with respect to Pool II.

      Pool III Certificate: A Class [A-_], Class [A-_], Class [A-_] or Class [A-_] Certificate.

      Pool III Delinquency Period: Any period commencing on a Distribution Date for which the sum of (i) the three-month moving average of 75% of the Loan Balance of all 90 Day Delinquent FHA Loans and (ii) the amount of all Claims filed in the Due Period immediately preceding the then current Distribution Date is greater than the current Excess Spread for the Pool III Loans for such Distribution Date, and ending on the first Distribution Date thereafter for which (a) the six-month moving average of the sum of 75% of the Loan Balance of all 90 Day Delinquent FHA Loans and (b) the amount of all Claims filed in the Due Period immediately preceding the then current Distribution Date is less than the Excess Spread for the Pool III Mortgage Loans for three consecutive Distribution Dates.

      Pool III Initial Specified Overcollateralized Amount: $_______.

      Pool III Mortgage Loan: A Mortgage Loan listed on Exhibit C-3 delivered to the Trustee, as such Exhibit may be amended from time to time.

      Pool III Specified Overcollateralized Amount: means (as such amount may be changed in accordance with the provisions of Section 2.02 hereof) the greater of
(i) the Pool III Initial Specified Overcollateralized Amount or (ii) the Specified Overcollateralization Amount with respect to Pool III; provided, however, that the Pool III Specified Overcollateralized Amount shall equal the Pool III Initial Specified Overcollateralized Amount during any Pool III Delinquency Period.

      Pool IV Certificate: A Class [A-_] Certificate.

      Pool IV Initial Specified Overcollateralized Amount: $_______.

      Pool IV Mortgage Loan: A Mortgage Loan listed on Exhibit C-4 delivered to the Trustee, as such Exhibit may be amended from time to time.

      Pool IV Specified Overcollateralized Amount: means (as such amount may be changed in accordance with the provisions of Section 2.02 hereof) the greater of
(i) the Pool IV Initial Specified Overcollateralized Amount; (ii) the Specified Overcollateralization Amount with respect to Pool IV; or (iii) the sum of the Loan Balances of the three largest Pool IV Mortgages.

      Preference Amount: Any amount previously distributed on the Class [A] Certificates that is recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

      Preference Claim: As defined in Section 4.4(e).

      Pre-Funding Account: The segregated account, which shall be an Eligible Account, established and maintained pursuant to Section 3.28 and entitled "____________________, as Trustee for Cityscape Loan Trust 199__-__ Pass-Through Certificates 199__-__, Pre-Funding Account."

      Pre-Funding Account Deposit: The amount deposited in the Pre-Funding Account that is allocated for the purchase of Subsequent Mortgage Loans, which amount is equal to the sum of (i) $________ from the proceeds of the sale of the Pool I Certificates, (ii) $________ from the proceeds of the sale of the Pool II Certificates, (iii) $________ from the proceeds of the sale of the Pool III Certificates and (iv) $________ from the proceeds of the sale of the Pool IV Certificates.

      Premium Rate: With respect to any Distribution Date, a per annum rate equal to ___%.

      Prepayment Assumption: As defined in the Prospectus Supplement.

      Principal Distribution Amount: With respect to any Pool and any Distribution Date, the lesser of:

      (a) the Available Funds with respect to such Pool plus any Insured Payment with respect to such Pool (and, in the case of Pool III Certificates, any FHA Payments) minus the Interest Distribution Amount with respect to such Pool; and

      (b)   (i)   the excess, if any, of the sum, without duplication, of:

                  (A) the Carry-Forward Amount with respect to the related Pool Certificates as it relates to principal,

                  (B) the Preference Amount owed to the Holders of such Pool Certificates as such amounts relate to principal previously distributed on such Pool Certificates,

                  (C) the principal (including any Principal Prepayment) actually collected by the Servicer during the related Due Period with respect to such Pool,

                  (D) the Loan Balance of each Mortgage Loan in such Pool that was repurchased by the Seller or purchased by the Servicer during the related Due Period, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Deposit Date,

                  (E) the Net Recovery Proceeds actually collected by the Servicer during the related Due Period with respect to each Mortgage Loan in such Pool remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the then-outstanding Loan Balance of the related Mortgage Loan), to the extent such Net Recovery Proceeds are actually received by the Trustee on or prior to the related Deposit Date,

                  (F) the amount of any Overcollateralization Deficit with respect to the related Pool on such Distribution Date,

                  (G) the portion of the proceeds received by the Trustee from any termination of the Trust (to the extent such proceeds related to principal and such Pool), and

                  (H) the amount of any Overcollateralization Increase Amount with respect to the related Pool on such Distribution Date, to the extent of any Monthly Excess Spread;

                                      over

            (ii) the amount of any Overcollateralization Reduction Amount with respect to the related Pool on such Distribution Date.

      Principal Payment: As to any Mortgage Loan and Due Period, all amounts received or, in the case of the principal portion of any Payment Ahead, deemed to have been received by the Servicer from or on behalf of the related Mortgagor during such Due Period (including Principal Prepayments) which, at the time of receipt or, in the case of any Payment Ahead, at the time such Payment Ahead is deemed to have been received, were applied or were required to be applied by the Servicer in reduction of the Loan Balance of such Mortgage Loan.

      Principal Prepayment: As to any Mortgage Loan and Due Period, any Mortgagor payment or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds) which, in the case of a Mortgagor payment, is received in advance of its scheduled due date and is not a Payment Ahead.

      Principal Remittance Amount: As defined in Section 3.11(a)(i)(B) hereof.

      Property Insurance Proceeds: Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, other than any payments under the [CERTIFICATE INSURANCE POLICY], to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

      Property Protection Expenses: Expenses (exclusive of overhead expenses) reasonably paid or incurred by or for the account of the Servicer in connection with the preservation or protection of a Mortgaged Property or the security of a Mortgaged Property, including (a) hazard insurance policy premiums, (b) real estate taxes and property repair, replacement, protection and preservation expenses, (c) amounts expended to cure or prevent any default with respect to any mortgage loan senior to the related Mortgage Loan, and (d) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgaged Property or security (including but not limited to reasonable legal fees and expenses).

      Prospectus Supplement: That certain prospectus supplement dated ______ __, 199_ relating to the public offering of the Class [A] Certificates.

      Purchase Price: With respect to any Mortgage Loan required to be purchased pursuant to Section 2.03 or to be purchased pursuant to Section 3.15(c) and as confirmed by an Officer's Certificate, an amount equal to the sum, without duplication, of (i) 100% of the Loan Balance as of the date of purchase, (ii) interest from the date interest was last paid by the Mortgagor through the end of the calendar month in which such purchase occurs, at a per annum rate equal to the Mortgage Loan Rate, (iii) any unreimbursed Servicing Advances allocable to such Mortgage Loan and (iv) in the event the Mortgage Loan is required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any reasonable expenses arising out of the enforcement of the purchase obligation.

      Qualified Replacement Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Replacement Mortgage Loan being substituted for such Deleted Mortgage Loan), after deduction of all scheduled payments of principal due in the month of substitution, not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan as of the date of substitution, (ii) have a Mortgage Loan Rate not less than (and not more than ___ percentage point[s] in excess of) the Mortgage Loan Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than _______ less than) that of the Deleted Mortgage Loan, (iv) have a Combined Loan-to-Value Ratio equal to or lower than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (v) satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each representation and warranty set forth in Section 2.07 hereof, (viii) have the same or better property type as the Deleted Mortgage Loan, (ix) have the same or better occupancy status, (x) have the same Due Date as the Deleted Mortgage Loan, (xi) be of the same or of a better credit quality (determined in accordance with the Seller's credit underwriting guidelines as attached hereto as Exhibit L) as the Mortgage Loan being replaced and (xii) with respect to Pool III, is an FHA Loan if the Deleted Mortgage Loan was an FHA Loan or a Conventional Home Improvement Loan if the Deleted Mortgage Loan was a Conventional Home Improvement Loan. In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, [THE CERTIFICATE INSURER] may allow the tests set forth in (i)-(iii) above to be met on a weighted average basis or other aggregate basis (based on the mortgage loans substituted in any one Due Period) acceptable to [THE CERTIFICATE INSURER].

      Rating Agencies: S & P and Moody's (each, a "Rating Agency"), and their respective successors in interest. If any such agency or successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Servicer, notice of which designation shall be given to the Trustee.

      Realized Loss: As to any Mortgage Loan on which a Final Recovery Determination has been made, the amount, if any, by which the Loan Balance of such Mortgage Loan as of the date of such Final Recovery Determination exceeds the Net Recovery Proceeds allocable to principal for such Mortgage Loan.

      With respect to each 90 Day Delinquent FHA Loan for which a Claim is eligible to be filed with the FHA, the Realized Loss, if any, shall be determined as of the Determination Date following the date the related FHA Payment is received by the Trustee, and shall be an amount (not less than zero or greater than the related outstanding Loan Balance as of the date the Claim relating to such FHA Loan is filed with the FHA) equal to the outstanding Loan

Balance of the FHA Loan as of the date of such filing, minus amounts paid from the Certificate Account relating to such 90 Day Delinquent FHA Loan (such amounts to be applied first to the Loan Balance of such FHA Loan and then to interest thereon).

      Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

      Reimbursement Amount: With respect to any Pool and as of any Distribution Date, the sum of (x) (i) the aggregate of all Insured Payments with respect to such Pool previously received by the Trustee and not previously repaid to [THE CERTIFICATE INSURER] pursuant to Section 4.04(a)(vi) hereof plus (ii) interest accrued on each Insured Payment with respect to such Pool not previously repaid calculated at a rate equal to the Late Payment Rate from the date the Trustee received such Insured Payment with respect to such pool, (y) (i) the amount of any Insurance Premium attributable to such Pool and not paid on the date due and
(ii) interest on such amount at the Late Payment Rate from the date such Insurance Premium was due to be paid and (z) the amount of any amounts owing and unpaid under the Insurance Agreement. [THE CERTIFICATE INSURER] shall notify the Trustee, the Seller and the Servicer of the amount of any Reimbursement Amount with respect to any Pool.

      Related Payments: As described in Section 3.31(c).

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

      REMIC Trust: The segregated pool of assets consisting of the Trust Estate except for the Distribution Account, the Pre-Funding Account and the Capitalized Interest Account.

      Remittance Report: A report prepared by the Trustee pursuant to Section 4.06(a).

      Rents from Real Property: With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

      REO Disposition: The receipt by the Servicer of all Net Recovery Proceeds and other payments or recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the related REO Property.

      REO Property: A Mortgaged Property acquired by the Servicer in the name of the Trustee on behalf of the Certificateholders through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.22.

      Request for Release: A release signed by a Servicing Officer, in the form of Exhibit D-1 or Exhibit D-2 attached hereto.

      Reserve Amount: As of any Determination Date, the maximum amount of FHA insurance available with respect to all FHA Loans. The Reserve Amount initially will equal at least 10% of the aggregate Loan Balances of all Home Improvement Loans as of the Cut-off Date and will decline as set forth in 24 C.F.R. Section 201.32(b).

      Residential Dwelling: Any one of the following: (i) a detached or semi-detached single-family dwelling, (ii) a two- to four-unit dwelling, (iii) a townhouse, (iv) a unit in a condominium or a planned unit development, none of which is a co-operative unit or a mobile home, but which may be a pre-fabricated manufactured unit affixed to a permanent foundation or (v) a Small Mixed-Use Property where generally at least ___% of the gross income arises from residential purposes in accordance with the Seller's Underwriting Guidelines attached hereto as Exhibit L.

      Responsible Officer: When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officers' knowledge of and familiarity with the particular subject.

      Rolling Six Month Delinquency Rate: With respect to any Pool, beginning with the sixth Determination Date and as of each Determination Date thereafter the average of the Pool Delinquency Rates for each of the six immediately preceding Due Periods.

      Rolling Twelve Month Loss Rate: With respect to any Pool, beginning with the twelfth Determination Date and as of each Determination Date thereafter the fraction, expressed as a percentage, equal to (x) the dollar amount of all Realized Losses with respect to such Pool for the preceding twelve months over
(y) the aggregate Loan Balances of the Mortgage Loans in such Pool as of the opening of business on the first day of the preceding twelfth month.

      S&P: Standard & Poor's, a division of McGraw Hill, and its successors, and, if such division shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and

Exchange Commission and designated by [THE CERTIFICATE INSURER], notice of which designation shall be given to the Trustee and the Servicer by [THE CERTIFICATE INSURER].

      SAIF: The Savings Association Insurance Fund of the FDIC.


      Securities Act: The Securities Act of 1933, as amended.

      Seller: Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as the originator of the Mortgage Loans. The Seller is also recognized in certain states as Cityscape Mortgage Corp.

      Senior Lien: With respect to any Junior Mortgage Loan, any liens on the related Mortgaged Property of higher priority.

      Servicer: The Company or any successor servicer appointed as provided pursuant to this Agreement.

      Servicer Information: Any information contained in a Liquidation Report, a Servicer Remittance Report or a Delinquency Report.

      Servicer Loss Test: The Servicer Loss Test for any period set out below is satisfied, if the Cumulative Loss Percentage for such period does not exceed the percentage set out for such period below (provided, that for purposes of the calculation of the Servicer Loss Test, Realized Losses attributable solely to Cram Down Losses should be excluded from the calculation of Cumulative Loss Percentage):

                                                      Cumulative Loss
  Period                                                 Percentage
  ------                                              ---------------





      Servicer Remittance Report: The monthly report described in Section
3.18(a).

      Servicer Termination Test: The Servicer Termination Test is satisfied for any date of determination thereof if (x) as of the immediately preceding Determination Date, the Rolling Six Month Delinquency Rate is less than ____%,
(y) the Servicer Loss Test is satisfied and (z) as of the immediately preceding Determination Date, the Rolling Twelve Month Loss Rate is not greater than ____%.

      Servicing Account: The account or accounts created and maintained pursuant to Section 3.09.

      Servicing Advances: The costs and expenses incurred by the Servicer in connection with (i) the preservation, restoration and protection of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, (iv) the payment of any taxes or insurance premiums, and the performance of its obligations under Sections 3.01(b)(ii), 3.09, 3.13, 3.15(a) and 3.22, (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the Senior Lien pursuant to Section 3.24 and (vi) the payment of any FHA Insurance Premium not otherwise satisfied by FHA Premium Amounts received.

      Servicing Fee: With respect to each Mortgage Loan and for any Due Period, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on that principal amount on which interest on such Mortgage Loan accrues during such calendar month. A portion of such Servicing Fee may be paid to any Sub-Servicer as its servicing compensation.

      Servicing Fee Rate: With respect to each Mortgage Loan and Due Period a per annum rate equal to 0.__%.

      Servicing Officer: Any officer of the Servicer or any Sub-Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signatures appear on a list of servicing officers furnished to the Trustee [AND THE CERTIFICATE INSURER] by the Servicer or such Sub-Servicer, as such list may from time to time be amended. There shall at no time be fewer than two Servicing Officers.

      Small Mixed-Use Property: A Mortgaged Property with improvements consisting of a two- to four-unit residential dwelling and not more than two non-residential units.

      Specified Overcollateralization Amount: With respect to any Pool and a Distribution Date (x) prior to the Stepdown Date with respect to such Pool, the amount which is equal to __% of the Maximum Collateral Amount for such Pool and
(y) after the Stepdown Date (i) if the Stepdown Requirement with respect to such Pool is satisfied, the lesser of (A) the amount equal to ___% of the then outstanding aggregate Loan Balances of the Mortgage Loans for such Pool or (B) the Initial Specified Overcollateralization Amount for such Pool or (ii) if the Stepdown Requirement is not satisfied, the amount which is equal to __% of the Maximum Collateral Amount for such Pool; provided, however, that such amount will not be reduced below the product of 0.__% and the Maximum Collateral Amount for such Pool; provided, further, that if on any Distribution Date, the Mortgage Portfolio Performance Test with respect to such Pool is not satisfied, then the Specified Overcollateralization Amount for the related Pool will be unlimited during the period that such Mortgage Portfolio Performance Test is not satisfied; provided, further, that notwithstanding anything to the contrary in this definition of Specified Overcollateralization Amount, the Specified Overcollateralization Amount for each Pool and for any Distribution Date on which the Monthly Excess Spread with respect to such Pool is less than one-twelfth of __% of the Class Certificate Principal Balance of the Pool Certificates of the related Pool for such Distribution Date, shall be the sum of (I) the Specified Overcollateralization Amount otherwise obtained hereunder for the related Pool and (II) three times the excess of (i) one-twelfth of ____% of the Class Certificate Principal Balance of the Pool Certificates of the related Pool for such Distribution Date over (ii) the Monthly Excess Spread for the related Pool for such Distribution Date.

      Specified Overcollateralization Deficiency Amount: With respect to any Pool and any Distribution Date, the excess, if any, of (i) the Specified Overcollateralized Amount of the related Pool applicable to such Distribution Date over (ii) the Overcollateralized Amount of the related Pool for such Distribution Date prior to taking into account the payment of any related Overcollateralization Increase Amounts for the related Pool on such Distribution Date.

      Startup Day: As defined in Section 2.07.

      Stepdown Date: The Determination Date occurring in ________ 199_.

      Stepdown Requirement: With respect to each Pool, the Stepdown Requirement is satisfied for any date of determination thereof if as of such date of determination (x) the Rolling Six Month Delinquency Rate for such Pool as of the immediately preceding Determination Date is less than ________%, (y) the Cumulative Loss Test for such Pool is satisfied and (z) the Rolling Twelve Month Loss Rate for such Pool is not greater than or equal to 0.__%.

      Subsequent Cut-off Date: The date specified as such in a Subsequent Transfer Agreement with respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trust pursuant to the related Subsequent Transfer Agreement.

      Subsequent Cut-off Date Principal Balance: As to any Subsequent Mortgage Loan, the actual outstanding principal balance due thereunder from the Mortgagor on the Subsequent Cut-off Date.

      Subsequent Mortgage Loan: A Mortgage Loan sold to the Trust pursuant to
Section 2.02 of this Agreement, which shall be listed on the Subsequent Mortgage Loan Schedule attached to a Subsequent Transfer Agreement.

      Subsequent Mortgage Loan Schedule: As of any Subsequent Transfer Date, the schedule of Subsequent Pool I, Pool II, Pool III and Pool IV Mortgage Loans as of the related Subsequent Cut-off Date being transferred to the Trust on such Subsequent Transfer Date pursuant to a Subsequent Transfer Agreement. Each Subsequent Mortgage Loan Schedule shall contain information regarding the related Subsequent Mortgage Loans of the type included in, and shall be substantially in the form of, the Mortgage Loan Schedules attached hereto as Exhibits D-1, D-2, D-3 and D-4.

      Subsequent Pool I Mortgage Loan: A Subsequent Mortgage Loan assigned to Pool I.

      Subsequent Pool II Mortgage Loan: A Subsequent Mortgage Loan assigned to Pool II.

      Subsequent Pool III Mortgage Loan: A Subsequent Mortgage Loan assigned to Pool III.

      Subsequent Pool IV Mortgage Loan: A Subsequent Mortgage Loan assigned to Pool IV.

      Subsequent Purchase Price: As of any Subsequent Transfer Date, with respect to the Subsequent Mortgage Loans, an amount equal to the sum of (i) the product of _____% and the aggregate of the Loan Balances as of the Subsequent Cut-off Date of such Subsequent Mortgage Loans listed in the related Subsequent Transfer Agreement and (ii) any Additional Subsequent Purchase Price attributable to such Subsequent Mortgage Loans; provided, however, that the Additional Subsequent Purchase Price, if any, shall be paid only on the last day of the Funding Period, provided, further, that in no event shall the Subsequent Purchase Price exceed 100% of the Loan Balances of the Subsequent Mortgages Loans.

      Subsequent Transfer Agreement: With respect to any Subsequent Mortgage Loan, the agreement pursuant to which such Subsequent Mortgage Loan is transferred to the Trust, in substantially the form attached hereto as Exhibit Q.

      Subsequent Transfer Date: The date specified in each Subsequent Transfer Agreement, but no later than __________ __, 199_.

      Subsequent Transfer Deposit: The amount deposited by the Seller in the Collection Account in connection with each conveyance of Subsequent Mortgage Loans pursuant to Section 2.02, which amount is equal to one month's interest on the principal balance of each Subsequent Mortgage Loan that does not have a Monthly Payment due in the Due Period relating to the __________ 199_ Distribution Date, at a per annum rate equal to the Mortgage Loan Rate for each such Mortgage Loan, net of the applicable Servicing Fee Rate.

      Sub-Servicer: Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

      Sub-Servicing Account: An account established by a Sub-Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

      Sub-Servicing Agreement: The written contract between the Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

      Tax Matters Person: The Tax Matters Person appointed pursuant to Section
11.12 hereof.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Termination Price: As defined in Section 10.01(b) hereof.

      30 days Delinquent: A Mortgage Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due corresponding to the day that such monthly payment was due , or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

      Title I: Section 2 of Title I of the National Housing Act and the rules and regulations promulgated thereunder.

      Trust: Cityscape Loan Trust 199_-_, the trust created hereunder.

      Trust Estate: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof, (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the [CERTIFICATE INSURANCE POLICY], (v) the rights and remedies of the Trustee against any person making any representation or warranty to the Trustee hereunder, to the extent provided herein, and (vi) each Account and the Policy Payments Account, together with such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Mortgage Loans included from time to time in the Trust shall be divided into four separate sub-trusts, one for the Pool I Mortgage Loans, one for the Pool II Mortgage Loans, one for the Pool III Mortgage Loans and one for the Pool IV Mortgage Loans.

      Trustee: ____________________, a ________, and its successors in interest or any successor trustee appointed as provided pursuant to this Agreement. In the event that the Trust contains FHA Loans, the Trustee shall be required to have and maintain a valid FHA Contract of Insurance, or else appoint a co-trustee pursuant to Section 8.10 that is so insured, to act as trustee with respect to the FHA Loans. In the event of the appointment of a co-trustee pursuant to the preceding sentence, the term "Trustee," as used in this Agreement, shall include such co-trustee with respect to any references herein related to the FHA Loans or as the context otherwise requires.

      Trustee's Fee: With respect to any Distribution Date, the product of (x) one-twelfth of the Trustee's Fee Rate and (y) the aggregate Loan Balances of all Mortgage Loans as of the opening of business on the first day of the related Due Period.

      Trustee's Fee Rate: With respect to any Distribution Date, the greater of
(x) _____% and (y) the fraction, expressed as a percentage, the numerator of which is $________ and the denominator of which is the aggregate Loan Balance of all Mortgage Loans as of opening of business on the first day of the related Due Period.

      Underwriter: Greenwich Capital Markets, Inc., a ____________ corporation, and ____________, a ____________ corporation, each in its capacity as underwriter of the Class [A] Certificates.

      Uninsured Cause: Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.13.

      United States Person or U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the Unites States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. The term "United States" shall have the meaning set forth in
Section 7701 of the Code or successor provisions.

      Vice President: Any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

      Voting Interest: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Except as otherwise expressly provided for herein, for so long as the Class [A] Certificates are outstanding, 100% of the Voting Interests shall be allocated among Classes of Class [A] Certificates in proportion to their Certificate Principal Balances and among Holders of each Class in proportion to their respective Voting Percentages; provided, however, that any Class [A] Certificate registered in the name of the Servicer, the Seller or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Interests; provided, further, that when the Class [A] Certificates are no longer outstanding, 100% of the Voting Interests shall be allocated among Holders of the Class R Certificates in accordance with their respective Voting Percentage.

      Voting Percentage: With respect to any Class of Class [A] Certificates, a fraction, expressed as a decimal, the numerator of which is the Certificate Principal Balance represented by such Class [A] Certificate and the denominator of which is the Class [A] Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the Percentage Interest set forth on such Certificate.

      Written Order to Authenticate: A written order in the form of Exhibit K hereto by which the Seller directs the Trustee to issue the Certificates.

      Section 1.02. Interest Calculations. All calculations of interest at the Mortgage Loan Rate that are made in respect of the Loan Balance of a Mortgage Loan shall be made on a daily basis using a 360-day year of twelve 30-day months.

      All calculations of interest with respect to Fixed Rate Mortgage Loans will be computed on the basis of a 360-day year of twelve 30-day months.

      All calculations of interest with respect to Adjustable Rate Mortgage Loans will be computed on the basis of the actual number of days elapsed in the related Due Period and a year of 360 days.

      Section 1.03. Determination of Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given action, course of conduct, event or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholder (or any similar or analogous determination), such determination shall be made without giving effect to the insurance provided by the [CERTIFICATE INSURANCE POLICY]; subject to the FHA Regulations, if applicable.

                                   ARTICLE TWO

                            CONVEYANCE OF THE TRUST;
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of the Trust. The Seller, concurrently with the execution and delivery of this Agreement, does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders of the related Pool, without recourse (except as otherwise explicitly provided for herein), all of its right, title and interest in and to the Trust, including specifically, without limitation, the Initial Pool I, Pool II, Pool III and Pool IV Mortgage Loans, the Mortgages, the Mortgage Files, the Mortgage Notes and, with respect to FHA Loans, all rights under the Reserve Amount relating to such FHA Loans, including all interest and principal received or deemed to be received by the Seller on or with respect to the Mortgage Loans on or after the Cut-off Date (whether in the nature of amounts held by the Seller for application on behalf of the related Mortgagor as a Monthly Payment that is due on any date on or after the Cut-off Date or otherwise), together with all of its right, title and interest in and to the proceeds received on or after the Cut-off Date of any related insurance policies. In addition, on or prior to the Closing Date the Seller shall [(i)] cause the [CERTIFICATE INSURANCE POLICY] to be delivered to the Trustee [AND
(ii) DEPOSIT THE CLOSING DATE DEPOSIT IN THE COLLECTION ACCOUNT].

      The Mortgage Loans that from time to time constitute part of the Trust Estate shall be divided into four separate sub-trusts, one for the Pool I Mortgage Loans, one for the Pool II Mortgage Loans, one for the Pool III Mortgage Loans and one for the Pool IV Mortgage Loans. Nothing in this Agreement, however, shall be deemed to create a transfer of an FHA Loan in violation of Title I or the FHA Regulations.

      In the event that, notwithstanding the intent of the parties hereto to effect a sale and assignment of the Trust by the Seller to the Trustee, such sale and assignment are deemed to constitute a pledge of security for a loan, it is the intent of this Agreement that the Seller shall be deemed to have granted to the Trustee for the benefit of the Certificateholders of the related Pool a first priority perfected security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, the Mortgages, the Mortgage Files and the Mortgage Notes, all payments of principal or interest on the Mortgage Loans received on or after the Cut-off Date, all other payments (exclusive of assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, and extension and other administrative charges) made in respect of such Mortgage Loans on or after the Cut-off Date and all proceeds of any thereof with respect to the related Pool, including all amounts on deposit in the Certificate Account, the Collection Account, the Pre-Funding Account and the Capitalized Interest Account and amounts invested in Permitted Investments, and that this Agreement shall constitute a security agreement under applicable law.

      The Company confirms to the Trustee that it has caused its computer records relating to the Mortgage Loans to indicate by a code that the Mortgage Loans have been sold to the Trustee on behalf of the Trust and constitute part of the Trust in accordance with the terms of the Trust and that the Company will treat the transaction contemplated by such sale and assignment as a sale in accordance with generally accepted accounting principles and will reflect such sale on its primary accounting records.

      In connection with such sale and assignment, the Company, in its capacity as Seller hereunder, does hereby deliver to, and deposit with, the Trustee the originals of the following documents or instruments with respect to each Mortgage Loan so assigned:

            (a) The original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of _______________, as Trustee under the Pooling and Servicing Agreement, dated as of _____ __, 199_, Cityscape Loan Trust 199_-_, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Mortgage Loan to the Seller;

            (b) The original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

            (c) The original executed Assignment of the Mortgage, acceptable for recording except with respect to any currently unavailable recording information, from the Seller to the Trustee in blank or in the following form:

      "___________________, as Trustee under the Pooling and Servicing Agreement, dated as of _______ __, 199_, Cityscape Loan Trust 199_-_";

            (d) The original Assignment and any intervening Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to the Seller (or, if any such Assignment has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

            (e) The original, or a copy certified by the Seller to be a true and correct copy of the original, of each assumption, modification, written assurance or substitution agreement, if any;

            (f) (1) Except with respect to the FHA Loans, (i) an original, or a copy certified by the Seller to be a true and correct copy of the original, of a lender's title insurance policy, or if a lender's title policy has not been issued as of the Closing Date of a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy, and (ii) either: (A) an original hazard insurance policy; (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officer's Certificate of the Seller certifying that a hazard insurance policy is in effect as to the Mortgaged Property (in which case such Officer's Certificate shall be accompanied by a copy of such hazard insurance policy); and (2) with respect to the FHA Loans, the written Mortgage Loan application, title report, credit reconciliation worksheet, credit investigation receipts and approval sheet; and

            (g) If required because a Mortgaged Property is located in a federally designated special flood zone, either: (A) an original flood insurance policy or (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officer's Certificate of the Seller certifying that a flood insurance policy is in effect covering the Mortgaged Property (in which case such Officer's Certificate shall be accompanied by a copy of such flood insurance policy).

      With respect to any Mortgage referred to in clause (b) above as to which the original Mortgage is not available as of the Closing Date, and with respect to any Assignment referred to in clause (c) above or clause (d) above as to which the original Assignment is not available as of the Closing Date, the Seller shall deliver, prior to the Closing Date, a copy of such Mortgage or such Assignment, as the case may be, certified by the Seller to be a true and correct copy, to the Trustee and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment, or where the original Assignment is unavailable a copy thereof certified by the applicable public recording office, to the Trustee within five Business Days of receipt thereof by the Seller but in no event later than 360 days (or such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may approve in writing with respect to specific Mortgage Loans upon the request of the Seller) following the date of origination of the related Mortgage Loan or the date of such Assignment to the Seller, as the case may be. The failure of the Seller to deliver to the Trustee
(x) any original Mortgage under clause (b) above (or where the original is unavailable a copy thereof certified by the applicable public recording office), or (y) any original Assignment under clause (c) above or clause (d) above (or where the original is unavailable a copy thereof certified by the applicable public recording office), shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of such 360 day period (or such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may approve in writing with respect to specific Mortgage Loans upon the request of the Seller).

      The Trustee shall promptly (and in no event later than twenty Business Days following the Closing Date) submit for recording, at the Seller's own expense, in the appropriate public office for real property records, each original Assignment referred to in clause (c) above, as well as each original Assignment referred to in clause (d) above that was not previously submitted for recording. With respect to any original Assignment referred to in clause (c) above as to which the related recording information is unavailable within five Business Days following the Closing Date, such original Assignment shall be submitted for recording within five Business Days after receipt of such information but in no event later than 180 days (or such longer period, up to an additional 180 days, as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may approve and any longer period as approved by [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] and the Majority Certificateholders in writing with respect to specific Mortgage Loans upon the request of the Seller) after the Closing Date. The Seller shall deliver each recorded Assignment referred to in clause
(c) above or, where the original is unavailable, a copy thereof certified by the applicable public recording office to be a true and correct copy of the original, to the Trustee within 360 days (or such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may approve in writing with respect to specific Mortgage Loans upon the request of the Seller) of the Closing Date or Subsequent Transfer Date, and any failure of the Seller to deliver to the Trustee, prior to the expiration of such 360 day period (or any such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may have approved in accordance with the terms set forth above), any such recorded Assignment, or such certified copy if such recorded Assignment has not been received by it, shall not be deemed a breach of this Agreement for any purpose. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment or cure such defect, as the case may be, and thereafter cause each such Assignment to be duly recorded.

      The Trustee shall promptly upon receipt thereof, with respect to each Mortgage Note and Assignment of Mortgage delivered in blank in accordance with clause (a) above and clause (c) above, respectively, endorse each such Mortgage Note and Assignment in the form described therein.

      The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) twenty Business Days following such receipt and (ii) 360 days after the Closing Date or Subsequent Transfer Date (or such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may approve in writing with respect to specific Mortgage Loans upon the request of the Seller)), deliver to the Trustee (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the Trustee; (b) the original recorded Assignment of Mortgage to the Trustee; (c) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from origination of a Mortgage Loan to the Seller in those instances where certified copies thereof were delivered to the Trustee; (d) the original policy of title insurance or a copy certified by the Seller to be a true and correct copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Trustee; and (e) any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

      In the event that [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] approves in writing any extension of time for delivery of any document as provided for in this Section 2.01, a copy of such written approval shall be sent to the Trustee.

      All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by the Seller or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any original document that is not required pursuant to the terms of this Section to be a part of a Mortgage File delivered to or held by the Trustee shall be delivered promptly to the Servicer.

      If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods specified in this Agreement, the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.03 hereof.

      Section 2.02. Conveyance of the Subsequent Mortgage Loans. Subject to the conditions set forth in the paragraphs below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of the Subsequent Purchase Price of the related Subsequent Mortgage Loans from amounts on deposit in the

Pre-Funding Account, the Seller shall, from time to time, on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee on behalf of the Certificateholders of the related Pool, all right, title and interest of the Seller in and to each Subsequent Mortgage Loan identified on the Subsequent Mortgage Loan Schedule attached to the related Subsequent Transfer Agreement delivered by the Seller on such Subsequent Transfer Date, including all of its right, title and interest in and to principal and interest received or deemed to be received by the Seller on each such Subsequent Mortgage Loan on and after the related Subsequent Cut-off Date (whether in the nature of amounts held by the Seller for application on behalf of the related Mortgagor as a Monthly Payment that is due on any date on or after the related Subsequent Cut-off Date or otherwise) and all items with respect to such Subsequent Mortgage Loan to be delivered pursuant to Section
2.01 and other items in the related Mortgage File; provided, however, that the Seller reserves and retains all of its right, title and interest in and to principal (including prepayments) and interest collected on each such Subsequent Mortgage Loan prior to the related Subsequent Cut-off Date. The transfer by the Seller of the Subsequent Mortgage Loans set forth on the Subsequent Mortgage Loan Schedule to the Trustee shall be absolute and shall be intended by the parties hereto to be treated as a sale by the Seller.

      In connection with each conveyance of Subsequent Mortgage Loans, the Seller shall deposit any applicable Subsequent Transfer Deposit in the Collection Account on the related Subsequent Transfer Date.

      In the event that, notwithstanding the intent of the parties hereto to effect a sale and assignment of the Subsequent Mortgage Loans on the related Subsequent Transfer Date by the Seller to the Trustee, such sale and assignment will be deemed to constitute a pledge of security for a loan, it is the intent of this Agreement that the Seller shall be deemed to have granted to the Trustee for the benefit of the Certificateholders of the related Pool a first priority perfected security interest in all of the Seller's right, title and interest in and to the Subsequent Mortgage Loans, the Mortgages, the Mortgage Files and the Mortgage Notes, all payments of principal and interest on the Subsequent Mortgage Loans received on or after the related Subsequent Cut-off Date, all other payments (exclusive of assumption fees, late payment charges, charges for checks returned for insufficient funds, prepayment fees, if any, and extension and other administrative charges) made in respect of such Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date and all proceeds of any thereof with respect to the related Pool, and that this Agreement and the related Subsequent Transfer Agreement shall each constitute a security agreement with respect to the related Subsequent Mortgage Loans under applicable law.

      The amount released from the Pre-Funding Account with respect to any Pool on any Subsequent Transfer Date in connection with any conveyance of Subsequent Mortgage Loans into such Pool shall be equal to the aggregate of the Subsequent Purchase Prices for such Subsequent Mortgage Loans, which amount shall not exceed the Pre-Funding Account

Deposit with respect to such Pool; provided, however, that any Additional Subsequent Purchase Price in respect of the Subsequent Mortgage Loans shall only be paid on the last day of the Funding Period. The amount released from the Pre-Funding Account in connection with any conveyance of Subsequent Mortgage Loans shall, for federal income tax purposes, be considered cash contributed to the REMIC Trust by the Seller and used by the Trustee to acquire the related Subsequent Mortgage Loans.

      On the related Subsequent Transfer Date, the Seller shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in the first paragraph in this section only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

            (a) the Seller shall provide the Trustee and the [RATING AGENCIES/CERTIFICATE INSURER] with an Addition Notice and shall provide any information reasonably requested by the Trustee or the [RATING AGENCIES/CERTIFICATE INSURER] with respect to the Subsequent Mortgage Loans;

            (b) the Seller shall deliver to the Trustee[, THE CERTIFICATE INSURER] and the Rating Agencies a duly executed Subsequent Transfer Agreement and any other exhibits listed thereon;

            (c) the Seller shall deposit in the Collection Account all collections in respect of the Subsequent Mortgage Loans received on or after the related Subsequent Cut-off Date;

            (d) the Seller shall certify that, as of the Subsequent Transfer Date, the Seller was not insolvent nor was made insolvent by such transfer nor is aware of any pending insolvency;

            (e) the Seller shall certify that such addition of Subsequent Mortgage Loans will not result in a material adverse tax consequence to the Trust or the Holders of Class [A] Certificates;

            (f) the Funding Period shall not have terminated;

            (g) the Seller shall make the representations and warranties set forth in Section A of Schedule II to the Agreement; and

            (h) on such Subsequent Transfer Date, the Seller shall deposit any applicable Subsequent Transfer Deposit in the Collection Account.

      In addition, the Seller will provide [THE CERTIFICATE INSURER AND] the Trustee with data regarding all Subsequent Mortgage Loans transferred to the Trust on any Subsequent

Transfer Date at least ten Business Days prior to the end of the Funding Period. No later than the end of the Funding Period, the following conditions shall have been satisfied with respect to all Subsequent Mortgage Loans transferred to the Trust on any Subsequent Transfer Date:

            (i) the Seller shall have delivered to the Trustee and the [RATING AGENCIES/CERTIFICATE INSURER] an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02 and in the related Subsequent Transfer
      Agreements;

           (ii) the Seller shall have delivered to the [RATING AGENCIES/CERTIFICATE INSURER] and the Trustee Opinions of Counsel with respect to the transfer of all of the Subsequent Mortgage Loans to the Trust on any Subsequent Transfer Date substantially in the form of the Opinions of Counsel delivered to the Trustee [AND THE CERTIFICATE INSURER] on the Closing Date (regarding bankruptcy, corporate and tax matters) or, in lieu of such Opinions of Counsel, a letter of counsel to the effect that the [RATING AGENCIES/CERTIFICATE INSURER] and the Trustee may rely on the Opinion of Counsel delivered on the Closing Date by such counsel to the same extent as if it were dated the date of such letter authorizing reliance (except that the statements in such Opinion of Counsel shall be deemed to give effect to the transfer of the Subsequent Mortgage Loans and other changes of fact and law since the date of such Opinion of Counsel);

          (iii) the Trustee shall deliver to the Rating Agencies[, THE CERTIFICATE INSURER] and the Seller an Opinion of Counsel with respect to each of the Subsequent Transfer Agreements substantially in the form of the Opinion of Counsel delivered to the Seller and the [RATING AGENCIES/CERTIFICATE INSURER] on the Closing Date or, in lieu of such Opinions of Counsel, a letter of counsel to the effect that the Rating Agencies[, THE CERTIFICATE INSURER] and the Seller may rely on the Opinion of Counsel delivered on the Closing Date by such counsel to the same extent as if it were dated the date of such letter authorizing reliance (except that the statements in such Opinion of Counsel shall be deemed to give effect to the Subsequent Transfer Agreements and other changes of fact and law since the date of such Opinion of Counsel); [AND]

           (iv) The Seller shall deliver to the Trustee an Officer's Certificate confirming that each Subsequent Pool I Mortgage Loan, Subsequent Pool II Mortgage Loan, Subsequent Pool III Mortgage Loan or Subsequent Pool IV Mortgage Loan, as the case may be, conforms in all material respects to the representations and warranties concerning the individual Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans or Initial Pool IV Mortgage Loans, as the case may be (including, if such Subsequent Pool III

      Mortgage Loan is an FHA Loan, the representations and warranties concerning FHA Loans), set forth in Sections 2.04 and 2.05 and Section B of Schedule II to the Agreement (except that any reference therein to the Cut-off Date shall be deemed a reference to the applicable Subsequent Cut-off Date) and that the inclusion of all Subsequent Pool I Mortgage Loans, Subsequent Pool II Mortgage Loans, Subsequent Pool III Mortgage Loans or Subsequent Pool IV Mortgage Loans, as the case may be, being transferred to the Trust Estate on such Subsequent Transfer Date will not change, in any material respect, the characteristics of the Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans or Initial Pool IV Mortgage Loans, as the case may be, in the aggregate, set forth in Sections 2.04 and 2.05, in Section B of Schedule II to the Agreement and in the Prospectus Supplement; [AND

            (v) THE CERTIFICATE INSURER SHALL DELIVER TO THE SELLER, THE TRUSTEE AND THE RATING AGENCIES A WRITTEN NOTICE CONFIRMING THE CERTIFICATE INSURER'S CONSENT AND APPROVAL TO THE ADDITION OF ALL SUBSEQUENT POOL I MORTGAGE LOANS, SUBSEQUENT POOL II MORTGAGE LOANS, SUBSEQUENT POOL III MORTGAGE LOANS OR SUBSEQUENT POOL IV MORTGAGE LOANS, AS THE CASE MAY BE, PURCHASED BY THE TRUST ON ANY SUBSEQUENT TRANSFER DATE.]

      Upon the satisfaction of the conditions set forth in clauses (i) through [(iv)/(v)] of the immediately preceding paragraph, on the last Subsequent Transfer Date during the Funding Period, the Trustee shall release to the Seller from the Pre-Funding Account the aggregate Additional Subsequent Purchase Prices with respect to all Subsequent Mortgage Loans, which amount shall not exceed the Pre-Funding Account Deposit.

      In connection with the transfer of any Subsequent Mortgage Loans to the Trust Estate, the Seller, the Servicer and the Trustee may[, WITH THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER,] amend the definition of "Specified Overcollateralization Amount" (or any component of the definition thereof) with respect to the related Pool for the purpose of changing the related Specified Overcollateralization Amount (or any component of the definition thereof); provided, however, that any such amendment, other than an amendment increasing the Pool I, Pool II, Pool III or Pool IV Initial Specified Overcollateralized Amount (or any component of the definition thereof), as the case may be, and accompanied by a cash deposit into the Collection Account pursuant to Section 3.10, must comply with the provisions of Section 11.01.

      Section 2.03. Acceptance by Trustee; Repurchase or Substitution of Mortgage Loans. The Trustee acknowledges the sale and assignment of the Trust and receipt by it of the original Mortgage Notes, Assignments and Mortgages pursuant to this Agreement [AND THE DELIVERY TO IT OF THE CERTIFICATE INSURANCE POLICY,] and, subject to the provisions of the penultimate paragraph of Section 2.01, any exceptions noted on the Trustee's certificate in the form of Exhibit E-1 and the review provided for in this Section, the documents referred to in clauses (a) through (g) of Section 2.01, and the Officer's Certificates delivered pursuant to Section 2.01, declares that it will hold the Trust in trust upon the terms herein set forth for the use and benefit of all present and future Certificateholders of the related Pool. The Trustee agrees, for the benefit of Certificateholders of the related Pool, to review each Mortgage File within ten days after the Closing Date (or, with respect to the Subsequent Mortgage Loans, ten days after the Subsequent Transfer Date) to determine if the documents described in Section 2.01(a)-(d), (f)-(g) have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule or the Subsequent Mortgage Loan Schedule, as applicable, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such ten-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, then the Trustee shall promptly notify the Seller and shall provide a copy of such notice to [THE CERTIFICATE INSURER], and the Seller shall have a period of 90 days after such notice within which to correct or cure any such defect.

      Further, for each Mortgage Loan (other than Pool III Mortgage Loans) with an original Loan Balance in excess of $_____________ for which the documents in possession of the Trustee indicate that the Seller conducted a drive-by appraisal pursuant to FHLMC Form 704 or alternative FNMA Form in connection with originating such Mortgage Loan, the Trustee shall verify whether the Trustee's Mortgage File shows that such Mortgage Loan (A) had an original Loan Balance not in excess of $_____________ and (B) has a Combined Loan-to-Value Ratio less than _____% (based solely on the Combined Loan-to-Value Ratio included on the Mortgage Loan Schedule) and/or an appraisal on FNMA/FHLMC Form 1004 was performed by the Seller within one year prior to the origination of such Mortgage Loan. Notwithstanding the second paragraph of Section 8.01, the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Within ten days after the Closing Date, the Trustee shall deliver to the Seller, the Servicer [AND THE CERTIFICATE INSURER] a certificate in the form of Exhibit E-2, with any applicable exceptions noted therein.

      If the Trustee has notified the Seller of a defect in a Mortgage File following its review of the Mortgage Files pursuant to this Section and such defect remains uncured and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Seller shall, (i) in the case of a defect consisting solely of the failure of the Company to deliver the original Mortgage or any intervening mortgage assignment with evidence of recording thereon, on the first Deposit Date occurring after the expiration of 360 days (or any longer period approved by [THE CERTIFICATE INSURER] and notified to the Trustee pursuant to Section 2.01) from the Closing Date and (ii) in the case of all other defects, on the Deposit Date occurring not later than 90 days (which period may be extended for up to an additional 60 days by [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] (or such longer period as [ANY ONE RATING AGENCY/THE CERTIFICATE INSURER] may consent to), if in its reasonable judgment it believes the Seller is proceeding diligently to cure any such breach or missing document) after receipt of notice of such defect from the Trustee, either (I) repurchase the related Mortgage Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust at a price equal to the Purchase Price, which shall be accomplished by deposit of monies by the Seller in the Certificate Account on such Deposit Date, or (II) substitute a Qualified Replacement Mortgage Loan for the related Mortgage Loan. Notwithstanding the time periods in the previous sentence, in the case of a defect that would cause the related Mortgage Loan or Subsequent Mortgage Loan to fail to be a "qualified mortgage" as such term is defined in the REMIC Provisions if such defect had been discovered prior to the Startup Day, the Seller must either repurchase the related Mortgage Loan or Subsequent Mortgage Loan or substitute a Qualified Replacement Mortgage Loan for the related Mortgage Loan, as discussed above, no more than 90 days after the discovery of such defect.

      Upon receipt by the Trustee of an Officer's Certificate of the Servicer to the effect that the Purchase Price for a Defective Mortgage Loan (other than a Defective Mortgage Loan that is a Deleted Mortgage Loan) has been deposited in the Certificate Account, and upon confirmation by the Trustee that such Purchase Price has been received by it, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such repurchased Defective Mortgage Loan (including any property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto), including, without limitation, for each FHA Loan, an FHA Transfer of Note Report to be filed with the FHA.

      Payments received with respect to Qualified Replacement Mortgage Loans in the Due Period prior to the Deposit Date on which such substitution occurs will not be part of the Trust and will be retained by the Seller. For the Distribution Date following the Deposit Date on which such substitution occurs, distributions to Certificateholders will reflect the payments received on such Deleted Mortgage Loan in the related Due Period, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. In the case of a Qualified Replacement Mortgage Loan, the Mortgage File relating thereto shall be delivered to the Trustee and the amount, if any, by which the Loan Balance of the related Deleted Mortgage Loan exceeds the Loan Balance of the Qualified Replacement Mortgage Loan shall be remitted by the Seller to the Trustee for deposit in the Certificate Account on the Deposit Date on which the substitution occurs. For purposes of this Agreement, any such amount so deposited in the Certificate Account in connection with the substitution of a Qualified Replacement Mortgage Loan shall be deemed a prepayment of the related Deleted Mortgage Loan in a corresponding amount as of the prior Determination Date. Upon receipt by the Trustee of the Officer's Certificate certifying that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and (a) written notification of such deposit signed by a Servicing Officer and (b) the new Mortgage File (containing all of the documents referred to in clauses (a) through (g) of Section 2.01), the Trustee shall release or cause to be released to the Seller the Mortgage File related to the Deleted Mortgage Loan or property and shall execute and deliver or cause to be executed and delivered such instrument of transfer or assignment presented to it by the Seller, without recourse, as shall be necessary to vest in the Seller all of the legal and beneficial ownership of such Deleted Mortgage Loan or property and the Trustee shall have no further responsibility with respect to said Mortgage File. It is understood and agreed that the obligation of the Seller to substitute a Qualified Replacement Mortgage Loan for or repurchase any Defective Mortgage Loan (or any property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto) shall constitute the sole remedy against it respecting such defect available to the Certificateholders of the related Pool or the Trustee, and such obligation on the part of the Seller shall survive any resignation or termination of the Company as Servicer under this Agreement. Notwithstanding the foregoing, a substitution by the Seller for a defect in a constituent document will not be made unless the Trustee receives an Officer's Certificate that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and an Opinion of Counsel that such substitution will not be a "prohibited transaction" as defined in Section 860F(a)(2) of the Code. Any substitution must be effected not later than two years, or such longer period of time as may be permitted under the REMIC Provisions for substitution of mortgage loans, after the Closing Date.

      On or prior to __________ __, 199_ (__________ __, 199_ with respect to the Subsequent Mortgage Loans), the Trustee shall certify to [THE CERTIFICATE INSURER,] the Seller and the Servicer that it has received all of the documents referred to in clauses (a)-(d) and (f)-(g) of Section 2.01 and that all corrections or curative actions required to be taken by the Seller within the 90-day period referred to in the first paragraph of this Section have been completed or effected, or the related Mortgage Loans have been repurchased or substituted, in accordance with the provisions of this Section or, if any deficiencies in the Mortgage Files or other omissions of the Seller with respect to the Mortgage Files are known to the Trustee at the time of such certification, the Trustee shall make such certification only with respect to those Mortgage Loans as to which no such defects or omissions are known, and shall qualify such certification with respect to the remaining Mortgage Loans, identifying the related defects or omissions. Thereafter, the Trustee shall provide [THE CERTIFICATE INSURER,] the Seller and the Servicer with quarterly exception reports in the form of Exhibit E-3 indicating the status of any exceptions until all such exceptions have been eliminated. Such quarterly exception reports shall be distributed on the next following Distribution Date with the Statement to Certificateholders.

      The Trustee shall, upon the written request of any Certificateholder [OR OF THE CERTIFICATE INSURER] and, at the expense of the requesting party, provide a written report to such Certificateholder [OR THE CERTIFICATE INSURER] of each Mortgage File released to the Servicer for servicing purposes.

      At such time as any Mortgage Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Mortgage Loan satisfied the representations and warranties of the Seller set forth in Section 2.05 as of the Closing Date or the Subsequent Transfer Date, as the case may be; provided, however, that only one such investigation shall be required for any Mortgage Loan.

      Section 2.04. Representations and Warranties Regarding the Seller, Servicer and Claims Administrator. The Company, as Seller, Servicer and Claims Administrator, hereby represents and warrants to the Trustee[, THE CERTIFICATE INSURER] and the Certificateholders that, as of the Closing Date:

            (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has, and had at all relevant times, full power to own its property and to carry on its business as currently conducted. The Company is in compliance with the laws of each state in which it is acting as Servicer with respect to a Mortgage Loan to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement. Each Sub-Servicer is in compliance with the laws of each state where the Mortgaged Properties under the applicable Sub-Servicing Agreement are located to the extent necessary to perform the servicing obligations hereunder. The Company has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity; and the consummation of the transactions contemplated hereby will not result in the breach of any terms or provisions of the articles of incorporation or by-laws of the Company or result in a breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration for any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Company or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. Each Sub-Servicer has all requisite corporate power and authority to conduct its business and perform the obligations under the Sub-Servicing Agreement to which such Sub-Servicer is a party;

           (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Company of this Agreement and the Certificates, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Company and the performance by the Company of its obligations as Servicer under this Agreement;

          (iii) There are no actions or proceedings against, or investigations of, the Company pending with regard to which the Company has received service of process, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

           (iv) The Company is not in default with respect to, and the execution and delivery of this Agreement by the Company will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Company or its properties or might have consequences that would adversely affect its duties hereunder;

            (v) The transfer, assignment and conveyance of the Mortgage Loans by the Company, as Seller, pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

           (vi) The Seller did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

          (vii) As of the Closing Date, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Seller will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.05(c) and (h) hereof);

          (viii) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

           (ix) The Company, as Servicer, will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Each designated Sub-Servicer and the terms of each Sub-Servicing Agreement will be required to comply with the provisions of Section 3.02 hereof. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement.

            (x) No Officer's Certificate, statement, report or other document prepared by the Seller or Servicer, and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

           (xi) The Company is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Company to conduct its business or perform its obligations hereunder;

          (xii) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

         (xiii) Neither the Company nor the Trust is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended;

          (xiv) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein;

           (xv) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer; and

          (xvi) The Servicer services mortgage loans in accordance with Accepted Servicing Practices.

      The representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust and the issuance, sale and delivery of the Certificates and shall inure to the benefit of the Certificateholders and the Trustee. Upon discovery by any of the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties [AND THE CERTIFICATE INSURER]. Within 60 days of its discovery or its receipt of notice of breach, the Company shall cure such breach in all material respects.

      Section 2.05. Representations and Warranties of the Seller Regarding the Mortgage Loans. The Seller represents and warrants to the Trustee[, THE CERTIFICATE INSURER] and the Certificateholders as of the Closing Date and, with respect to any Subsequent Mortgage Loan, as of the related Subsequent Transfer Date (in either case except as otherwise expressly stated) that, as to each Mortgage Loan conveyed to the Trust by it:

            (a) The information set forth on the Mortgage Loan Schedule relating to the Mortgage Loans is complete, true and correct as of the Cut-Off Date;

            (b) The Mortgage Note and the Mortgage are not assigned or pledged by the Seller to a Person other than the Trust, and immediately prior to the transactions herein contemplated, the Seller had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan free and clear of any Lien;


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
            (c) The Mortgage is a valid and existing lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except (i) liens for real estate taxes and special assessments not yet due and payable, (ii) in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute and (iii) in the case of a Junior Mortgage Loan, the lien securing the related Senior Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trustee;

            (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect which would have any adverse effect on the Certificateholders, except by a written instrument which has been recorded, if necessary to protect the interests of the Certificateholders, and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

            (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

            (f) Except with respect to delinquencies described in clause (l) of this Section, no Mortgagor is in default in complying with the terms of the Mortgage Note or the Mortgage and there exists no event which, with the passage of time or notice or both, would constitute a default thereunder, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments. At origination all taxes, governmental assessments, insurance premiums, or water, sewer and municipal charges and rents under all ground leases which previously became due and owing have been paid, and each Mortgage Note and/or the related Mortgage obligate the related Mortgagor to pay all similar amounts as they become due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one month the Due Date of the first installment of principal and interest;

            (g) There is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, water, earthquake or earth movement, windstorm, flood, tornado, or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

            (h) Except with respect to Home Improvement Loans, as to which no representation is made pursuant to this clause, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

            (i) Other than with respect to the Home Improvement Loans, as to which no representation is made pursuant to this clause, to the best knowledge of the Company, all of the improvements that were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

            (j) Other than with respect to the Home Improvement Loans, as to which no representation is made pursuant to this clause, to the best knowledge of the Company, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

            (k) All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan, or (C) federal savings and loan associations or national banks having principal offices in such state, or
      (D) not doing business in such state;


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
            (l) As of the Cut-Off Date, no more than __%, __%, __% and __% of the Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans and Initial Pool IV Mortgage Loans, respectively, each measured by Cut-Off Date Loan Balances, were 30 days or more Delinquent, and none of the Mortgage Loans was 60 days or more Delinquent;

            (m) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

            (n) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity (and, with respect to any Mortgage Loan secured by a Small Mixed-Use Property, such party had full power and authority and had been duly authorized) to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by such parties. The Mortgagor is a natural person (except with respect to Mortgage Loans secured by Small Mixed-Use Properties) who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

            (o) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

            (p) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

            (q) Any future advances made after the date of origination of each Mortgage Loan but prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having Senior Lien priority, except in the case of a Junior Mortgage Loan where such lien is expressly insured as having second lien priority subject only to the lien of the related Senior Lien, by a title insurance policy or an endorsement to the policy insuring the mortgagee's consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Seller shall not be obligated to make future advances after the Cut-Off Date;

            (r) Each Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to FNMA or FHLMC, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans and qualified to do business in the jurisdiction wherein the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a First Mortgage Loan and the second priority lien of the Mortgage in the case of a Junior Mortgage Loan, in the original principal amount of the Mortgage Loan. The Seller is the sole payee of such mortgage title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

            (s) All improvements upon the Mortgaged Property are insured by an insurer who meets FNMA and/or FHLMC guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area wherein the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.13 hereof. If the Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 3.13. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

            (t) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (u) The Mortgage Loan was originated or purchased and re-underwritten by the Seller in accordance with the Seller's underwriting guidelines attached hereto as Exhibit L. No Mortgage Loan has been modified except as such modification may be reflected in the related Mortgage File;

            (v) The Mortgage Loan is a closed-end First Mortgage Loan or closed-end Junior Mortgage Loan having an original term of not more than 30 years to maturity. Except with respect to any Balloon Loan, each Mortgage Loan is payable in equal monthly installments of principal and interest which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than 60 days after disbursement of the proceeds of the Mortgage Loan and, if the Mortgage Loan is a Fixed Rate Mortgage Loan, bears a fixed interest rate for the term of the Mortgage Loan. As of the Cut-Off Date, approximately __% of the Initial Mortgage Loans that are Fixed Rate Mortgage Loans and __% of the Initial Mortgage Loans that are Adjustable Rate Mortgage Loans, measured by outstanding principal balances, are Balloon Loans, each of which has an original term of not less than fifteen
      (15) years and which provides for level monthly payments based on a thirty
      (30) year amortization schedule and a final Monthly Payment substantially greater than the preceding Monthly Payments;

            (w) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

            (x) With respect to ___%, ___%, ___% and ___% of the Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans and Initial Pool IV Mortgage Loans, respectively, at the time that each Mortgage Loan was originated, the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as Mortgagor's primary residence, and the Seller has no reason to believe that such representation of the Mortgagor is no longer true. No Mortgage Loan is a construction loan. Each Mortgaged Property is lawfully occupied under applicable law;

            (y) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.05(c);

            (z) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. Other than applicable homestead provisions which may delay the realization against the Mortgaged Property, or exemptions that may arise in the event a petition under the Bankruptcy Code is filed with respect to the Mortgagor, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

           (aa) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute [SERVICING ADVANCES];

           (bb) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule for the related Pool and consists of at least one parcel of real property with a one family residence erected thereon, a two- to four-family dwelling, a Small Mixed-Use Property or an individual condominium unit; provided, however, that no residence or dwelling is a co-operative unit or a mobile home, but may be a pre-fabricated manufactured unit affixed to a permanent foundation. With respect to Pool I Mortgage Loans, Pool II Mortgage Loans, Pool III Mortgage Loans and Pool IV Mortgage Loans, as of the Cut-Off Date with respect to the aggregate Loan Balance of all Mortgage Loans in such Pools, (i) no more than ____% ___%, ___% and ___%, respectively, are secured by real property improved by two- to four-family dwellings, (ii) no more than ___%, ___%, ___% and ___%, respectively, are secured by real property improved by individual condominium or townhouse units, (iii) at least ____%, ___%, ___% and ___%, respectively, are secured by real property with a detached one family residence erected thereon, (iv) not more than ___%, ___%, ___% and ___%, respectively, are secured by real property with an attached one-family residence erected thereon, (v) not more than ___%, ___%, ___% and ___%, respectively, are subject to a ground lease and the remainder of the Mortgaged Properties are fee simple estates, (vi) not more than ___%, ___%, ___% and ___% are Junior Mortgage Loans; (vii) not more than ___%,
      ___%, ___% and ___% are secured by Small Mixed-Use Properties; (viii) none is secured by multifamily Mortgaged Properties; (ix) not more than ___%, ___%, ___% and ___% have been originated under a non-income verification program; and (x) [INSERT APPLICABLE POOLS OF MORTGAGE LOANS] Mortgage Loan secured by a Small Mixed-Use Property is a first lien on such Mortgaged Property. With respect to each Mortgaged Property subject to a ground lease (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the related Mortgage Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the borrower's monthly payment as an expense item; (vi) the Trust has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the Mortgaged Property;

           (cc) With respect to Initial Pool I Mortgage Loans, Pool II Mortgage Loans, Pool III Mortgage Loans and Pool IV Mortgage Loans, the Combined Loan-to-Value Ratio as of the date of origination of each Mortgage Loan was not more than ___%, ___%, ___% and ___%, respectively. The weighted average Combined Loan-to-Value ratios of the Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans and Initial Pool IV Mortgage Loans is approximately ___%, ___%, ___%, and ___%, respectively;

           (dd) Other than as provided by this Agreement, there is no obligation on the part of Initial Pool IV;

           (ee) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

           (ff) No Mortgage Loan was originated under a buydown plan;

           (gg) Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

           (hh) Subject to Section 2.01, the Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered have been delivered to the Trustee. The Seller is in possession of a complete Mortgage File, except those documents delivered to the Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby. Each original Mortgage was recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (subject to the provisions of Section 2.01 hereof with respect to Mortgages which are in the process of being recorded);

           (ii) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

           (jj) No Mortgage Loan has a shared appreciation or other contingent interest feature;

           (kk) No more than 0.__%, 0.__%, 0.__% and 0.__% of the aggregate Loan Balance of the Pool I Mortgage Loans, Pool II Mortgage Loans, Pool III Mortgage Loans or Pool IV Mortgage Loans, respectively, as of the Cut-Off Date is secured by Mortgaged Properties located within any single zip code area;

           (ll) The weighted average Mortgage Loan Rate of all the Fixed Rate Mortgage Loans as of the Cut-Off Date is approximately ___%, and no Fixed Rate Mortgage Loan had a Mortgage Loan Rate that was greater than ___% or less than __%;

           (mm) With respect to each Junior Mortgage Loan:

                  (i) if the related Senior Lien provides for negative
            amortization the Combined Loan-to-Value Ratio was calculated at the maximum principal balance of such Senior Lien that could result upon application of such negative amortization feature;

                 (ii) either no consent for the Junior Mortgage Loan is required by the holder of the related Senior Lien or such consent has been obtained and is contained in the Mortgage File; and

                (iii) no notice of default has been delivered to the Seller that has not been cured with respect to the related Senior Lien.

           (nn) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee.

           (oo) All amounts received after the Cut-Off Date (and all interest payments received on or before the Cut-Off Date that are due after the Cut-Off Date) with respect to the Mortgage Loans to which the Seller is not entitled are, as of the Closing Date in the Collection Account;

           (pp) Each Initial Mortgage Loan and all such Mortgage Loans in the aggregate conform, and each Subsequent Mortgage Loan and all Subsequent Mortgage Loans in the aggregate will conform, to the description thereof set forth in the Prospectus Supplement;

           (qq) Except with respect to Pool III Mortgage Loans, for which no such representation or warranty is made pursuant to this clause, a full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

           (rr) To the best of the Seller's knowledge, no Mortgaged Property was, as of the Cut-Off Date located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

           (ss) None of the Mortgage Loans is subject to a bankruptcy plan;

           (tt) No more than ___%, ___%, ___%, and ___% of the aggregate Loan Balance of the Pool I Mortgage Loans, Pool II Mortgage Loans, Pool III Mortgage

      Loans and Pool IV Mortgage Loans, respectively, as of the Cut-Off Date relates to Mortgage Loans originated or purchased under the Seller's Sav*-A-Loan program;

           (uu) To the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

           (vv) The range of points financed or "net funded" on Mortgage Loans originated after January 1, 1994 is __% to ___%;

           (ww) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

           (xx) The Seller has the full authority to sell and transfer each Mortgage Note and Mortgage and such transfer and sale will not impair the enforceability of any Mortgage;

           (yy) With respect to each Mortgage Loan secured by a Mortgaged Property which is a Small Mixed-Use Property, (i) such Mortgaged Property is in compliance with all environmental laws, statutes, ordinances, regulation, orders, rules, decrees and similar requirements of federal, state, municipal and any other governmental authorities relating thereto,
      (ii) no hazardous material or oil was or is incorporated in, stored on, transported to or from, or disposed of on or from (except if the same was or is in compliance with all laws, ordinances, and regulations pertaining thereto), the Mortgaged Property, (iii) neither the Seller nor, to the best of its knowledge, any Mortgagor has received notification from any federal, state or other governmental authority of any potential, known, or threat of, release of hazardous material on or from the Mortgaged Property or any potential or known liability that has resulted in or may result in a lien on the Mortgaged Property, (iv) the Mortgaged Property is a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person, (v) the liability and rent coverage insurance is consistent with Accepted Servicing Procedures and (vi) except for no more than _____% of such Mortgage Loans, the security documentation includes an assignment of leases and rents. For purposes of this representation, the term hazardous material (a) shall have the meaning defined under any applicable federal, state, municipal, or other jurisdictions, laws, rules or regulations and (b) shall include asbestos;

           (zz) The Mortgage Loan Rate for each Adjustable Rate Mortgage Loan will be adjustable on each related Adjustment Date and will equal the sum, rounded upward to the nearest three decimal places, of the Index plus the related Gross Margin, rounded to the nearest 0.125%, subject to any related Minimum Rates,

      Maximum Rates or any limitations or periodic adjustments, in each case as specified in the related Mortgage Loan Schedule. The Mortgage Notes for the Adjustable Rate Mortgage Loans provide that in no event shall the Mortgage Loan Rate of any Adjustable Rate Mortgage Loan increase or decrease on any Adjustment Date by more than (i) ____% per annum with respect to ____% of the Adjustable Rate Mortgage Loans; Adjustable Rate Mortgage Loans representing approximately ____%, ____%, ____% and ____% of the aggregate Adjustable Rate Mortgage Loan Cut-Off Date Loan Balance have Lifetime Caps of ____%, ____%, ____% and ____%, respectively. The Gross Margins on the Adjustable Rate Mortgage Loans range from ____% to ____%, and the weighted average of such Gross Margins as of the Cut-Off Date was approximately ____%. No Adjustable Rate Mortgage Loan is subject to negative amortization;

          (aaa) With respect to any Adjustable Rate Mortgage Loan, no related Mortgage Note contains any provision permitting the Mortgagor thereunder, at his option, to convert the Mortgage Loan to a fixed interest rate;

          (bbb) Each Adjustable Rate Mortgage Loan has an initial Adjustment Date no later than _______________ ___, ______;

          (ccc) With respect to each Adjustable Rate Mortgage Loan, all of the terms of the Mortgage pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are in accordance with applicable law;

          (ddd) Approximately __% and __% of the initial Home Improvement Loans (measured by outstanding principal balance as of the Closing Date) were FHA Loans and Conventional Home Improvement Loans, respectively;

          (eee) Except for the related FHA Premium Account in connection with any FHA Loan, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

          (fff) Each initial FHA Loan is, and each Subsequent Mortgage Loan that is an FHA Loan will be, an FHA Title I property improvement loan (as defined in the FHA Regulations) underwritten in accordance with applicable FHA requirements and submitted to the FHA for insurance;

          (ggg) Each initial FHA Loan has been, and each Subsequent Mortgage Loan that is an FHA Loan will be, submitted to the FHA for insurance pursuant to the FHA Title I loan program and, except for no more than 30% of the initial FHA Loans (measured by outstanding principal balance as of the Closing Date) (the "Non-acknowledged FHA Loans"), each initial FHA Loan has been acknowledged by the


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
      FHA for the FHA Title I loan program; each Non-acknowledged FHA Loan will be acknowledged by the FHA within 180 days of the Closing Date and each subsequent FHA Loan will be acknowledged by the FHA within 180 days after the Funding Period; within 165 days of the Closing Date or, with respect to the subsequent FHA Loans, within 165 days after the Funding Period, the Seller will inform [THE CERTIFICATE INSURER], in writing, which Non-acknowledged FHA Loans have been acknowledged by the FHA and which have not;

          (hhh) The Reserve Amount with respect to each initial FHA Loan will be transferred to the Trustee's FHA Reserve Account within 180 days after the Closing Date, the Reserve Amount with respect to each Subsequent Mortgage Loan that is an FHA Loan will be transferred to the Trustee's FHA Reserve Account within 180 days after the Funding Period, and the Seller will give [THE CERTIFICATE INSURER,] the Trustee and the Rating Agencies prompt notice of its receipt of confirmation of such transfers;

          (iii) Assuming sufficient coverage remains available in the Reserve Amount, each Claim filed by the Claims Administrator with respect to a 90 Day Delinquent FHA Loan will be honored by the FHA in accordance with the FHA Regulations;

          (jjj) Substantially all the proceeds of each Pool III Mortgage Loan (including each Subsequent Pool III Mortgage Loan) have been or will be used to acquire or to improve or protect an interest in real property that, at the origination date of such Pool III Mortgage Loan, was the only security for such Pool III Mortgage Loan;

          (kkk) Each Pool IV Mortgage is a Jumbo Loan, of which ___% of the related Mortgaged Properties are single-family Residential Dwellings;

          (lll) Each Initial Pool I Mortgage Loan and Initial Pool III Mortgage Loan, and each Subsequent Pool I Mortgage Loan and Subsequent Pool III Mortgage Loan, will bear a fixed rate of interest and each Initial Pool II Mortgage Loan and Initial Pool IV Mortgage Loan, and each Subsequent Pool II Mortgage Loan and Subsequent Pool IV Mortgage Loan, will bear an adjustable rate of interest;





          (mmm) With respect to Pool I, Pool II, Pool III and Pool IV, approximately ___%, ___%, ___% and ___%, respectively, of the Mortgage Loans for such Pool were originated by the Seller and approximately ___%, ___%, ___% and ___%,


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
      respectively, of the Mortgage Loans for such Pool were purchased and re-underwritten by the Seller in accordance with the Seller's underwriting criteria.


          (nnn) The information set forth in the Mortgage Loan Schedule relating to any Subsequent Mortgage Loan will be complete, true and correct in all material respects as of the related Cut-Off Date; and



          (ooo) Each of the Mortgage Loans (other than Mortgage Loans accruing interest in accordance with the "simple interest" method) provides for the calculation of interest on the basis of a 360-day year consisting of twelve 30-day months; each of the "simple interest" Mortgage Loans provides for the calculation of interest on the basis of the actual number of days elapsed in a year consisting of 365 or 366 days, as applicable.


      It is understood and agreed that the representations and warranties set forth in this Section shall survive the sale and assignment of the Mortgage Loans to the Trust and the issuance, sale and delivery of the Certificates. Upon discovery by the Seller, the Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, which breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan or Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties hereto[, TO THE CERTIFICATE INSURER] and to each of the Rating Agencies.

      Within 60 days of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach in all material respects. Unless, prior to the expiration of such 60-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Seller shall, not later than the Deposit Date in the month following the related Due Period in which any such cure period expired, but in all events within 90 days of the discovery of such breach (or at the election of the Seller, an earlier Due Period), either (1) repurchase such Mortgage Loan (or, in the case of a representation and warranty of the nature specified in clauses
(ll) and (uu), repurchase the smallest number of Mortgage Loans such that, after giving effect to such repurchase, the related representation and warranty would be complied with) (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust in the same manner and subject to the same conditions as set forth in Section 2.03 or (2) remove such Mortgage Loan and substitute in its place a Qualified Replacement Mortgage Loan (or, in the case of a representation and warranty of the nature specified in clauses (dd) and (uu), remove the smallest number of Mortgage Loans and substitute in their place Qualified Replacement Mortgage Loans such that, after giving effect to such substitution, the related representation and warranty would be complied with) in the same manner and subject to the same conditions as set forth in Section 2.03. Upon making


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
any such repurchase or substitution, the Seller shall be entitled to receive an instrument of assignment or transfer from the Trustee, without recourse to the Trustee, to the same extent as set forth in Section 2.03 with respect to the repurchase of or substitution for Defective Mortgage Loans under that Section. It is understood and agreed that the obligation of the Seller to repurchase or substitute any such Defective Mortgage Loan (or property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto) shall constitute the sole remedy against it respecting such breach of the foregoing representations or warranties available to the Certificateholders or the Trustee, as the case may be, and such obligation shall survive any resignation or termination of the Company as Servicer under this Agreement. Notwithstanding the foregoing, a substitution of a Mortgage Loan by the Seller for a breach will not be made unless the Trustee receives an Officer's Certificate certifying that the Qualified Replacement Mortgage Loan conforms to the requirements of this Agreement and an Opinion of Counsel that such substitution will not be a "prohibited transaction" as defined in Section 860F(a)(2) of the Code. Any substitution must be effected not later than two years, or such longer period of time as may be permitted under the REMIC Provisions for substitution of mortgage loans, after the Closing Date.

      Section 2.06. Execution and Authentication of Certificates. The Trustee shall deliver to or upon the order of the Seller, in exchange for the Initial Pool I Mortgage Loans, the Initial Pool II Mortgage Loans, the Initial Pool III Mortgage Loans and the Initial Pool IV Mortgage Loans, and the other assets comprising the Trust, simultaneously with the sale, assignment and transfer to the Trustee of the Initial Pool I Mortgage Loans, the Initial Pool II Mortgage Loans, the Initial Pool III Mortgage Loans and the Initial Pool IV Mortgage Loans, Certificates duly executed by the Trustee on behalf of the Trust, not in its individual capacity but solely as Trustee, and authenticated by the Trustee pursuant to Section 5.01, in authorized denominations, equaling 100% of the Percentage Interests in each Class and collectively evidencing the entire ownership of the Trust.

      Section 2.07. Designation of Certificates; Designation of Startup Day. The Seller hereby designates the Class [A] Certificates as "regular interests" and the Class R Certificates as the single class of "residual interests" in the REMIC Trust comprising the REMIC established pursuant to Section 3.01 for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Pre-Funding Account and the Capitalized Interest Account shall not be part of the REMIC Trust established pursuant to Section 3.01. The Closing Date is hereby designated as the "Startup Day" within the meaning of Code Section 860G(a)(9) of the REMIC established pursuant to Section 3.01. The latest possible maturity date of the Class [A] Certificates is the Final Maturity Date.


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
                                  ARTICLE THREE

                    ADMINISTRATION AND SERVICING OF MORTGAGE
                           LOANS; CERTIFICATE ACCOUNT

      Section 3.01. Administration of the Trust; Servicing of the Mortgage
Loans.

      (a) The parties hereto intend that the REMIC Trust shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the parties hereto each covenant and agree that they shall not knowingly take any actions or omit to take any actions that would disqualify the Trust for REMIC election or status and the Trustee covenants and agrees that it shall act in its capacity as Tax Matters Person, as agent for the REMIC Trust and as the "tax matters person" (as defined in the REMIC Provisions) and that in such capacity it shall: (i) prepare or cause to be prepared, execute and file, in a timely manner, an annual Tax Return and any other Tax Return required to be filed by the Trust established hereunder using a calendar year as the taxable year for the REMIC Trust established hereunder; (ii) in the related first such Tax Return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust, to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information, reports or Tax Returns required with respect to the REMIC Trust as, when and in the form required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "interest" required by Section 6049 of the Code and "original issue discount" as defined in the Code, calculated based upon the Prepayment Assumption and by using the "issue price" (within the meaning of Section 1273 of the Code) of the Certificates of the related Class; (iv) not knowingly take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust, except as provided under this Agreement; (v) pay, from the sources specified in the last paragraph of this Section 3.01(a), the amount of any and all other federal, state and local taxes imposed on the REMIC Trust, its assets or transactions, including, without limitation, the tax on "prohibited transactions" imposed by Section 860F of the Code, the tax on "contributions" imposed by Section 860G(d) of the Code and the tax on "net income from foreclosure property" imposed by Section 860G(c) of the Code when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vi) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax


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
item of the Trust, and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust; (vii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 3.01(a), including, without limitation, providing all notices and other information to the Internal Revenue Service and Holders of Class R Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; (viii) make available information necessary for the computation of any tax imposed (A) on a transferor of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization; and (ix) in connection with any FHA Loan, timely pay to the FHA the FHA Insurance Premium required to be paid for each FHA Loan. The obligations of the Trustee pursuant to this Section 3.01(a) shall survive the termination or discharge of this Agreement.

      In order to enable the Trustee to perform its duties as set forth herein, the Seller shall provide or cause to be provided to the Trustee or its designee, within ten days after the Closing Date, all information or data that the Trustee or its designee reasonably determines to be relevant for tax purposes as to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Seller shall provide to the Trustee, promptly upon request therefor, any such additional information or data that the Trustee may from time to time reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Seller shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim or expense of the Trustee arising from any failure of it to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

      In the event that any tax is imposed on "prohibited transactions" of the REMIC Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC Trust as defined in Section 860G(c) of the Code, on any gain recognized by the REMIC Trust pursuant to Section 860F(c) of the Code, on any contribution to the REMIC Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such tax arises out of or results from the willful malfeasance, bad faith or negligence in the performance by the Trustee of any of its obligations under this Section 3.01(a), (ii) the Servicer or the Seller, as applicable, if such tax arises out of or results from a breach by the Servicer or the Seller of any of their respective obligations under this Agreement or
(iii) in all other cases, or in the event that the Trustee, the Servicer or the Seller fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Holders of the Class R Certificates pursuant


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
to Section 4.04(a)(viii) or, in the event of an insufficiency in such amounts, such tax shall be paid directly by such Class R Certificateholders.

      (b) (i) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and in accordance with the respective Mortgage Loans and in accordance with the instructions of the Trustee [AND THE CERTIFICATE INSURER]. Unless otherwise specified herein with respect to specific obligations of the Servicer, the Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of the Pool I, Pool II, Pool III or Pool IV Certificateholders, as the case may be, and [THE CERTIFICATE INSURER] in accordance with Accepted Servicing Procedures. To the extent consistent with the foregoing, the Servicer also shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Seller, [THE CERTIFICATE INSURER,] the Trustee and each Rating Agency in writing of (i) any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to service any Mortgage Loan or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement and
(ii) any attempt by a court or by a regulatory authority of which it has actual knowledge to assert jurisdiction over the Trust.

      Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a Sub-Servicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment and subject to the requirements of Section 3.07 hereof, to execute and deliver, on behalf of the Certificateholders and the Trust or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any REO Property, and the Trustee shall not be accountable for the actions of the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.


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
            (ii) Subject to Section 3.24 and in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes, assessments and insurance premiums on the Mortgaged Properties which advances shall be made in a timely fashion so as to not adversely affect the Appraised Value of the Mortgaged Property (other than with respect to certain Pool III Mortgage Loans, for which no such Appraised Value applies) or the interests of the Certificateholders and which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11; provided that the Servicer shall not be required to advance such funds to the extent it reasonably believes such funds will not be recoverable as evidenced by a certification of a Servicing Officer delivered to the Trustee [AND THE CERTIFICATE INSURER]. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes, assessments and insurance premiums on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

            (iii) Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances to the Mortgagors with respect to a Mortgage Loan, and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Loan Rate, reduce or increase the principal balance or change the maturity date on such Mortgage Loan, unless (x) the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and (y) [THE CERTIFICATE INSURER] consents to such modification in writing and if modifications pursuant to this Section 3.01 or Section 3.07 have previously been made which affect Mortgage Loans having an aggregate Loan Balance in excess of 10% of the Maximum Collateral Amount.

            (iv) All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Seller, [THE CERTIFICATE INSURER,] the Certificateholders or their duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained until the termination of this Agreement or such longer period as is required under applicable law, including, but not limited to, all transaction registers and loan ledger histories.

      The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.


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
         Section 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

         (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers [ACCEPTABLE TO THE CERTIFICATE INSURER] with notice of any Sub-Servicing Agreement or amendment thereof promptly sent to the Trustee, for the servicing and administration of the Mortgage Loans. Each Sub-Servicer shall
(i) be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) have been designated an approved seller-servicer by FHLMC or FNMA for second mortgage loans, (iii) have equity of at least $5,000,000, as determined in accordance with generally accepted accounting principles and (iv) be approved pursuant to the provisions of Section 3.26 hereof. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement and be approved in writing by [THE CERTIFICATE INSURER]. The Servicer and the Sub-Servicers may enter into and make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement and be approved in writing by [THE CERTIFICATE INSURER]. [WITHOUT LIMITING THE FOREGOING, ANY VARIATION WITHOUT THE CONSENT OF THE CERTIFICATE INSURER FROM THE PROVISIONS SET FORTH IN SECTION 3.08 RELATING TO INSURANCE OR PRIORITY REQUIREMENTS OF SUB-SERVICING ACCOUNTS, OR CREDITS AND CHARGES TO THE SUB-SERVICING ACCOUNTS OR THE TIMING AND AMOUNT OF REMITTANCES BY THE SUB-SERVICERS TO THE SERVICER, ARE CONCLUSIVELY DEEMED TO BE INCONSISTENT WITH THIS AGREEMENT AND THEREFORE PROHIBITED.]

         (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Seller[, THE CERTIFICATE INSURER] and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of the Sub-Servicer to make advances in respect of delinquent Mortgage Loans as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Anything contained in this Agreement which restricts or prohibits


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
the Servicer's right to reimbursement or indemnity shall not apply to any reimbursement or indemnity of the Servicer by any Sub-Servicer.

         Section 3.03. Termination of Sub-Servicing Agreements. The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and if such termination is without cause, only with the written consent of [THE CERTIFICATE INSURER]. In the event of termination of any Sub-Servicer, and unless a successor Sub-Servicer has otherwise been appointed pursuant to Section
3.26 hereof, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer shall service directly the related Mortgage Loans.

         Each Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trustee in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Default). In no event shall any Sub-Servicing Agreement require the Trustee, as the successor Servicer, for any reason whatsoever to pay compensation to a Sub-Servicer in order to terminate such Sub-Servicer.

         Section 3.04. Liability of the Servicer. Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer, including, without limitation, any provisions to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders, or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee[, THE CERTIFICATE INSURER] and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements, or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders. Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as a Seller shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee[, THE CERTIFICATE INSURER] and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer except as set forth in Section 3.06, notwithstanding any


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provisions hereof or in any Sub-Servicing Agreement to the effect that the
Sub-Servicer is acting for the benefit of the Certificateholders. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

         Section 3.06. Assumption or Termination of Sub-Servicing Agreements by Trustee. In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or any designee consented to by the [CERTIFICATE INSURER, EXCEPT THAT IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, THE CONSENT OF THE] Majority Certificateholders, shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any subservicing agreement or unless the Trustee is directed by [THE CERTIFICATE INSURER] to terminate any Sub-Servicing Agreement and provided that the Trustee shall not be required to assume any obligation to pay compensation to any Sub-Servicer in order to terminate any such Sub-Servicer. To the extent any subservicing agreement is not so terminated, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement with regard to events occurring prior to the date the Servicer ceased to be the servicer hereunder.

         The Servicer at its expense shall, upon request of the Trustee, promptly deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

         Section 3.07. Collection of Certain Mortgage Loan Payments. The Servicer shall make reasonably diligent efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Procedures. The Servicer may in its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Mortgage Note for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment; provided, however, that such extension shall not result in the imposition of a tax on a "prohibited transaction" of the Trust or affect the qualification of the Trust as a REMIC. Notwithstanding anything in this Agreement to the contrary, the Servicer shall not permit any additional extension or modification with respect to any Mortgage Loan other than that permitted by the immediately preceding sentence unless [(I)] the Mortgage Loan is in default


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
or, in the judgment of the Servicer, default is imminent[, AND (II) THE SERVICER SHALL HAVE GIVEN THE CERTIFICATE INSURER TELEPHONIC AND TELECOPIED NOTICE OF ITS INTENT TO MAKE SUCH ADDITIONAL EXTENSION OR MODIFICATION AND THE CERTIFICATE INSURER SHALL NOT, WITHIN TWO BUSINESS DAYS AFTER SUCH NOTICE WAS GIVEN, HAVE GIVEN TELEPHONIC AND TELECOPIED NOTICE TO THE SERVICER THAT IT DISAPPROVES OF SUCH EXTENSION OR MODIFICATION].

         No such extension or modification shall affect the amortization of any Mortgage Loan for the purposes of any computation hereunder. In the event of any such extension or modification, the Servicer shall make timely Delinquency Advances on the related Mortgage Loan during the period of such extension or modification.

         Section 3.08. Sub-Servicing Accounts. In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, such Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). Each Sub-Servicing Account shall be an Eligible Account. Each Sub-Servicer will be required to deposit into its Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by such Sub-Servicer, less its servicing compensation to the extent permitted by the related Sub-Servicing Agreement and to remit such proceeds to the Servicer for deposit in the Collection Account not later than the second Business Day following receipt thereof by the Sub-Servicer. Notwithstanding anything in this Section 3.08 to the contrary, a Sub-Servicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require each Sub-Servicer to cause any collection agent of such Sub-Servicer to send a copy to the Servicer of each statement of Monthly Payments collected by or on behalf of the Sub-Servicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Sub-Servicer into the Collection Account for the same period. For purposes of this Agreement other than Section 3.10, the Servicer shall be deemed to have received payments on the Mortgage Loans on the date on which a Sub-Servicer has received such payments.

         Section 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts. The Servicer may and, if required by the Servicer, the Sub-Servicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to
(i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) (with respect to taxes, assessments and insurance premiums) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 10.01. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Trustee, the Seller[, THE CERTIFICATE INSURER] or any Certificateholder therefor. Upon request of the Trustee[, THE CERTIFICATE INSURER] or the Seller, the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Trustee [AND THE CERTIFICATE INSURER] copies of such statements or reports as the Trustee, the Seller, the Underwriter[, THE CERTIFICATE INSURER] or any Certificateholder shall reasonably request.

         Section 3.10. Collection Account.

         (a) The Servicer shall establish and maintain with respect to each Pool an account to conform to the definition of Collection Account, held in the name of the Cityscape Loan Trust 199_-_, on behalf of the Trustee in trust for the benefit of the Certificateholders [AND THE CERTIFICATE INSURER, AS THEIR INTERESTS MAY APPEAR]. The establishment of the Collection Account shall be evidenced by a certification of the Servicer in the form attached hereto as Exhibit F. The Servicer shall deposit or cause to be deposited in the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof, the following payments and collections received or required to be made by it subsequent to the Cut-Off Date (other than the amounts described in the penultimate paragraph of this Sub-Section due and owing on or prior to the Cut-Off Date) with respect to the related Pool:

                  (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans for such Pool;

                  (ii) all payments on account of interest on each Mortgage Loan for such Pool;

                  (iii) any Delinquency Advances with respect to such Pool, as required pursuant to Section 4.06;

                  (iv) any amounts required to be deposited pursuant to Section
         3.23 by the Servicer in connection with any Compensating Interest for such Pool;

                  (v) all Net Recovery Proceeds with respect to such Pool;


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
                  (vi) any amounts required to be deposited by the Servicer pursuant to the fourth paragraph of Section 3.13 in respect of any blanket policy deductibles with respect to such Pool;

                  (vii) all Purchase Prices paid by the Seller or the Servicer with respect to such Pool;

                  (viii) any amounts required to be deposited by the Servicer pursuant to Section 3.10(b) in respect of investment losses with respect to such Pool; and

                  (ix) with respect to Pool III, applicable amounts from the FHA Premium Account, as permitted in Section 3.30 hereof.

         For purposes of the immediately preceding sentence, the Cut-Off Date with respect to any Qualified Replacement Mortgage Loan shall be deemed to be the date of substitution, but the unpaid principal balance of such Qualified Replacement Mortgage Loan shall not include the principal portion of any Monthly Payment made, or the scheduled principal portion of any Monthly Payment that was due to be made but was not received by the Servicer, in such month of substitution.

         It being further understood and agreed that the amounts of principal collected and interest due on the Mortgage Loans on or before the Cut-Off Date, need not be deposited into the Collection Account by the Servicer.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest, extension fees or assumption fees need not be deposited by the Servicer in the Collection Account.

         (b) Not later than 12:00 noon, New York time, on each Deposit Date the Servicer shall deposit in the Collection Account the amount of any net loss incurred in connection with the investment of funds in the Collection Account since the prior Deposit Date; such amounts shall be funded from the Servicer's own funds without any right to reimbursement. The Servicer shall give prompt notice to each of the Rating Agencies[, THE CERTIFICATE INSURER] and the Underwriter of the amount of any such net loss.

         (c) Funds in the Collection Account shall be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee, the Underwriter, the Certificateholders[, THE CERTIFICATE INSURER] and the Seller of the location of the Collection Account on or before the Closing Date, and prior to any change thereof.

         (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in the Certificate Account and for all purposes of this Agreement shall be deemed to be a part of the Collection Account.

         Section 3.11. Withdrawals from the Collection Account; the Certificate Account.

         (a) The Servicer or the Trustee at the written request of the Servicer shall, from time to time, make withdrawals from the Collection Account with respect to each Pool for any of the following purposes:

                  (i) to deposit into the Certificate Account established with respect to such Pool on or prior to 12:00 noon, New York time, on the Deposit Date, and as further provided in Section 4.03 hereof:

                           (A) an amount with respect to interest (the "Interest
                  Remittance Amount") equal to (x) the product of (1) the aggregate Loan Balances of the Mortgage Loans of such Pool as of the opening of business on the first day of the calendar month preceding the calendar month in which such Deposit Date occurs (or as of the Cut-Off Date with respect to the Deposit Date occurring in ____, 199_) and (2) one-twelfth (or 16/360 with respect to the Deposit Date occurring in ___, 199_) of the weighted average Net Mortgage Loan Rate on the Mortgage Loans of such Pool as of the opening of business on the first day of the calendar month preceding the calendar month in which such Deposit Date occurs minus (y) the amount, if any, by which (1) the aggregate of the Compensating Interest resulting from Principal Prepayments with respect to such Pool during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Deposit Date occurs exceeds (2) the aggregate Servicing Fee received by the Servicer with respect to such Pool and such Due Period; and

                           (B) an amount with respect to principal (the
                  "Principal Remittance Amount") equal to (I) the sum, without duplication, of the amounts described in Sections 3.10(a)(i), 3.10(a)(v) (to the extent remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loans of such Pool (but not in excess of the then-outstanding Loan Balance of the related Mortgage Loan)), 3.10(a)(vi) (insofar as such amounts relate to principal), 3.10(a)(vii) (insofar as such amounts relate to principal), and 3.10(a)(viii), in each case to the extent actually received in the related Due Period, minus (II) the amounts described in clause (iii) of this Section 3.11(a) (insofar as such amounts relate to principal) withdrawn by the Servicer from such Collection Account since the prior Deposit Date (or, in the case of the first Deposit Date, since the Closing Date), but also including the Monthly Excess Spread and the Overcollateralization Reduction Amount with respect to Mortgage Loans of such Pool;

                  (ii) to pay to the Servicer (x) when collected on the Mortgage Loans of such Pool, all recovered and previously unreimbursed Delinquency Advances, Servicing Advances, prepayment penalties and, as servicing compensation, the Servicing Fee with respect to such Pool,
         (y) any interest or investment income earned on funds deposited in such Collection Account (net of investment losses) and (z) all amounts in the nature of prepayment or late payment charges, penalty interest, extension fees, modification fees, assumption fees or insufficient-funds charges;

                  (iii) to pay to the Servicer or the Seller, as the case may be, with respect to each Mortgage Loan in such Pool that has previously been purchased or replaced pursuant to Section 2.03 or 2.05 or Section 3.15(c) all amounts received thereon in any month subsequent to the month of such purchase or substitution, as the case may be;

                  (iv) to reimburse the Servicer for any Delinquency Advance or Servicing Advance with respect to such Pool previously made that the Servicer has determined to be a Nonrecoverable Delinquency Advance or a nonrecoverable Servicing Advance;

                  (v) to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.03 or 2.05 of this Agreement that were included in the Purchase Price of the Mortgage Loan of such Pool, including any expenses arising out of the enforcement of the purchase obligation, but only to the extent included in the related Purchase Price;

                  (vi) to pay to the Servicer the excess, if any, of any Net Recovery Proceeds with respect to such Pool over the sum of (a) the Loan Balance of the related Mortgage Loans of such Pool and (b) accrued and unpaid interest on the related Mortgage Loans of such Pool;

                  (vii) to withdraw any amount not required to be deposited in the Collection Account, which amount shall include all interest which has accrued on the Mortgage Loans of such Pool prior to the Cut-Off Date;

                  (viii) to clear and terminate such Collection Account pursuant to Section 10.01;


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
                  (ix) in the event of a prepayment or satisfaction of a Mortgage Loan in such Pool, to pay the refunds and expenses to which the Mortgagor is entitled as set forth on requests submitted by the Servicer which requests shall be substantially in the form of Exhibit M attached hereto;

                  (x) to reimburse the Seller, the Servicer and the Claims Administrator, and any director, officer, employee or agent of the foregoing, for losses, liabilities, costs and expenses reimbursable to them pursuant to Section 6.03 hereof; and

                  (xi) with respect to Pool III, to make deposits into the FHA Premium Account pursuant to Section 3.30, with respect to any FHA Premium Amounts paid by the related Mortgagor.

         (b) Amounts on deposit in the Certificate Account for each Pool shall be withdrawn by the Trustee on each Distribution Date in accordance with the provisions of Section 4.04 hereof.

         Section 3.12. Investment of Funds in the Accounts.

         (a) The Servicer may direct in writing the Trustee or any depository institution maintaining the Collection Accounts, Distribution Accounts, Pre-Funding Account, Capitalized Interest Account or the Certificate Accounts, to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) if such Permitted Investments are not obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the Business Day immediately preceding the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement, but in no event later than the Business Day immediately preceding the next Distribution Date, and (ii) if such Permitted Investments are obligations of the institution maintaining the account from which the funds are required to be withdrawn, no later than the earliest date on which such funds may be required to be withdrawn from such account pursuant to this Agreement or, in the case of the Pre-Funding Account and the Capitalized Interest Account, the date on which the Seller so designates, but, in either case, in no event later than the next Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand.

         If the Servicer, with respect to the Collection Accounts, the Distribution Accounts, Pre-Funding Account, Capitalized Interest Account or the Certificate Accounts, does not provide investment directions to the Trustee or depository institution with respect to the funds on deposit therein, such funds shall be invested in the Permitted Investments specified in clause (v) of the definition thereof, which may be administered by an affiliate of such depository institution.

         Any investment of funds on deposit in any Account shall be made in the name of the Trustee, in trust for the benefit of the Certificateholders. With respect to any Account held by the Trustee, the Trustee shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts from funds on deposit in any Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

                  (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

                  (y) demand payment of all amounts due thereunder promptly by a Responsible Officer of the Trustee having actual knowledge that such Permitted Investment would not constitute a Permitted Investment.

         (b) All net income and net gain realized from investment of funds deposited in the Collection Accounts shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11. Net income or net gain realized from investment of funds deposited in the Certificate Accounts shall be treated in accordance with Article IV.

         (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as it is directed in writing by the Servicer or the Seller, as appropriate, to enforce such payment or performance, including the initiation and prosecution of appropriate proceedings; provided, however, that the Trustee shall be indemnified and reimbursed for any costs, expenses, losses, or liabilities as provided in
Section 8.05.

         Section 3.13. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage. The Servicer shall cause to be maintained for each Mortgage Loan, with insurers meeting FNMA or FHLMC guidelines, hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (a) the Loan Balance of such Mortgage Loan and any Senior Lien, (b) the maximum insurable value of such Mortgaged Property, and
(c) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each

REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the sum of the Loan Balance of the related Mortgage Loan and any Senior Lien at the time it became an REO Property, plus (x) accrued interest at the Mortgage Loan Rate as of the time the Mortgage Loan became an REO Property and
(y) related Servicing Advances as of the time the Mortgage Loan became an REO Property.

         Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11.

         Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the least of (i) the sum of the Loan Balance of the related Mortgage Loan and any Senior Lien, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:VIII or better in Best's Key Rating Guide insuring against fire and hazard losses on all of the Mortgage Loans, or such other insurer as [THE CERTIFICATE INSURER] may allow, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice for servicers of mortgage loans comparable to the Mortgage Loans, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause without any right of reimbursement therefor. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee[, THE CERTIFICATE INSURER] and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

         The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall not be canceled without thirty days' prior written notice to the Trustee [AND THE CERTIFICATE INSURER]. Upon the request of the Trustee, any Certificateholder [OR THE CERTIFICATE INSURER], the Servicer shall furnish to the requesting party copies of all binders and policies or certificates evidencing that such bonds and insurance policies are in full force and effect. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

         Section 3.14. Enforcement of Due-On-Sale Clauses; Assumption Agreements. Except as otherwise provided in the next sentence, the Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or enforcement would materially increase the risk of default or delinquency on, or impair the security for, the Mortgage Loan, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer as of the date of substitution which shall not be less restrictive than such criteria as set forth on Exhibit L hereof. In connection with any assumption or substitution, the Servicer shall apply Accepted Servicing Procedures. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as Additional Servicing Compensation. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the related Mortgage Loan Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, which copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer believes in good faith that it may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

         Section 3.15. Realization Upon Defaulted Mortgage Loans.

         (a) The Servicer shall, consistent with the servicing standards set forth in Section 3.01(b), foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and, in the case of FHA Loans, for which a Claim is not required to be submitted to the FHA pursuant to Section 3.31. In connection with realization upon defaulted Mortgage Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Mortgage Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in this
Section 3.15.

         The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from an Uninsured Cause, unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for Servicing


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Advances. Any Servicing Advances made with respect to a Mortgage Loan shall be recoverable by the Servicer only from recoveries on such Mortgage Loan.





         (b) The Servicer may at its option purchase from the Trust any Mortgage Loan which is 90 days or more Delinquent and which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings at a price equal to the Purchase Price (evidence of such determination to be delivered in writing to the Trustee, the Seller [AND THE CERTIFICATE INSURER] prior to purchase). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited into the Collection Account and the Trustee, upon (i) receipt of an Officer's Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage Loan.



         (c) Unless otherwise required pursuant to the Mortgage Note, any Property Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Class R Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01) will be allocated in the following order of priority, in each case to the extent of available funds: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, and any related unreimbursed Delinquency Advances theretofore funded by the Servicer or any Sub-Servicer from its own funds, in each case, with respect to the related Mortgage Loan; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Loan Rate (or at such lesser rate as may be in effect for such Mortgage

Loan pursuant to application of the Civil Relief Act) on the Loan Balance of such Mortgage Loan, to the date of the Final Recovery Determination if one has been made, or to the Due Date in the Due Period prior to the Distribution Date on which such amounts are to be distributed if a Final Recovery Determination has not been made, minus any accrued and unpaid Servicing Fees with respect to such Mortgage Loan, to be distributed to the Pool I, Pool II, Pool III or Pool IV Certificateholders, as the case may be; third, to the extent of the Loan Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan, to be distributed to the Pool I, Pool II, Pool III or Pool IV Certificateholders, as the case may be; and fourth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan.


         (d) The Servicer shall deliver to the Trustee[, THE CERTIFICATE INSURER] and the Seller on each Deposit Date a Liquidation Report in the form annexed as Exhibit G hereto as well as an electromagnetic tape in computer readable format (along with the Officer's Certificate referenced in the definition of Final Recovery Determination) with respect to each Mortgage Loan as to which the Servicer made a Final Recovery Determination during the related Due Period.


         Section 3.16. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trustee by a certification in the form of Exhibit D-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section
3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer. The Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to any Account or shall be otherwise chargeable to the Trust, the Trustee, the Certificateholders [OR THE CERTIFICATE INSURER].

         From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit D-1, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the


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Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Recovery Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so deposited, a copy of the Request for Release shall be released by the Trustee to the Servicer.

         Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.17. Servicing Compensation. As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan, subject to Section 3.23 and
Section 3.27, payable from payments of interest, Property Insurance Proceeds or Liquidation Proceeds in respect of such Mortgage Loan and from amounts distributable in accordance with Section 4.04(a)(v). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement, although any portion thereof may be paid to a Sub-Servicer as provided in the related Sub-Servicing Agreement.

         Additional servicing compensation in the form of Net Recovery Proceeds in excess of the Loan Balance of the related Mortgage Loan, prepayment charges, penalty interest, assumption fees, late payment charges or otherwise shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer (such amounts, "Additional Servicing Compensation"). The Servicer shall also be entitled pursuant to Section 3.11(a)(ii) to interest or other investment income earned from the investment of funds on deposit in the


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Collection Account as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, (x) payment of premiums for the insurance required by Section 3.13, to the extent such premiums are not paid by the related Mortgagors or by a Sub-Servicer and (y) servicing compensation of each Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 3.18. Reports to the Trustee; Collection Account Statement.

         (a) On or before each Determination Date, the Servicer shall deliver to the Trustee (i) a computer-readable magnetic tape setting forth the payments and collections received with respect to the Mortgage Loans during the Due Period for the month immediately preceding the month in which such Determination Date occurs (such tape, a "Servicer Remittance Report") and (ii), if not included in the Servicer Remittance Report, a report and an electromagnetic tape in computer readable format, setting forth the information described in clauses (A)-(G) of
Section 4.05 for the month immediately preceding the month in which such Determination Date occurs and such other information as the Trustee may request in order to fulfill its obligations hereunder (such report, a "Delinquency Report").

         (b) If funds in the Collection Accounts during a Due Period have been invested in investments other than bank deposits of the depository institution maintaining the Collection Accounts or money market funds (as described in the definition of Permitted Investments), then, on or before the related Distribution Date, the Servicer shall forward to the Trustee, [THE CERTIFICATE INSURER,] each Certificateholder and the Seller a statement in the form annexed hereto as Exhibit H setting forth the activity in the Collection Accounts during the preceding calendar month.

         Section 3.19. Statement as to Compliance and Financial Statements. The Servicer will deliver to the Trustee[, THE CERTIFICATE INSURER] and the Seller not later than 90 days following the end of each fiscal year of the Servicer, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer and the Claims Administrator during the preceding year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer and the Claims Administrator have fulfilled all of their obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation by either the Servicer or the Claims Administrator, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer and the Claims Administrator, as applicable, to cure such default.

         Contemporaneously with the submission of the Officer's Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee[, THE CERTIFICATE INSURER] and


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the Seller a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of any Certificateholder, deliver to the requesting party a copy of such annual audited financial statements or any unaudited quarterly financial statements of the Servicer.

         The Servicer agrees to make available on a reasonable basis to the Seller [AND THE CERTIFICATE INSURER] a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit any Certificateholder, prospective Certificateholder[, THE CERTIFICATE INSURER] or the Seller or the Underwriter on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such Certificateholder, prospective Certificateholder[, THE CERTIFICATE INSURER] or the Seller that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

         The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) its financial condition, (iii) the Mortgage Loans and (iv) the performance of the obligations of any Sub-Servicer under the related Sub-Servicing Agreement, in each case as the Trustee, the Seller[, THE CERTIFICATE INSURER] or any Class [A] Certificateholder who has a greater than 10% Percentage Interest may reasonably request from time to time.

         Section 3.20. Independent Public Accountants' Servicing Report. Not later than 90 days following the end of each fiscal year of the Servicer, the Servicer at its expense shall cause any nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) reasonably acceptable to the Trustee [AND THE CERTIFICATE INSURER] to furnish a statement to the Trustee, [THE CERTIFICATE INSURER,] the Seller and the Rating Agencies to the effect that such firm has with respect to the Servicer's overall servicing operations examined such servicing operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 3.21. Access to Certain Documentation. The Servicer shall provide to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder [OR THE CERTIFICATE INSURER], access to the documentation regarding the Mortgage Loans of the related Pool required by applicable state and federal laws and regulations. The Servicer shall similarly provide to the Trustee, the Seller, any Certificateholder, any prospective Certificateholder [AND THE CERTIFICATE INSURER] such access to the documentation regarding the Mortgage Loans of the related Pool as such Persons may reasonably require. Such access shall in each case be afforded without charge,


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but only upon reasonable request and during normal business hours at the offices of the Servicer or of a Sub-Servicer, as applicable, designated by it.

         Section 3.22. Title, Management and Disposition of REO Property.

         (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, on behalf of the Certificateholders. The Servicer, on behalf of the Trust, shall sell any REO Property within two years after the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Servicer has delivered to the Trustee, the Seller [AND THE CERTIFICATE INSURER] an Independent Opinion of Counsel, addressed to the Trustee, [THE CERTIFICATE INSURER,] the Seller and the Servicer, to the effect that holding such REO Property for more than two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the REMIC Trust to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

         (b) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of [THE CERTIFICATE INSURER] and the Pool I, Pool II, Pool III or Pool IV Certificateholders, as the case may be.

         Notwithstanding the foregoing, the Servicer shall not:

                  (i) permit the Trust to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                  (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                  (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
         Section 856(e)(4)(B) of the Code; or


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                  (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

unless, in any such case, the Servicer has obtained an Independent Opinion of Counsel, addressed to itself, the Trustee [AND THE CERTIFICATE INSURER], to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

         The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                  (A) the terms and conditions of any such contract shall not be inconsistent herewith;

                  (B) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

                  (C) none of the provisions of this Section 3.22(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders with respect to the operation and management of any such REO Property; and

                  (D) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

         The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.17 is sufficient to pay such fees.

         (c) Subject to the time constraints set forth in Section 3.22(a), each liquidation of an REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in


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its general servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 3.15(d).

         (d) The Servicer shall prepare and file reports of foreclosure and abandonment in accordance with Section 6050J of the Code and shall provide written notice to the Trustee that such reports have been filed or that no filing was required.

         Section 3.23. Compensating Interest. The Servicer shall deposit into each Collection Account on or before 12:00 noon, New York time, on each Deposit Date an amount equal to the lesser of (i) the aggregate of the Compensating Interest resulting from Principal Prepayments on the Mortgage Loans of the related Pool during the related Due Period and (ii) its aggregate Servicing Fee received in such Due Period with respect to the related Pool.

         Section 3.24. Superior Liens. The Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a Senior Lien for the protection of the Trustee's interest, if (i) local law provides that the filing of such a request will result in notification of junior lienholders in the event foreclosure proceedings are instituted and (ii) applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any such superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

         Subject to the remainder of this Section 3.24, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the Senior Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance would have the effect of increasing the Net Recovery Proceeds.

         No advance shall be required to be made hereunder if such advance would, if made, constitute a nonrecoverable Servicing Advance. The determination by the Servicer that it has made a nonrecoverable Servicing Advance or that any proposed advance, if made, would constitute a nonrecoverable Servicing Advance, shall be evidenced by a certification of a Servicing Officer delivered to [THE CERTIFICATE INSURER,] the Seller, the Rating Agencies and the Trustee no later than the Business Day following such determination.


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         Section 3.25. Indemnification.

         (a) The Servicer shall indemnify the Seller, [THE CERTIFICATE INSURER,] each Certificateholder and the Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 6.03 hereof for its failure to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, then the provisions of this Section 3.25 shall have no force and effect with respect to such failure.

         (b) The Seller, [THE CERTIFICATE INSURER,] any Certificateholder or the Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify [THE CERTIFICATE INSURER,] the Trustee and the Certificateholders of any claim of which it has been notified pursuant to this
Section 3.25 [BY A PERSON OTHER THAN THE CERTIFICATE INSURER, AND, IN ANY EVENT, SHALL PROMPTLY NOTIFY THE CERTIFICATE INSURER OF ITS INTENDED COURSE OF ACTION WITH RESPECT TO ANY CLAIM]. [IF THE CERTIFICATE INSURER SO DIRECTS THE SERVICER IN WRITING WITHIN TEN BUSINESS DAYS OF SUCH NOTICE TO THE CERTIFICATE INSURER, THE SERVICER SHALL REFRAIN FROM DEFENDING, AND IN ANY CASE WHERE THE CERTIFICATE INSURER SO DIRECTS IN WRITING AT ANY TIME, THE SERVICER SHALL CEASE DEFENDING (BUT ONLY IF THE SERVICER IS NOT JUDICIALLY OR LEGALLY PROHIBITED FROM DOING
SO), SUCH CLAIM OR SHALL SETTLE SUCH CLAIM ON TERMS ACCEPTABLE TO THE CERTIFICATE INSURER; PROVIDED, HOWEVER, THAT THE SERVICER NEED NOT COMPLY WITH THE CERTIFICATE INSURER'S DIRECTIONS UNLESS IT IS INDEMNIFIED TO ITS REASONABLE SATISFACTION BY THE CERTIFICATE INSURER AGAINST ANY LIABILITY THAT THE SERVICER MAY INCUR AS A CONSEQUENCE OF SUCH COMPLIANCE.]

         (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after


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receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer (it being understood, however, that the Servicer shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the Class [A] Certificateholders at any time). The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

         Section 3.26. Certain Procedures Relating to Successor Sub-Servicers and Successor Servicers.

         (a) The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and (i) to service directly the related Mortgage Loans, as provided in
Section 3.03, or (ii) to enter into a Sub-Servicing Agreement with a successor Sub-Servicer that qualifies under the provisions of this Agreement.

         (b) In the event that the Servicer is to be replaced and the Trustee is unwilling to so act or is unable to so act (it being acknowledged that the Trustee is obligated to act as successor Servicer pursuant to Section 7.02 hereof, if no other successor Servicer is appointed pursuant to this Section), [THE CERTIFICATE INSURER AND] the Trustee, and, if the Majority Certificateholders so request, the Class [A] Certificateholders, shall consult among themselves with respect to the appointment of a successor Servicer. In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the successor Servicer, the decision of the [CERTIFICATE INSURER SHALL CONTROL EXCEPT THAT IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, THE DECISION OF THE] Trustee shall control.

         (c) In connection with any change in the Servicer's servicing software, the Servicer shall promptly deliver to the Trustee [AND THE CERTIFICATE INSURER] an Officer's Certificate detailing the substance of such change and the Servicer shall cooperate fully with the Trustee in any manner as the Trustee reasonably deems necessary with respect to such change.


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         Section 3.27. Additional Servicing Responsibilities for the Adjustable
Rate Mortgage Loans and the FHA Loans.

         (a) The Servicer shall enforce each Adjustable Rate Mortgage Loan and shall timely calculate, record, report and apply all Mortgage Loan Rate adjustments in accordance with the related Mortgage Note. The Servicer's record shall, at all times, reflect the then-current Mortgage Loan Rate and Monthly Payment and the Servicer shall timely notify the Mortgagor of any changes to the Mortgage Loan Rate and the Monthly Payment. If the Servicer fails to adjust the Mortgage Loan Rate or the Monthly Payment in accordance with the terms of the Mortgage Note for the related Adjustable Rate Mortgage Loan, or if the Servicer fails to notify the related Mortgagor of any such adjustment as required under the terms of such Mortgage Note, or if any liability, claim or defense arises with respect to any Adjustable Rate Mortgage Loan solely as a result of any such failure, the Servicer shall pay, from its own funds and without right of reimbursement therefor, any shortage in amounts collected or collectible on the related Adjustable Rate Mortgage Loan that results. The Servicer shall deposit any amounts in respect of such shortage in the Certificate Account for the related Pool on the Deposit Date with respect to the related Due Period.

         (b) After the Closing Date, the Servicer shall confirm, or cause to be confirmed, whether all on-site or off-site improvements on the Mortgaged Properties relating to the FHA Loans have been completed and, if such improvements have not been completed, to submit the appropriate filings to the FHA.

         Notwithstanding any other provision of this Agreement, the Servicer shall not take any action which would adversely affect the coverage of an FHA Loan for insurance by the FHA under Title I.

         Section 3.28. Pre-Funding Account.

         (a) The Trustee will establish and maintain the Pre-Funding Account. No later than the Closing Date, the Trustee will deposit in the Pre-Funding Account the Pre-Funding Account Deposit from the proceeds of the sale of the Certificates. On any Subsequent Transfer Date, the Seller shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the Subsequent Purchase Price for the Subsequent Mortgage Loans sold to the Trust on such Subsequent Transfer Date, and make a corresponding reduction in the amount of the Pre-Funding Account Deposit, and pay such amounts to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of this Agreement with respect to such transfers. In connection with such instruction, the Seller shall additionally inform the Trustee whether such Subsequent Mortgage Loans are being transferred in respect of Pool I, Pool II, Pool III or Pool IV.


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         (b) The Pre-Funding Account will be part of the Trust Estate but not part of the REMIC Trust. Amounts held in the Pre-Funding Account shall be invested in Permitted Investments of the type specified in clause (v) of the definition of Permitted Investments, which Permitted Investments shall mature on the Business Day next succeeding the date the Trustee receives the Addition Notice that such monies will be needed. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof. Any losses realized in connection with any such investment shall be for the account of the Seller and the Seller shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Pre-Funding Account immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Pre-Funding Account shall be taxed to the Seller and for federal, state and local income tax purposes the Seller shall be deemed to be the owner of the Pre-Funding Account. All interest and any other investment earnings on amounts held in the Pre-Funding Account shall be paid by the Trustee to the Seller on the __________ 199_ Distribution Date.

         (c) If the Pre-Funding Account Deposit has not been reduced to zero by the close of business on __________ __, 199_, any amounts remaining in the Pre-Funding Account in respect of the Pre-Funding Account Deposit at such time (net of reinvestment earnings payable to the Seller) shall be deposited at such time into the appropriate Certificate Account relating to the Pool I, Pool II, Pool III and Pool IV Mortgage Loans, as the case may be, for distribution as part of the Principal Distribution Amount for the related Pool on the __________ 199_ Distribution Date.

         Section 3.29. Capitalized Interest Account.

         (a) The Trustee shall establish and maintain the Capitalized Interest Account. On the Closing Date, the Trustee will deposit in the Capitalized Interest Account the Capitalized Interest Account Deposit. The Trustee shall hold the Capitalized Interest Account Deposit for the benefit of the Class [A] Certificates. Each Class of the Class [A] Certificateholders will be entitled to the full Interest Distribution Amount for such Class, respectively, during the Funding Period. On the __________ 199_ Deposit Date, (a) an amount equal to [30] days interest on the Pre-Funding Account Deposit (and for Pool II and Pool IV, interest calculated at the actual number of days since the last Distribution Date, but not including the current Distribution Date), computed at a per annum rate equal to the weighted average of the Pass-Through Rates for each Class, shall be withdrawn from the Capitalized Interest Account and deposited into the appropriate Certificate Account in respect of Available Funds of the related Pool for such Distribution Date.

         (b) The Capitalized Interest Account will be part of the Trust Estate but not part of the REMIC Trust. Amounts held in the Capitalized Interest Account shall be invested in Permitted Investments of the type specified in clause (iv) of the definition of Permitted Investments, which Permitted Investments shall mature no later than the next succeeding


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Deposit Date. The Trustee shall not be liable for any losses on amounts invested in accordance with the provisions hereof. All interest and other investment earnings on amounts held in the Capitalized Interest Account shall be paid by the Trustee to the Seller on the __________ 199_ Distribution Date. All amounts earned on deposit in the Capitalized Interest Account shall be taxed to the Seller, and for federal, state and local income tax purposes the Seller shall be deemed to be the owner of the Capitalized Interest Account. Any losses realized in connection with any such investment shall be for the account of the Seller, and the Seller shall deposit the amount of such loss (to the extent not offset by income from other investments) in the Capitalized Interest Account immediately upon the realization of such loss.

         Section 3.30. Establishment of FHA Premium Account; Deposits in FHA Premium Account; Permitted Withdrawals from FHA Premium Account.

         (a) No later than the Closing Date, the Trustee will establish the FHA Premium Account. The FHA Premium Account shall not be available for payment of Certificates. The Trustee shall deposit into the FHA Premium Account:

                  (i) on each Distribution Date, prior to making the distributions required pursuant to Section 4.04, upon receipt an amount equal to the FHA Premium Amount;

                  (ii) upon receipt, amounts required to be paid by the Servicer pursuant to Section 3.30(b) in connection with losses on investments of amounts in the FHA Premium Account; and

                  (iii) amounts from the Collection Account for Pool III as described in the next following sentence.

         If the Servicer fails to pay the FHA Insurance Premium with respect to an FHA Loan in accordance with Section 5.01 hereof, the Trustee shall, upon written instructions from the Servicer [OR THE CERTIFICATE INSURER], withdraw an amount from the FHA Premium Account sufficient to pay in full the FHA Insurance Premium then due. If the amount on deposit in the FHA Premium Account is insufficient to pay the FHA Insurance Premium then due, the Trustee shall transfer an amount from the Collection Account for Pool III to the FHA Premium Account sufficient to pay in full the FHA Insurance Premium then due. In the event that there are insufficient funds in the Collection Account for Pool III, the Trustee shall immediately notify [THE CERTIFICATE INSURER] of the amount of the remaining insufficiency. [THE CERTIFICATE INSURER] shall have the option to advance such insufficiency to the Trustee for payment of the FHA Insurance Premium then due.

         (b) The Trustee may invest amounts on deposit in the FHA Premium Account in Permitted Investments to the same extent, and with the same rights and liabilities, as the


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Certificate Account pursuant to Section 3.12(e) and the Trustee shall withdraw amounts on deposit in the FHA Premium Account to:

                  (i) remit, upon certification of payment made to the FHA, funds requested by the Servicer (including any successor to the Servicer appointed pursuant hereto) [OR THE CERTIFICATE INSURER] as reimbursement for the FHA Insurance Premiums paid by the Servicer [OR THE CERTIFICATE INSURER], as the case may be, or remit to the FHA amounts payable in respect of FHA Insurance Premiums pursuant to the last paragraph of clause (a) above;

                  (ii) pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Investments;

                  (iii) withdraw amounts not required to be deposited in the FHA Premium Account or deposited therein in error;

                  (iv) clear and terminate the FHA Premium Account upon the termination of this Agreement in accordance with the terms of Section
         10.01 hereof; and

                  (v) deposit in the Collection Account for amounts withdrawn from it pursuant to the last paragraph of clause (a) above.

         Section 3.31. Duties of the Claims Administrator.

         (a) In connection with each FHA Loan, the Seller, the Servicer and the Claims Administrator will comply at all times with the provisions of Title 1 and the rules and regulations promulgated thereunder in servicing each FHA Loan and making claims for reimbursement with respect to each FHA Loan, and will at all times hold a valid Contract of Insurance from the FHA for such purposes (unless such Contract of Insurance is terminated so as not to affect the obligation of FHA to provide insurance coverage with respect to the FHA Loans).

         (b) If any FHA Loan becomes a 90 Day Delinquent FHA Loan, and if sufficient coverage is available in the Reserve Amount to make an FHA Payment with respect to such FHA Loan, the Claims Administrator may, in its sole discretion, during any subsequent Due Period, determine to file a Claim with the FHA with respect to such 90 Day Delinquent FHA Loan. If the Claims Administrator determines to file such a Claim, the Claims Administrator will notify the Trustee no later than the Determination Date following such determination by an Officer's Certificate in the form of Exhibit O hereto and shall request delivery of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall, no later than the related Distribution Date, release to the Claims Administrator the related Mortgage File and the Trustee shall execute and deliver such instruments necessary to enable the Claims Administrator to file a Claim with the FHA on behalf of the Trustee. Within 120


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days of its receipt of the related Mortgage File, the Claims Administrator shall, in its sole discretion, either file a Claim with the FHA for an FHA Payment with respect to such 90 Day Delinquent FHA Loan or, if the Claims Administrator determines not to file such a Claim, return to the Trustee the related Mortgage File.

         (c) With respect to any 90 Day Delinquent FHA Loan transferred to the Claims Administrator pursuant to clause (b) above, the Claims Administrator shall deposit (or, if the Claims Administrator is not also the Servicer, the Claims Administrator shall instruct the Servicer to deposit) in the Collection Account within 24 hours of receipt the following amounts (such amounts to be net of any amounts that would be reimbursable to the Servicer under Section 3.10 with respect to amounts in the Collection Account): (i) any FHA Payments; (ii) the amount, if any, by which the FHA Payment was reduced in accordance with FHA Regulations due to the Claims Administrator enforcing a lien on the Mortgage Property prior to the lien of the related 90 Day Delinquent FHA Loan; and (iii) any principal and interest payments received with respect to a 90 Day Delinquent FHA Loan after the Due Period in which the FHA Loan is transferred to the Claims Administrator and before either the related FHA Payment is paid or the related Mortgage File is returned to the Trustee, as the case may be (the amounts referred to in (ii) and (iii) above are referenced to herein as "Related Payments").

         (d) If an FHA Loan becomes a 90 Day Delinquent FHA Loan when there is insufficient coverage in the Reserve Amount, or if the Claims Administrator determines not to file a Claim with the FHA with respect to such 90 Day Delinquent FHA Loan, the Trustee will not transfer such FHA Loan to the Claims Administrator, no Claim will be made to the FHA and the Servicer may take other action, including the commencement of foreclosure proceedings, on the related Mortgaged Property.

         (e) If a Claim is rejected by the FHA and if the Claims Administrator is no longer the Company, the Claims Administrator shall promptly notify the Servicer and the Seller of such rejection. Further, if a Claim is rejected by the FHA, other than as a result of depletion of the Reserve Amount, the Seller shall be deemed to have breached its representation and warranty contained in
Section 2.05(jjj) and the Seller shall be required to repurchase the related 90 Day Delinquent FHA Loan by depositing in the Collection Account, on the next succeeding Determination Date, an amount and in the manner specified in Section 2.03.


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         Section 3.32. Trustee Not to Hold Other FHA Insured Title I Loans. For
so long as any Certificates remain outstanding under this Agreement, the Trustee shall not own, whether as a result of its origination or by purchase, in its own name or in any trust capacity, any other loans insured by the FHA under the Title I program other than the FHA Loans; provided, however, that the Trustee may own other loans insured by the FHA under the Title I program if such loans
(i) were originated or purchased by the Seller or its affiliates, (ii) are part of a pool formed for the purpose of issuing certificates and (iii) such certificates are insured by [THE CERTIFICATE INSURER] and receive from each Rating Agency the same rating assigned the same rating assigned to the Certificates.

                                  ARTICLE FOUR

                                  FLOW OF FUNDS


         Section 4.01. Establishment of Accounts. The Trustee shall establish on the Closing Date, and thereafter maintain the Certificate Accounts, the Distribution Accounts and the Policy Payments Accounts, each of which shall conform to the definition of an Eligible Account and shall be held by the Trustee for the benefit of the Certificateholders of the related Pool [AND THE CERTIFICATE INSURER, AS THEIR INTERESTS MAY APPEAR].

         [SECTION 4.02. THE CERTIFICATE INSURANCE POLICY.

         (a) NOT LATER THAN 3:00 P.M., NEW YORK TIME, ON THE THIRD BUSINESS DAY IMMEDIATELY PRECEDING EACH DISTRIBUTION DATE, THE TRUSTEE SHALL DETERMINE THE AMOUNT TO BE ON DEPOSIT IN THE DISTRIBUTION ACCOUNT FOR EACH POOL ON SUCH DISTRIBUTION DATE AFTER TAKING INTO ACCOUNT THE DEPOSITS DESCRIBED IN SECTIONS
4.03 AND 4.04 HEREOF RELATING TO SUCH POOL AND SUCH DISTRIBUTION DATE (INCLUDING NET INVESTMENT EARNINGS, IF ANY) BUT NET OF, WITHOUT DUPLICATION, (x) THE AMOUNT OF ANY INSURED PAYMENTS WITH RESPECT TO SUCH POOL AND (y) THE AMOUNT OF ANY INSURANCE PREMIUM, ANY TRUSTEE'S FEE, TOGETHER WITH ANY OTHER AMOUNT REQUIRED TO BE PAID TO THE TRUSTEE PURSUANT TO SECTION 4.04(a), AND, IN THE EVENT IT IS SO REQUIRED, THE SERVICING FEE REQUIRED TO BE PAID TO A SUCCESSOR SERVICER PURSUANT TO SECTION 4.04(a)(v) PAID ON SUCH DISTRIBUTION DATE WITH RESPECT TO SUCH POOL (SUCH NET AMOUNT, THE "AVAILABLE FUNDS" WITH RESPECT TO SUCH POOL).

         IF THE INSURED DISTRIBUTION AMOUNT WITH RESPECT TO ANY POOL FOR ANY DISTRIBUTION DATE EXCEEDS THE AVAILABLE FUNDS OF SUCH POOL FOR SUCH DISTRIBUTION DATE (SUCH EVENT BEING AN "AVAILABLE FUNDS SHORTFALL"), THE TRUSTEE SHALL COMPLETE A NOTICE IN THE FORM ATTACHED TO THE CERTIFICATE INSURANCE POLICY (THE "NOTICE") AND SHALL SUBMIT SUCH NOTICE TO THE CERTIFICATE INSURER NO LATER THAN 10:00 A.M., NEW YORK TIME, ON THE SECOND BUSINESS DAY PRECEDING SUCH DISTRIBUTION DATE. SUCH NOTICE MAY BE DELIVERED BY


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ELECTRONIC FACSIMILE (IN WHICH CASE THE ORIGINAL SHALL BE SENT BY OVERNIGHT
COURIER). THE NOTICE SHALL CONSTITUTE A CLAIM FOR AN INSURED PAYMENT PURSUANT TO THE CERTIFICATE INSURANCE POLICY FOR AN AMOUNT EQUAL TO THE AVAILABLE FUNDS SHORTFALL. UPON RECEIPT OF INSURED PAYMENTS ON BEHALF OF THE CLASS [A] CERTIFICATEHOLDERS OF THE RELATED POOL, THE TRUSTEE SHALL DEPOSIT SUCH INSURED PAYMENTS IN THE POLICY PAYMENTS ACCOUNT FOR SUCH POOL, AND SHALL THEREAFTER TRANSFER SUCH INSURED PAYMENTS TO THE DISTRIBUTION ACCOUNT FOR SUCH POOL FOR DISTRIBUTION SOLELY TO THE CLASS [A] CERTIFICATEHOLDERS IN ACCORDANCE WITH
SECTION 4.04(B).

         (b) THE TRUSTEE SHALL ESTABLISH AND MAINTAIN, IN ACCORDANCE WITH
SECTION 4.01, WITH RESPECT TO EACH POOL A SEPARATE SPECIAL PURPOSE TRUST ACCOUNT FOR THE BENEFIT OF THE HOLDERS OF THE CLASS [A] CERTIFICATES OF THE RELATED POOL AND THE CERTIFICATE INSURER (EACH, A "POLICY PAYMENTS ACCOUNT") OVER WHICH THE TRUSTEE SHALL HAVE EXCLUSIVE CONTROL AND SOLE RIGHT OF WITHDRAWAL. THE TRUSTEE SHALL DEPOSIT ANY AMOUNT PAID UNDER THE CERTIFICATE INSURANCE POLICY WITH RESPECT TO ANY POOL IN THE POLICY PAYMENTS ACCOUNT FOR SUCH POOL AND DISTRIBUTE SUCH AMOUNT ONLY FOR PURPOSES OF PAYMENT TO THE HOLDERS OF CLASS [A] CERTIFICATES OF SUCH POOL OF THE INSURED PAYMENT FOR WHICH A CLAIM WAS MADE AND SUCH AMOUNT MAY NOT BE APPLIED TO SATISFY ANY COSTS, EXPENSES OR LIABILITIES OF THE SERVICER, THE TRUSTEE OR THE TRUST. AMOUNTS PAID UNDER THE CERTIFICATE INSURANCE POLICY WITH RESPECT TO ANY POOL SHALL BE TRANSFERRED TO THE DISTRIBUTION ACCOUNT OF THE RELATED POOL IN ACCORDANCE WITH THE NEXT SUCCEEDING PARAGRAPH AND THEREAFTER DISBURSED BY THE TRUSTEE TO THE HOLDERS OF THE CLASS [A] CERTIFICATES OF SUCH POOL IN ACCORDANCE WITH SECTION 4.04(b). IT SHALL NOT BE NECESSARY FOR SUCH PAYMENTS TO BE MADE BY CHECKS OR WIRE TRANSFERS SEPARATE FROM THE CHECKS OR WIRE TRANSFERS USED TO PAY ANY CLASS [A] DISTRIBUTION AMOUNT WITH RESPECT TO SUCH POOL WITH OTHER FUNDS AVAILABLE TO MAKE SUCH PAYMENT. HOWEVER, THE AMOUNT OF ANY PAYMENT OF PRINCIPAL OF OR INTEREST ON THE CLASS [A] CERTIFICATES OF SUCH POOL TO BE PAID FROM FUNDS TRANSFERRED FROM THE POLICY PAYMENTS ACCOUNT OF SUCH POOL SHALL BE NOTED IN THE STATEMENT TO BE FURNISHED TO RELATED HOLDERS OF THE CLASS [A] CERTIFICATES PURSUANT TO SECTION 4.05. FUNDS HELD IN THE POLICY PAYMENTS ACCOUNTS SHALL NOT BE INVESTED BY THE TRUSTEE.

         ON ANY DISTRIBUTION DATE WITH RESPECT TO WHICH A CLAIM HAS BEEN MADE UNDER THE CERTIFICATE INSURANCE POLICY WITH RESPECT TO ANY POOL, THE AMOUNT OF ANY FUNDS RECEIVED BY THE TRUSTEE AS A RESULT OF ANY CLAIM UNDER THE CERTIFICATE INSURANCE POLICY WITH RESPECT TO SUCH POOL, TO THE EXTENT REQUIRED TO SATISFY FULLY THE CLASS [A] DISTRIBUTION AMOUNT FOR SUCH POOL ON SUCH DISTRIBUTION DATE, SHALL BE WITHDRAWN FROM THE POLICY PAYMENTS ACCOUNT FOR SUCH POOL AND DEPOSITED IN RELATED DISTRIBUTION ACCOUNT FOR SUCH POOL AND APPLIED BY THE TRUSTEE, TOGETHER WITH THE OTHER FUNDS TO BE DEPOSITED IN SUCH DISTRIBUTION ACCOUNT, DIRECTLY TO THE PAYMENT OF THE CLASS [A] DISTRIBUTION AMOUNT DUE ON THE CLASS [A] CERTIFICATES FOR SUCH POOL. FUNDS RECEIVED BY THE TRUSTEE AS A RESULT OF ANY CLAIM UNDER THE CERTIFICATE INSURANCE POLICY WITH RESPECT TO ANY POOL SHALL BE


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DEPOSITED BY THE TRUSTEE IN THE POLICY PAYMENTS ACCOUNT FOR SUCH POOL AND THEN
TRANSFERRED TO THE RELATED DISTRIBUTION ACCOUNT AND USED SOLELY FOR PAYMENT TO THE RELATED HOLDERS OF THE CLASS [A] CERTIFICATES OF SUCH POOL AND MAY NOT BE APPLIED TO SATISFY ANY COSTS, EXPENSES OR LIABILITIES OF THE SERVICER, THE TRUSTEE OR THE TRUST. ANY FUNDS REMAINING IN THE POLICY PAYMENTS ACCOUNT OF SUCH POOL ON THE FIRST BUSINESS DAY FOLLOWING A DISTRIBUTION DATE SHALL BE REMITTED TO THE CERTIFICATE INSURER, PURSUANT TO THE INSTRUCTIONS OF THE CERTIFICATE INSURER, BY THE END OF SUCH BUSINESS DAY.

         (c) THE TRUSTEE SHALL KEEP A COMPLETE AND ACCURATE RECORD OF THE AMOUNT OF INTEREST AND PRINCIPAL PAID IN RESPECT OF ANY CERTIFICATE FROM MONEYS RECEIVED UNDER THE CERTIFICATE INSURANCE POLICY. THE CERTIFICATE INSURER SHALL HAVE THE RIGHT TO INSPECT SUCH RECORDS AT REASONABLE TIMES DURING NORMAL BUSINESS HOURS UPON ONE BUSINESS DAY'S PRIOR NOTICE TO THE TRUSTEE.

         (d) THE TRUSTEE SHALL RECEIVE, AS ATTORNEY-IN-FACT OF EACH HOLDER OF A CLASS [A] CERTIFICATE, ANY INSURED PAYMENT WITH RESPECT TO THE RELATED POOL FROM THE CERTIFICATE INSURER AND DISBURSE THE SAME TO EACH HOLDER OF A CLASS [A] CERTIFICATE OF SUCH POOL IN ACCORDANCE WITH THE PROVISIONS OF THIS ARTICLE IV. WITH RESPECT TO ANY POOL, INSURED PAYMENTS DISBURSED BY THE TRUSTEE FROM PROCEEDS OF THE CERTIFICATE INSURANCE POLICY SHALL NOT BE CONSIDERED PAYMENT BY THE TRUST NOR SHALL SUCH PAYMENTS DISCHARGE THE OBLIGATION OF THE TRUST WITH RESPECT TO THE RELATED CLASS [A] CERTIFICATES, AND THE CERTIFICATE INSURER SHALL BE ENTITLED TO RECEIVE THE REIMBURSEMENT AMOUNT WITH RESPECT TO SUCH POOL PURSUANT TO SECTION 4.04(a)(vi). BY ACCEPTANCE OF A CERTIFICATE, EACH HOLDER OF A CERTIFICATE AGREES AND RECOGNIZES THAT TO THE EXTENT THE CERTIFICATE INSURER MAKES INSURED PAYMENTS WITH RESPECT TO THE RELATED POOL, EITHER DIRECTLY OR INDIRECTLY (AS BY PAYING THROUGH THE TRUSTEE), TO THE CLASS [A] CERTIFICATEHOLDERS OF SUCH POOL, THE CERTIFICATE INSURER WILL BE ENTITLED TO RECEIVE THE REIMBURSEMENT AMOUNT WITH RESPECT TO SUCH POOL PURSUANT TO SECTION 4.04(a)(vi).

         (e) THE TRUSTEE SHALL PROMPTLY NOTIFY THE CERTIFICATE INSURER OF ANY PROCEEDING OR THE INSTITUTION OF ANY ACTION, OF WHICH A RESPONSIBLE OFFICER OF THE TRUSTEE HAS ACTUAL KNOWLEDGE, SEEKING THE AVOIDANCE AS A PREFERENTIAL TRANSFER UNDER APPLICABLE BANKRUPTCY, INSOLVENCY, RECEIVERSHIP OR SIMILAR LAW (A "PREFERENCE CLAIM") OF ANY DISTRIBUTION MADE WITH RESPECT TO THE CLASS [A] CERTIFICATES. EACH HOLDER OF A CLASS [A] CERTIFICATE, BY ITS PURCHASE OF SUCH CERTIFICATE, THE SERVICER AND THE TRUSTEE AGREE THAT, THE CERTIFICATE INSURER (SO LONG AS NO CERTIFICATE INSURER DEFAULT EXISTS) MAY AT ANY TIME DURING THE CONTINUATION OF ANY PROCEEDING RELATING TO A PREFERENCE CLAIM DIRECT ALL MATTERS RELATING TO SUCH PREFERENCE CLAIM, INCLUDING, WITHOUT LIMITATION, (i) THE DIRECTION OF ANY APPEAL OF ANY ORDER RELATING TO SUCH PREFERENCE CLAIM AND (ii) THE POSTING OF ANY SURETY, SUPERSEDEAS OR PERFORMANCE BOND PENDING ANY SUCH APPEAL. IN ADDITION AND WITHOUT LIMITATION OF THE FOREGOING, THE CERTIFICATE INSURER SHALL BE SUBROGATED TO, AND EACH HOLDER, THE SERVICER AND THE TRUSTEE HEREBY DELEGATE AND


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ASSIGN TO THE CERTIFICATE INSURER, TO THE FULLEST EXTENT PERMITTED BY LAW, THE
RIGHTS OF THE SERVICER, THE TRUSTEE AND EACH HOLDER IN THE CONDUCT OF ANY SUCH PREFERENCE CLAIM, INCLUDING, WITHOUT LIMITATION, ALL RIGHTS OF ANY PARTY TO ANY ADVERSARY PROCEEDING OR ACTION WITH RESPECT TO ANY COURT ORDER ISSUED IN CONNECTION WITH ANY SUCH PREFERENCE CLAIM.

         (f) IT IS UNDERSTOOD AND AGREED THAT THE INTENTION OF THE PARTIES IS THAT THE CERTIFICATE INSURER SHALL NOT BE ENTITLED TO REIMBURSEMENT ON ANY DISTRIBUTION DATE FOR AMOUNTS PREVIOUSLY PAID BY IT UNLESS ON SUCH DISTRIBUTION DATE THE CLASS [A] CERTIFICATEHOLDERS WITH RESPECT TO ANY POOL SHALL ALSO HAVE RECEIVED THE FULL AMOUNT OF THE INSURED DISTRIBUTION AMOUNT WITH RESPECT TO SUCH POOL FOR SUCH DISTRIBUTION DATE.]

         Section 4.03. Deposits to, and Transfers Among, the Accounts.

         (a) The Trustee shall deposit to the Certificate Account with respect to each Pool, upon receipt, the Interest Remittance Amount, the Principal Remittance Amount, the Termination Price received by the Trustee in connection with a termination of the Trust pursuant to Article X hereof and any amounts received by the Trustee from the Servicer pursuant to Section 4.04(a) hereof, in each case, with respect to such Pool. The Servicer shall deposit to the Certificate Accounts amounts required to be paid by the Servicer pursuant to
Section 3.27.

         (b) Prior to 1:00 p.m. New York time on any Distribution Date, the Trustee shall make all transfers required in order to make the payments required pursuant to Section 4.04.

         Section 4.04. Flow of Funds and Distributions.

         (a) No later than 1:00 p.m., New York time, on each Distribution Date (or as described below) the Trustee shall apply the amounts on deposit in the Certificate Account for each Pool in the following order of priority:

                  (i) first, [FROM AMOUNTS THEN ON DEPOSIT IN SUCH CERTIFICATE ACCOUNT, THE TRUSTEE SHALL PAY TO THE CERTIFICATE INSURER THE INSURANCE PREMIUM WITH RESPECT TO SUCH POOL, PROVIDED THAT NO CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING];

                  (ii) second, from amounts then on deposit in the Certificate Account, the Trustee shall pay itself the Trustee's Fee then due with respect to such Pool and any related payments required to be paid from the Trust pursuant to Section 8.05, up to $_______________ in cumulative payments for the preceding 12 month period[, AND ANY EXPENSES INCURRED AT THE DIRECTION OF THE CERTIFICATE INSURER];


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                  (iii) third, the Trustee shall distribute, from funds then on deposit in the Certificate Account as follows:

                           (A) to the Distribution Account for such Pool, an
                  amount equal to the Interest Distribution Amount with respect to such Pool for such Distribution Date (other than any portion thereof to be funded from transfers directly to the Distribution Account pursuant to Section 4.02(b)); and

                           (B) to the Distribution Account for such Pool, the
                  Principal Distribution Amount with respect to such Pool (other than any portion thereof to be funded from transfers directly to the Distribution Account pursuant to Section 4.02(b));

                  (iv) fourth, to the Trustee any payments required to be paid from the Trust pursuant to Section 8.05 which are not paid pursuant to
         (ii) above;

                  (v) fifth, [TO THE CERTIFICATE INSURER, THE AMOUNT OF ANY REIMBURSEMENT AMOUNT WITH RESPECT TO SUCH POOL THEN OWED TO THE CERTIFICATE INSURER];

                  (vi) sixth, to the Servicer, reimbursement for any indemnity payments made by it hereunder with respect to such Pool, to the extent the Servicer has certified to the Trustee that such amounts are owing to it;

                  (vii) seventh, to the Trustee for deposit in the Distribution Accounts of the other Pools, amounts equal to the deficiencies on such Distribution Date, if any, in the amounts available in the Certificate Accounts related to such other Pools to make the payments set forth in clauses (i) through (iii) above with respect to such other Pools (if the aggregate amount of such deficiencies exceeds the amount to be distributed pursuant to this clause (vii), such amount shall be distributed pro rata according to the amount of such deficiencies); and

                  (viii) eighth, pro rata to the Holders of the Class R Certificates, the amount remaining, if any, in the Certificate Account after making the distributions in (i) through (vii) above.

         (b) After making the transfers to the Distribution Account with respect to each Pool pursuant to Section 4.04(a)(iii) above and, if an Insured Payment was made with respect to such Pool on such Distribution Date, such amount is deposited to the Distribution Account for such Pool from the related Policy Payments Account pursuant to Section 4.02(b) above, the Trustee shall distribute such amounts as follows:


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                  (i) to the Holders of each Class of Class [A] Certificates in such Pool, pro rata, an amount equal to the portion of the Interest Distribution Amount with respect to such Pool and for such Distribution Date that each such Class is entitled to receive; and

                  (ii) sequentially, to the Holders of each Class of Class [A] Certificates in such Pool, an amount equal to the Principal Distribution Amount for such Pool, to each such Class in the order of the number of such Class (the lowest numbered Class in such Pool first), until the Certificate Principal Balance of each such Class has been reduced to zero.

         [NOTWITHSTANDING THE FOREGOING SUBCLAUSE (ii), IN THE EVENT THAT AN OVERCOLLATERALIZATION DEFICIT WITH RESPECT TO ANY POOL EXISTS ON ANY DISTRIBUTION DATE AND THE PRINCIPAL DISTRIBUTION AMOUNT WITH RESPECT TO ANY CLASS OF SUCH POOL ON SUCH DISTRIBUTION DATE IS NOT SUFFICIENT TO REDUCE SUCH OVERCOLLATERALIZATION DEFICIT TO ZERO, THEN THE PRINCIPAL DISTRIBUTION AMOUNT WITH RESPECT TO THE CERTIFICATES OF SUCH POOL ON SUCH DISTRIBUTION DATE, AS OTHERWISE PROVIDED IN SUBCLAUSE (ii) ABOVE, WILL FIRST BE ALLOCATED CONCURRENTLY TO THE OUTSTANDING CLASSES OF SUCH POOL CERTIFICATES, PRO RATA, ON THE BASIS OF THEIR RESPECTIVE CLASS CERTIFICATE PRINCIPAL BALANCES.]

         (c) Notwithstanding Section 4.04(b)(ii) above, the aggregate amounts distributed on all Distribution Dates to the Holders of each Class of Class [A] Certificates on account of principal shall not exceed the related Original Class Certificate Principal Balance for each such Class existing on the Closing Date.

         (d) Whenever in the administration of the Trust the Trustee comes into possession of money or other property not otherwise required to be paid to the Class [A] Certificateholders, [THE CERTIFICATE INSURER,] the Servicer or any other Person, or not required to be otherwise applied at any time pursuant to the provisions of this Agreement, the Trustee shall promptly distribute such money or other property to the Class R Certificateholders pro rata.

         (e) Payments to the Certificateholders of each Class on each Distribution Date will be made to the Certificateholders of record of the respective Class on the related Record Date (other than as provided in Section 4.04(g) or Section 10.01 respecting the final distribution on such Class), and shall be made to each such Certificateholder (x) by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing in the case of the first Distribution Date, by the Closing Date, and, in the case of all subsequent Distribution Dates, at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of a Class R Certificate, or the registered owner of Class [A] Certificates evidencing a Percentage


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Interest aggregating at least 10%; or (y) otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. [PAYMENTS TO THE CERTIFICATE INSURER ON ANY DISTRIBUTION DATE WILL BE MADE BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS TO THE ACCOUNT DESIGNATED BY THE CERTIFICATE INSURER.]

         (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust in respect of the Certificates, and all interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, [THE CERTIFICATE INSURER,] the Seller or the Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts previously distributed properly on the Certificates.

         (g) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates [AND TO THE CERTIFICATE INSURER] a notice to the effect that:

                  (i) the Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date, and requesting that such Holder send its Certificates to the Trustee immediately following such final Distribution Date, and

                  (ii) no interest shall accrue on such Certificates from and after the end of the related Due Period, and upon the Trustee's making of such final distribution with respect to such Class of Certificates, such Certificates will be absolutely null and void and of no further effect thereafter.

         (h) [THE TRUSTEE SHALL DISTRIBUTE TO THE RESPECTIVE CLASS [A] CERTIFICATEHOLDER ANY PAYMENT DISBURSED TO IT BY THE CERTIFICATE INSURER IN RESPECT OF ANY PREVIOUS DISTRIBUTION TO A CLASS [A] CERTIFICATEHOLDER THAT WAS AVOIDED AS A PREFERENCE PURSUANT TO A FINAL, NON-APPEALABLE ORDER OF A COURT OF COMPETENT JURISDICTION UNDER APPLICABLE BANKRUPTCY, INSOLVENCY, RECEIVERSHIP OR SIMILAR LAW, AND THAT SUCH CERTIFICATEHOLDER HAS REPAID TO THE RECEIVER, CONSERVATOR, DEBTOR-IN-POSSESSION OR TRUSTEE IN BANKRUPTCY, AS THE CASE MAY BE.]

         (i) With respect to the Certificate Account with respect to any Pool, the Servicer shall deliver to the Trustee for deposit in such Certificate Account the amount of any losses incurred in connection with the investment of funds in such Certificate Account within one Business Day of receipt from the Trustee of notice of any such losses. The Trustee shall not be responsible for and shall be indemnified by the Servicer for any expenses or liability incurred with respect to such investment losses.


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         Section 4.05. Statements to Certificateholders. On each Distribution
Date the Trustee shall forward by mail to each Holder of a Class [A] Certificate [AND TO THE CERTIFICATE INSURER], a statement, parts of which shall be based upon Servicer Information and upon which the Trustee shall conclusively rely without independent verification, as to the distributions made on such Distribution Date setting forth the following information:

                  (a) the Class [A] Distribution Amount with respect to each Pool;

                  (b) the Principal Distribution Amount for each Pool, separately identifying in the aggregate and listed separately for the portions relating to each Class of Class [A] Certificates the amount of any Principal Prepayments or other recoveries of principal included therein and any Overcollateralization Increase Amounts;

                  (c) the Interest Distribution Amount for each Pool;

                  (d) the amount of any Insured Payment included in the Class [A] Distribution Amount on such Distribution Date for each Pool;

                  (e) the Class Certificate Principal Balance for each Class of Class [A] Certificate (based on a Certificate in the original principal amount of $1,000) which will be outstanding and the Class [A] Certificate Principal Balance, in each case after giving effect to any payment of principal on such Distribution Date;

                  (f) the amount of any Overcollateralization Reduction Amount with respect to each Pool;

                  (g) the amount of any Overcollateralization Deficit with respect to each Pool;

                  (h) the amount of any Specified Overcollateralization Deficiency Amount with respect to each Pool;

                  (i) the amount, if any, of any Realized Losses with respect to each Pool for the related Due Period;

                  (j) the Overcollateralized Amount with respect to each Pool, if any, remaining after giving effect to all distributions on such Distribution Date;

                  (k) the total of any Purchase Price amounts paid or received by the Servicer with respect to the related Due Period;


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                  (l) the weighted average Mortgage Loan Rates for each Pool, as of the last day of the calendar month preceding the month of such Distribution Date;

                  (m) the current weighted average of the remaining terms of the Mortgage Loans in each Pool;

                  (n) the number of Mortgage Loans outstanding in each Pool;

                  (o) the cumulative number and Loan Balances of Liquidated Mortgage Loans in each Pool;

                  (p) the amount of cumulative Realized Losses, stated separately for each Pool, and its percentage of the Maximum Collateral Amount and total dollar amount;

                  (q) the sum of the outstanding Loan Balances of the three Mortgage Loans having the largest Loan Balances as of the last day of the immediately preceding Due Period with respect to each Pool;

                  (r) the amount of the Monthly Excess Spread with respect to each Pool for such Distribution Date;

                  (s) the current outstanding aggregate Loan Balances of the Mortgage Loans in each Class of Class [A] Certificates and in each Pool, as of the last day of the related Due Period;

                  (t) the Remittance Report (defined in Section 4.06);

                  (u) the Reimbursement Amount with respect to each Pool, if any;

                  (v) with respect to Pool III, the amount to be deposited into the FHA Premium Account on the related Distribution Date and the amount reimbursable to the Servicer [AND/OR THE CERTIFICATE INSURER] from the FHA Premium Account pursuant to Section 3.30(b)(i);

                  (w) the amount of FHA Payments and Related Payments received during the related Due Period;

                  (x) the Reserve Amount for the related Distribution Date;

                  (y) Claims filed during the Due Period;

                  (z) Claims paid during the Due Period;

                  (aa) Claims denied by the FHA during the Due Period;


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                  (bb) Claims pending payment by the FHA during the Due Period;

                  (cc) with respect to Pool II and Pool IV, the Index and the Gross Margin;

                  (dd) the Carry-Forward Amount with respect to each Pool; and

                  (ee) such other information as [THE CERTIFICATE INSURER] and the Certificateholders may reasonably require.

         Items (a), (b), (c), (e), (l), (o) and (s) above shall be expressed in a separate section of the report on the basis of a certificate having a $1,000 denomination.

         In addition, on each Distribution Date the Trustee shall distribute to each Holder, together with the information described above, the following information based solely upon Servicer Information provided to the Trustee pursuant to Section 3.18(a) hereof upon which the Trustee may conclusively rely without independent verification:

                  (A) with respect to each Pool, the number, percent of the aggregate Loan Balance of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans in such Pool and aggregate Loan Balances of Mortgage Loans (i) 30-59 days Delinquent, (ii) 60-89 days Delinquent and (iii) 90 days or more Delinquent (which statistics shall include Mortgage Loans in foreclosure but which shall exclude REO Properties), as of the close of business on the last day of the calendar month next preceding such Distribution Date and the aggregate Loan Balances of all Mortgage Loans in such Pool as of such date;

                  (B) the number of and aggregate Loan Balance of all Mortgage Loans in foreclosure proceedings for each Pool (other than any Mortgage Loans described in clause (C)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans in such Pool, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

                  (C) with respect to each Pool, the number of and the aggregate Loan Balance of the related Mortgage Loans in bankruptcy proceedings (other than any Mortgage Loans described in clause (B)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans in such Pool, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

                  (D) with respect to each Pool, the number of REO Properties, the aggregate Loan Balances of the related Mortgage Loans, the book value of such REO Properties and the percent of the aggregate Loan Balances of such Mortgage Loans to


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
         the aggregate Loan Balances of all Mortgage Loans in such Pool, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

                  (E) for each Mortgage Loan which is an REO Property, the Loan Balance of such Mortgage Loan, the Appraised Value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Mortgage Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

                  (F) for each Mortgage Loan which is in foreclosure, the Loan Balance of such Mortgage Loan, the Appraised Value of the Mortgaged Property, the Combined Loan-to-Value Ratio as of the date of origination, the Combined Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date; and

                  (G) the Loan Balance of each Mortgage Loan that was modified or extended pursuant to Section 3.01 hereof.

         Within a reasonable period (which shall not be more than 45 days) of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class [A] Certificate a statement containing the information set forth in subclauses
(a)-(c) above, aggregated for such calendar year or applicable portion thereof during which such person was a Class [A] Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

         On each Distribution Date the Trustee shall forward [TO THE CERTIFICATE INSURER,] to the Seller, to each Holder of a Class R Certificate and to the Servicer a copy of the reports forwarded to the Class [A] Certificateholders on such Distribution Date, and a report of the amounts, if any, actually distributed with respect to the Class R Certificates on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to any Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

         The Trustee shall forward to each Certificateholder within five Business Days after the furnishing or receipt thereof by the Trustee, as the case may be, copies of any (i) directions, notices, certificates, opinions or reports furnished hereunder by the Trustee to the Servicer, the Seller[, THE CERTIFICATE INSURER] or to the Rating Agencies, (ii) directions,


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notices, certificates, reports, opinions or any other information or document furnished to the Trustee by the Servicer, the Seller[, THE CERTIFICATE INSURER] or the Rating Agencies and (iii) anything requested in writing by any Certificateholder which the Trustee otherwise sends to some other Person pursuant to this Agreement (excluding, however, routine items sent to Mortgagors, taxing or local property records authorities and similar items) which, in the case of clause (iii), such Certificateholder is not otherwise receiving; provided, however, that any such documents or information requested under clause (iii) shall be at the expense of the requesting Certificateholder; provided, further, that the Trustee shall not be required to provide any document or information which it is otherwise legally prohibited from providing.

         Section 4.06. Remittance Reports; Delinquency Advances by the Servicer and Insurance Claims.

         (a) The Trustee shall, not later than four Business Days prior to each Distribution Date, prepare and furnish by telecopy a statement (with respect to such Distribution Date, the "Remittance Report") to the Seller[, THE CERTIFICATE INSURER] and the Servicer setting forth: (i) [THE INSURED DISTRIBUTION AMOUNT FOR EACH POOL AND SUCH DISTRIBUTION DATE, SEPARATELY IDENTIFYING THE PORTIONS THEREOF ALLOCABLE TO PRINCIPAL AND INTEREST]; (ii) [WHETHER THE AVAILABLE FUNDS FOR EACH POOL EXPECTED TO BE ON DEPOSIT IN THE RELATED CERTIFICATE ACCOUNT FOR SUCH POOL ON SUCH DISTRIBUTION DATE WILL BE SUFFICIENT TO COVER THE RELATED INSURED DISTRIBUTION AMOUNT AND, IF NOT, THE AMOUNT OF THE RESULTING AVAILABLE FUNDS SHORTFALL FOR SUCH POOL]; (iii) the amount of Delinquency Advances to be made by the Servicer for each Pool in respect of the related Distribution Date, the aggregate amount of Delinquency Advances for each Pool outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances for each Pool in respect of such Distribution Date; (iv) [THE REIMBURSEMENT AMOUNT WITH RESPECT TO EACH POOL DUE AND OWING TO THE CERTIFICATE INSURER ON SUCH DISTRIBUTION DATE]; (v) [WITH RESPECT TO ANY REIMBURSEMENT TO BE MADE TO THE CERTIFICATE INSURER FOR ANY PART OR ALL OF THE REIMBURSEMENT AMOUNT FOR EACH POOL ON SUCH DISTRIBUTION DATE, THE AMOUNT, IF ANY, ALLOCABLE TO PRINCIPAL AND THE AMOUNT ALLOCABLE TO INTEREST];
(vi) the aggregate amount of payments in respect of Compensating Interest for each Pool to be deposited in the Collection Account by the Servicer on the related Deposit Date pursuant to Section 3.23; and (vii) for each Pool, the amount of any Overcollateralization Increase Amount to be paid from Monthly Excess Spread for such Pool on such Distribution Date and the Overcollateralized Amount for each Pool after giving effect to all distributions on such Distribution Date.

         (b) On or before 12:00 noon, New York time, on the Deposit Date, the Servicer shall deposit to each Collection Account, for inclusion in the Interest Remittance Amount with respect to the related Pool on such Deposit Date, in immediately available funds, the amount necessary to make (x) the sum of (i) the amount then on deposit in such Collection Account with respect to interest collections received on the Mortgage Loans for such Pool


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
during the immediately preceding Due Period, (ii) with respect to the _______________ 1997 Distribution Date, the Closing Date Deposit relating to such Distribution Date and the related Pool and (iii) with respect to any subsequent transfer date, any Subsequent Transfer Deposit relating to the related Distribution Date, if applicable, (y) equal to the Interest Remittance Amount with respect to such Pool and for such Due Period, after taking into account all amounts in respect of Compensating Interest for such Pool paid by the Servicer pursuant to Section 3.23 (any such deposit made by the Servicer, a "Delinquency Advance"). The Servicer is permitted to fund its payment of Delinquency Advances with respect to each Pool from amounts then on deposit in the related Collection Account representing collections on the Mortgage Loans of such Pool relating to the then-current or any subsequent Due Period; any such amounts shall be replaced by Servicer on or prior to the next Deposit Date. The Servicer shall be required to make Delinquency Advances from its own funds (subject to reimbursement from subsequent collections on the Mortgage Loans, when available) to the extent that amounts in the related Collection Account are insufficient.

         (c) The obligation of the Servicer to make Delinquency Advances is mandatory, notwithstanding any other provision of this Agreement and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination or an REO Disposition in connection therewith or the purchase or repurchase thereof from the Trust pursuant to any applicable provision of this Agreement.

         Section 4.07. Compliance with Withholding Requirements. Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate to such Certificateholders the amount withheld. Any amounts so withheld shall be deemed to have been distributed to the related Certificateholders for all purposes of this Agreement [AND THE CERTIFICATE INSURANCE POLICY].

         Section 4.08. Excess Claim Amounts.

         (a) If Claims filed by the Claims Administrator with respect to FHA Loans exceed 10% of the aggregate Loan Balances of the FHA Loans measured as of the Cut-off Date or related Subsequent Cut-off Date, as the case may be, at the termination of the Trust, the Trustee shall withdraw from the Pool III Collection Account the lesser of (x) the Excess Claim Amount and (y) the amount remaining in such Collection Account and deposit such amount on behalf of the Class R Certificateholders as directed by [THE CERTIFICATE INSURER] into an account for the remaining outstanding Title I transactions of the Company which are insured by [THE CERTIFICATE INSURER]. The "Excess Claim Amount" will equal 90% of the


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excess of (x) the total Claims filed with respect to FHA Loans over (y) 10% of the aggregate Loan Balances of the FHA Loans measured as of the Cut-off Date or related Subsequent Cut-off Date, as the case may be.

         (b) At the direction of the Class R Certificateholders, the Trustee shall immediately deposit into the Pool III Collection Account any Excess Claim Amounts received from any other Title I transaction of the Company which is insured by [THE CERTIFICATE INSURER]; provided that the Trustee receives an Opinion of Counsel at the expense of the Class R Certificateholders that such deposit will not adversely affect the REMIC status of the REMIC Trust.

         (c) The Class R Certificateholders hereby consent to funds being withdrawn from or deposited in the Pool III Collection Account at the direction of [THE CERTIFICATE INSURER] pursuant to subsections (a) and (b) above.

         (d) The Class R Certificateholders are deemed to have directed the Trustee to withdraw funds from the Pool III Collection Account pursuant to subsection (a) above and to deposit such funds into such Collection Account pursuant to subsection (b) above.

                                  ARTICLE FIVE

                                THE CERTIFICATES

         Section 5.01. The Certificates. The Certificates consist of the Class [A] Certificates and the Class R Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Estate.

         The Certificates will be substantially in the forms annexed hereto as Exhibits A, B and C. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

         Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee upon the Written Order to Authenticate and upon receipt of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed


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by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         Interest shall accrue on the Pool I and Pool III Certificates on the basis of a 360-day year consisting of twelve 30-day months except as otherwise provided herein. Interest shall accrue on the Pool II and Pool IV Certificates on the basis of the actual number of days elapsed in the related interest accrual period. The interest accrual period with respect to the Certificates shall be the related Due Period.

         Section 5.02. Registration of Transfer and Exchange of Certificate.

         (a) The Trustee shall cause to be kept at the office or agency appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Seller, each Certificateholder [AND THE CERTIFICATE INSURER] shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Trustee as to the information set forth in the Certificate Register. The Trustee shall furnish or cause to be furnished to the Seller [AND TO THE CERTIFICATE INSURER] and to any Certificateholder a listing of the names and addresses of the Certificateholders on reasonable request.

         (b) (i) The Class R Certificates have not been registered or qualified under the Securities Act or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall not register such transfer unless:

                           (A) the Class R Certificateholder desiring to effect
                  such disposition and such Class R Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding such disposition, which certification shall be substantially in the form of Exhibit I hereto; or

                           (B) the Class R Certificateholder desiring to effect
                  such disposition delivers to the Trustee an Opinion of Counsel satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Trustee.


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Neither the Seller, the Servicer nor the Trustee are obligated under this
Agreement to register the Class R Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class R Certificates without such registration or qualification. Any such Class R Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly indemnify and reimburse the Trustee, the Seller and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (ii) Notwithstanding anything to the contrary herein, the Trustee shall not register the transfer of any Certificate unless it shall have received (a) a representation letter substantially in the form of Exhibit I hereto or (b) in the case of a transfer to an insurance company general account, either a representation letter as described in (a) above or, if such representation letter does not contain the representation provided for in item D of such Exhibit I, then in lieu thereof, an Opinion of Counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to, the Trustee and the Seller, to the effect that the acquisition and holding of the Certificate and the servicing, management and operation of the Trust with respect to such prospective transferee are exempt from the "prohibited transaction" provisions of ERISA and the Code pursuant to Prohibited Transaction Class Exemption 95-60 (relating to insurance company general accounts).

         (c) Notwithstanding anything to the contrary contained herein, except for the transfer on the Closing Date of the Class R Certificates to the Seller, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, the Seller, the Class R Certificateholders and the Trustee: (i) an affidavit substantially in the form of Exhibit J hereto to the effect that such transferee is not a Disqualified Organization or a non-U.S. Person or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and
(ii) a certificate which acknowledges that (A) the Class R Certificates have each been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the REMIC Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in


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violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Seller (except in its capacity as transferor of such Certificate), the Seller and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trustee, the Seller and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to the Seller to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

         (d) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate (duly endorsed, or accompanied by an executed assignment, as specified in the Certificate) at any agency or office appointed by the Trustee for such purpose pursuant to Section 8.12, the Trustee or its agent shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

         (e) At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency appointed by the Trustee for such purpose pursuant to Section 8.12. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or its agent) be duly endorsed by, or be accompanied by an assignment in the form attached to the Certificate or by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (f) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


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         (g) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

         (h) The Trustee shall not register any Class [A] Certificate in the name of the Trust, the Servicer, the Seller, any Sub-Servicer or any of their respective affiliates, (the Trustee may require any prospective transferee of any Class [A] Certificate to certify that it is not such an affiliate).

         Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee [AND THE CERTIFICATE INSURER] such security or indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Certificateholders. The Seller, the Servicer, the Trustee[, THE CERTIFICATE INSURER] and any agent of any of them may treat the Person in whose name any Certificate is registered in the Certificate Register as the Certificateholder for the purpose of receiving distributions pursuant to Section 4.04 and for all other purposes whatsoever, and neither the Seller, the Servicer, the Trustee[, THE CERTIFICATE INSURER] nor any agent of any of them shall be affected by notice to the contrary.

         Section 5.05. Book-Entry Certificates. Each Class of Class [A] Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Seller. Such Certificates shall initially be registered on the Certificate Register in the name of the Seller or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section
5.07. Unless


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and until definitive, fully registered Certificates ("Definitive Certificates")
have been issued to the Certificate Owners of such Certificates pursuant to
Section 5.07:

                  (a) the provisions of this Section shall be in full force and effect;

                  (b) the Seller, the Servicer[, THE CERTIFICATE INSURER] and the Trustee may deal with the Seller and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

                  (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depositary;

                  (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depositary and the Depository Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Depositary and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued with respect to any Class of Class [A] Certificates pursuant to Section 5.07, the Depositary will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

                  (e) the Depositary may collect its usual and customary fees, charges and expenses from its Depository Participants;

                  (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its Depository Participants; and

                  (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the Voting Interests such direction or consent may be given by Certificate Owners (acting through the Depositary and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of Class Certificate Principal Balance of such Class.

         Section 5.06. Notices to Depositary. Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued


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to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depositary.

         Section 5.07. Definitive Certificates. If after Book-Entry Certificates have been issued with respect to the Class [A] Certificates, (a) the Seller advises the Trustee that the Depositary is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Seller is unable to locate a qualified successor, (b) the Seller, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depositary or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of any Class of Certificates evidencing at least 51% of the Voting Interests of such Class advise the Trustee and the Depositary in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depositary (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depositary, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. The Seller shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depositary, accompanied by registration instructions from the Depositary for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depositary shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

                                   ARTICLE SIX

              THE SELLER, THE SERVICER AND THE CLAIMS ADMINISTRATOR

         Section 6.01. Liability of the Seller, the Claims Administrator and the Servicer. The Seller, the Claims Administrator and the Servicer each shall be severally liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller, the Claims Administrator and the Servicer, respectively, herein.

         Section 6.02. Merger or Consolidation of the Seller, the Claims Administrator or the Servicer. Subject to the following paragraph, the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation.


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The Claims Administrator and Servicer will each keep in full effect its existence, rights and franchises as a corporation organized under the laws of the State of New York (or under the laws of such other jurisdiction as may in the future issue a charter for the Servicer). The Seller, Claims Administrator and the Servicer each will (and the Servicer will require each Sub-Servicer in the related Sub-Servicing Agreement to) obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         The Seller, the Claims Administrator or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller, the Claims Administrator or the Servicer shall be a party, or any Person succeeding to the business of the Seller, the Claims Administrator or the Servicer, shall be the successor of the Seller, the Claims Administrator or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer.

         Section 6.03. Limitation on Liability of the Seller, the Servicer and Others. Neither the Seller, the Claims Administrator or the Servicer nor any of the directors, officers, employees or agents of the Seller, the Claims Administrator or the Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Claims Administrator, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Seller, the Claims Administrator or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Claims Administrator or the Seller, as the case may be, or by reason of reckless disregard of obligations and duties of the Servicer, the Claims Administrator or the Seller, as the case may be, hereunder. The Seller, the Claims Administrator, the Servicer and any director, officer, employee or agent of the Seller, the Claims Administrator or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

         The Servicer, the Seller and the Claims Administrator and any director, officer, employee or agent of the Servicer, the Seller or the Claims Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in


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connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Seller, the Claims Administrator nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however, that, except as otherwise provided herein, any of the Seller, the Claims Administrator, or the Servicer may, with the prior consent of the Trustee [AND THE CERTIFICATE INSURER], in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders [AND THE CERTIFICATE INSURER] hereunder. In such event, the legal expenses and costs of such action, with the prior written consent of [THE CERTIFICATE INSURER], and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Seller, the Claims Administrator and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

         Section 6.04. Limitation on Resignation of the Servicer or the Claims Administrator; No Assignment or Delegation of Duties by Servicer. Neither the Servicer nor the Claims Administrator shall resign from the obligations and duties hereby imposed on it except [(a) BY THE MUTUAL CONSENT OF THE CERTIFICATE INSURER (EXCEPT THAT IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, THE DECISION OF THE TRUSTEE AND THE MAJORITY CERTIFICATEHOLDERS SHALL CONTROL), THE TRUSTEE AND THE MAJORITY CERTIFICATEHOLDERS OR (b)] upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination [PURSUANT TO CLAUSE (b) OF THE PRECEDING SENTENCE PERMITTING THE RESIGNATION OF THE SERVICER OR THE CLAIMS ADMINISTRATOR] shall be evidenced by an Independent Opinion of Counsel to such effect delivered (at the expense of the Servicer or the Claims Administrator, as the case may be) to the Trustee [AND THE CERTIFICATE INSURER]. No resignation of the Servicer shall become effective until the Trustee or a successor Servicer, appointed pursuant to the provisions of 3.26(b) and satisfying the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

         Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or (except as permitted by Section 3.02) delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of [EACH OF THE CERTIFICATE INSURER, EXCEPT THAT


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IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, THE WRITTEN
CONSENT OF THE CERTIFICATE INSURER SHALL NOT BE REQUIRED, AND] the Trustee, and absent such written consent, any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

         Section 6.05. Rights of the Seller, the Certificateholders and Others in Respect of the Servicer. The Servicer shall (and shall require any Sub-Servicer in the related Sub-Servicing Agreement to) afford, the Seller, the Trustee and any Class [A] Certificateholder who has a greater than 10% Percentage Interest in the related Class and any representative or agent of the foregoing [AND THE CERTIFICATE INSURER], upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer and each Sub-Servicer responsible for such obligations. Upon request and at such requesting party's expense, the Servicer shall furnish to the Seller, [THE CERTIFICATE INSURER,] any Certificateholder and the Trustee the Servicer's most recent publicly available financial statements and each Sub-Servicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information relating to their capacity to perform their obligations under this Agreement as the Servicer or such Sub-Servicer possesses.

         To the extent such information is not otherwise available to the public, the Seller, the Certificateholders, the Servicer (with respect to information of any Sub-Servicer) and the Trustee [AND THE CERTIFICATE INSURER] shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's or the Sub-Servicer's (only with respect to information of such Sub-Servicer) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies for reasons consistent with the performance of their respective duties or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority, or as may be required in any report submitted to any regulatory body, having jurisdiction over the Seller, the Servicer, the Trustee, any Certificateholder or the Trust Estate, as the case may be, and in any case, the Seller, the Servicer (with respect to information of any Sub-Servicer) or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information.

         Section 6.06. Eligibility Requirements for Servicer. The Servicer hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to [THE CERTIFICATE INSURER EXCEPT THAT IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, SUCH ENTITY SHALL BE ACCEPTABLE TO] the Trustee. The Servicer shall (i) be organized and doing business under the laws of any state or the United States of America, (ii) have a net worth of at least $50,000,000 (other than the original Servicer) (or such lower level as may be acceptable to [THE CERTIFICATE INSURER], or, if a [CERTIFICATE INSURER] Default has occurred and is continuing, to the Trustee) and (iii) be a Title I approved Lender pursuant to the FHA


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Regulations. In case at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section, the Servicer shall resign immediately in the manner and with the effect specified in Section 6.04.

                                  ARTICLE SEVEN

                                     DEFAULT

         Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

                  (a) Any failure by the Servicer or the Claims Administrator, as appropriate, to (i) make the payment of, with respect to any Pool, an Interest Remittance Amount or a Principal Remittance Amount on any Deposit Date, (ii) deposit in the Collection Account or the Certificate Account of the related Pool any other amount required to be deposited therein under this Agreement, (iii) pay the Trustee Fee or (iv) pay the FHA Insurance Premium relating to any FHA Loan, which failure, in the case of only clause (ii) hereof (except with respect to FHA Payments to which no grace period shall apply), continues unremedied for a period of two Business Days after the date upon which written notice of such failure shall have been given to the Servicer or the Claims Administrator by the Trustee [OR THE CERTIFICATE INSURER] or to the Servicer or the Claims Administrator[, THE CERTIFICATE INSURER] and the Trustee by Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%;

                  (b) Failure on the part of the Servicer or the Claims Administrator duly to observe or perform in any material respect any other covenants or agreements of the Servicer or the Claims Administrator set forth in the Certificates or in this Agreement, which failure to observe or perform such covenants or agreements (i) materially and adversely affects the Certificateholders [OR THE CERTIFICATE INSURER] and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Claims Administrator by the Trustee [OR THE CERTIFICATE INSURER] (which notice shall refer specifically to this Section), or to the Servicer or the Claims Administrator[, THE CERTIFICATE INSURER] and the Trustee by the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%;

                  (c) The entry against the Servicer or the Claims Administrator of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar


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         proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (d) The consent by the Servicer or the Claims Administrator to the appointment of a trustee, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or the Claims Administrator or of or relating to substantially all of its property; or the Servicer or the Claims Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                  (e) [THE PAYMENT BY THE CERTIFICATE INSURER OF ANY INSURED PAYMENT, UNLESS THE CERTIFICATE INSURER DETERMINES THAT THE RELATED INSUFFICIENCY IN AVAILABLE FUNDS RESULTED FROM CAUSES BEYOND THE REASONABLE CONTROL OF THE SERVICER;]

                  (f) For so long as the Company is the Servicer and/or the Claims Administrator, failure on the part of the Seller duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Certificates or in this Agreement, which failure to observe or perform such covenants or agreements (i) materially and adversely affects the Certificateholders [OR THE CERTIFICATE INSURER] and (ii) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Claims Administrator by the Trustee [OR THE CERTIFICATE INSURER] (which notice shall refer specifically to this Section), or to the Servicer or the Claims Administrator[, THE CERTIFICATE INSURER] and the Trustee by the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%; or

                  [(g) A FAILURE OF THE SERVICER TO MEET THE SERVICER TERMINATION TEST.]

then, and in each and every such case, so long as such Event of Default shall not have been remedied by the Servicer or the Claims Administrator, [EITHER (1) THE CERTIFICATE INSURER OR (2) WITH THE PRIOR WRITTEN CONSENT OF [THE CERTIFICATE INSURER],] either the Trustee or the Holders of Certificates evidencing Voting Interests represented by all Certificates aggregating not less than 51%, by notice then given in writing to the Servicer or the Claims Administrator with a copy to [THE CERTIFICATE INSURER AND TO] the Trustee, in the case of written consent from the Holders of Certificates, may terminate all of the rights, responsibilities and obligations of the Servicer as servicer or the Claims Administrator as the claims administrator under this Agreement. On or after the receipt by the Servicer or the


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Claims Administrator of such written notice, all authority and power of the
Servicer or the Claims Administrator under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer or the Claims Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise. The Servicer and the Claims Administrator agree to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer or the Claims Administrator hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer or the Claims Administrator that have been deposited by the Servicer or the Claims Administrator in the related Collection Account or the Certificate Account or thereafter received by the Servicer or the Claims Administrator with respect to the Mortgage Loans.

         All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer, amending this Agreement to reflect such successor as Servicer or Claims Administrator pursuant to this Section 7.01 or otherwise in connection with the successor Servicer or Claims Administrator assuming the duties of the predecessor Servicer or Claims Administrator hereunder shall be paid by the predecessor Servicer or Claims Administrator upon presentation of reasonable documentation of such costs and expenses.

         For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default is received at the notice address of the Trustee provided herein and such notice references the Certificates, the Seller, the Trust or this Agreement.

         [FOR PURPOSES OF THIS SECTION 7.01, ANY CONSENT OR DETERMINATION BY THE CERTIFICATE INSURER SHALL BE REPLACED BY CONSENT OR DETERMINATION OF THE MAJORITY CERTIFICATEHOLDERS IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING.]

         Section 7.02. Trustee to Act; Appointment of Successor. On and after the day the Servicer or the Claims Administrator receives a notice of termination pursuant to Section 7.01 or on and after the day the Servicer becomes ineligible to act as Servicer due to an inability to meet the eligibility requirements of Section 6.06, and unless a successor Servicer or Claims Administrator other than the Trustee has been appointed pursuant to
Section 3.26 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer or to the Claims Administrator in its capacity as claims administrator, as the case


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may be, under this Agreement (until replaced by [THE CERTIFICATE INSURER]) and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer and any obligation to repurchase a Mortgage Loan for any reason hereunder) or the Claims Administrator by the terms and provisions hereof, including, without limitation, the Servicer's obligations to make Delinquency Advances pursuant to Section 4.06 (but only to the extent that it determines that such Delinquency Advance would not be a Nonrecoverable Delinquency Advance) and payments of Compensating Interest pursuant to Section 3.23; provided, however, that if the Trustee is prohibited by law or regulation (as evidenced by an Independent Opinion of Counsel) from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee shall not be obligated to make Delinquency Advances or payments in respect of Compensating Interest; and provided, further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section 7.01 shall not be considered a default by the Trustee as successor to the Servicer hereunder.

         Notwithstanding the above, if the Trustee shall be unable to so act as successor Servicer or Claims Administrator or if the Trustee is prohibited by law from making advances regarding delinquent Mortgage Loans or making payments in respect of Compensating Interest, and in such event that the procedures described in Section 3.26 have not commenced within a reasonable period of time, then the Trustee shall petition a court of competent jurisdiction to appoint, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer or the Claims Administrator, as the case may be, under this Agreement, any established mortgage loan servicing institution qualified to service mortgage loans such as the Mortgage Loans which meets the eligibility requirements of Section 6.06 hereof; provided, that such appointment of any such successor Servicer or Claims Administrator shall not result in the qualification, reduction or withdrawal of the ratings assigned to the Class [A] Certificates by any Rating Agency.

         In connection with such appointment made by such court, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Seller, [THE CERTIFICATE INSURER,] the Trustee, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Upon a successor Servicer's acceptance of its appointment by such court, the Trustee shall notify in writing the Seller, each Certificateholder[, THE CERTIFICATE INSURER] and each Rating Agency of such appointment.


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         No appointment of a successor to the Servicer or the Claims
Administrator under this Agreement shall be effective until the assumption by the successor to the Servicer or the Claims Administrator, as the case may be, of all the responsibilities, duties and liabilities hereunder, except as otherwise provided herein.

         Any successor to the Servicer, other than a successor appointed by a court of competent jurisdiction upon the petition of the Trustee, shall be entitled to receive, as compensation therefor, the Servicing Fee, calculated at a servicing fee rate to be agreed upon at the time between such successor and the Seller (it being acknowledged that the Trustee as the successor Servicer shall be entitled to the Servicing Fee Rate provided for herein), but not in excess of the Servicing Fee Rate, and all funds relating to the Mortgage Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder.

         The successor Servicer (other than the Trustee) shall be solely liable for any costs and expenses associated with the transfer of servicing to such successor Servicer.

         Section 7.03. Notification to Mortgagors and Certificateholders.

         (a) Upon any such termination pursuant to Section 7.02 above or appointment of a successor to the Servicer, the Trustee shall, at the expense of the Servicer, give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Mortgagor at their respective addresses appearing in the Mortgage Loan Schedule.

         (b) Within three Business Days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute an Event of Default, the Trustee shall transmit by mail, at the expense of the Servicer, to all Holders of Certificates [AND THE CERTIFICATE INSURER], notice of any Event of Default actually known to a Responsible Officer of the Trustee.

         Section 7.04. Additional Remedies of Trustee Upon Event of Default. Upon any Event of Default, the Trustee shall have the right to the extent consistent with the rights reserved to [THE CERTIFICATE INSURER] hereunder, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.


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         Section 7.05. Waiver of Events of Default. The [CERTIFICATE INSURER
AND, SUBJECT TO THE CONSENT OF THE TRUSTEE, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD, THE] Majority Certificateholders, may waive any Event of Default and its consequences, except that if a default in the making of any required deposit to the Collection Account or the Certificate Account of any Pool that would result in a failure of the Trustee to make any required distribution on the Certificates may be waived only by all of the Certificateholders. Upon any waiver of a past Event of Default, such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency and to all Certificateholders.

                                  ARTICLE EIGHT

                                   THE TRUSTEE

         Section 8.01. Duties of the Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Event of Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During an Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form specified in this Agreement.

         The Trustee may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited, to consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:


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                  (i) Prior to the occurrence of an Event of Default, and after the curing of all such Event of Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions contained therein (including, but not limited to, Servicer Information), upon any certificates or opinions furnished to the Trustee that are in the form specified in this Agreement;

                  (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of [THE CERTIFICATE INSURER OR] the Majority Certificateholders issued to the Trustee pursuant to Section
         8.13 hereof.

         The Trustee shall, upon receipt of the request substantially in the form of Exhibit M attached hereto, prepare, issue and forward to the Servicer checks for refunds and expenses indicated on such request.

         Section 8.02. Certain Matters Affecting the Trustee.

         (a) Except as otherwise provided in Section 8.01:

                  (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (including, but not limited to, Servicer Information) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters


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         arising hereunder to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement); nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Event of Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by [THE CERTIFICATE INSURER OR BY] the Majority Certificateholders; provided, however, that if the payment of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and


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                  (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds at the direction of the Servicer or the Seller held in any Account; provided, however, that the Trustee shall be personally liable on any investment on which it is the obligor.

         (b) Following the Startup Day, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and [THE CERTIFICATE INSURER] to the effect that the inclusion of such assets in the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

         Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Seller or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller or the Servicer in respect of the Mortgage Loans or for the use or application of any funds deposited in or withdrawn from the Collection Account by the Servicer.

         Section 8.04. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05. Expenses of Trustee. The Trustee's Fee shall be paid as described in Section 4.04. In addition, the Servicer covenants and agrees to pay or reimburse the Trustee, upon request, all reasonable expenses, disbursements and advances incurred or made by the Trustee, and any director, officer, employee or agent acting for and on behalf of the Trustee, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any


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Opinion of Counsel acquired or permitted to be obtained by the Trustee) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Servicer and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder; provided that (i) with respect to any such loss, liability or expense, the Trustee shall have given to the Seller, the Servicer[, THE CERTIFICATE INSURER] and the Certificateholders written notice thereof promptly after the Trustee shall have knowledge thereof and (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with [THE CERTIFICATE INSURER] in preparing such defense. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee.

         Section 8.06. Trustee Eligibility Requirements. The Trustee hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to [THE CERTIFICATE INSURER], which is not an affiliate of the Seller or the Servicer, organized and doing business under the laws of any state (or the District of Columbia) or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall at all times have and maintain a valid FHA Contract of Insurance or appoint a co-trustee that is so insured to act as trustee with respect to FHA Loans. The Trustee shall at all times have ratings assigned to its long-term, unsecured debt obligations of at least "A" by S&P and "A2" by Moody's. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time any Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and the Servicer and the respective affiliates.

         Section 8.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, [THE CERTIFICATE INSURER,] the Servicer and to all Certificateholders. Upon receiving such notice of any such resignation, the Seller shall select a successor Trustee and shall present such party to [THE CERTIFICATE INSURER AND] the Majority Certificateholders and upon their joint approval such party shall promptly be appointed successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders[,


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THE CERTIFICATE INSURER] and the Seller by the Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall solicit and present to [THE CERTIFICATE INSURER AND] the Majority Certificateholders and upon their joint written approval, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders[, THE CERTIFICATE INSURER] and the Seller by the Servicer.

         The Majority Certificateholders may, with the written consent of [THE CERTIFICATE INSURER] (which shall only be required if no [CERTIFICATE INSURER] Default has occurred and is continuing), at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

         Notwithstanding anything to the contrary contained herein, so long as no [CERTIFICATE INSURER] Default exists and is continuing, the Trustee may not be removed by the Certificateholders without the prior written consent of [THE CERTIFICATE INSURER], which consent shall not be unreasonably withheld.

         Section 8.08. Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Certificateholders, [THE CERTIFICATE INSURER,] the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a custodian, which shall become the agent of any successor trustee hereunder), and


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
the Seller, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to each Holder of Certificates at their respective addresses as shown in the Certificate Register and to each Rating Agency. If the predecessor trustee fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the resigning trustee.

         Section 8.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or property securing the same may at the time be located, the Servicer and the Trustee with the consent of [THE CERTIFICATE INSURER] shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Trustee shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, [THE CERTIFICATE INSURER] shall have the power to make such appointment. Any co-trustee with respect to FHA Loans must at all times have a valid FHA Contract of Insurance. Subject to [THE CERTIFICATE INSURER]'s prior approval, no co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.


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
         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11. Trustee Records. The Trustee shall afford the Seller, the Servicer[, THE CERTIFICATE INSURER] and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties, such inspection to take place at ____________________________ or such other place as designated by the Trustee. Upon request, the Trustee shall furnish the Servicer[, THE CERTIFICATE INSURER] and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer[, THE CERTIFICATE INSURER] and such Certificateholder and shall make available to the Seller, the Servicer[, THE CERTIFICATE INSURER] and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Servicer[, THE CERTIFICATE INSURER] and the Certificateholders shall not have


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any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

         Section 8.12. Appointment of Office or Agency. The Trustee designates its office at _________________ as its agency in the City of New York where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution. The Trustee designates its offices at ____________, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify [THE CERTIFICATE INSURER AND] the Certificateholders of any change in the location of such office or agency.

         Section 8.13. Exercise of Trustee Powers by [CERTIFICATE INSURER AND] Certificateholders. Subject to the provisions of this Article VIII, [THE CERTIFICATE INSURER, OR] the Majority Certificateholders [WITH THE CONSENT OF THE CERTIFICATE INSURER, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD (PROVIDED THAT SUCH CONSENT OF THE CERTIFICATE INSURER SHALL NOT BE REQUIRED IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING),] may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee in its capacity as Trustee (and not in its individual capacity) with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates of the Trust [(EXCEPT THAT IF A CERTIFICATE INSURER DEFAULT HAS OCCURRED AND IS CONTINUING, THEN THE DIRECTION OF THE MAJORITY CERTIFICATEHOLDERS SHALL CONTROL AND THE CERTIFICATE INSURER SHALL HAVE NO RIGHT TO ACT)]; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Agreement; and

                  (ii) the Trustee shall have been provided with indemnity satisfactory to it (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement).

                                  [ARTICLE NINE

                CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

         SECTION 9.01. CERTAIN RIGHTS OF THE CERTIFICATE INSURER. BY ACCEPTING ITS CERTIFICATE, EACH HOLDER OF A CLASS [A] CERTIFICATE AGREES THAT UNLESS A CERTIFICATE INSURER DEFAULT EXISTS, THE CERTIFICATE INSURER SHALL HAVE THE FOLLOWING RIGHTS, WITHOUT ANY CONSENT OF THE HOLDERS OF CLASS [A] CERTIFICATES:


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                  (a) THE RIGHT TO DIRECT FORECLOSURES UPON MORTGAGE LOANS UPON
         FAILURE OF THE SERVICER TO DO SO FOR ANY REASON, EXCEPT THAT IN THE CASE OF SECTION 3.15(b) HEREOF;

                  (b) THE RIGHT TO REQUIRE THE SELLER TO REPURCHASE OR SUBSTITUTE FOR, OR TO REQUIRE THE SERVICER TO PURCHASE, MORTGAGE LOANS PURSUANT TO SECTION 2.05;

                  (c) THE RIGHT TO GIVE NOTICES OF BREACH OR TO TERMINATE THE RIGHTS AND OBLIGATIONS OF THE SERVICER PURSUANT TO SECTION 7.01;

                  (d) THE RIGHT TO DIRECT THE ACTIONS OF THE TRUSTEE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT PURSUANT TO SECTIONS 7.01 AND 7.02; AND

                  (e) THE RIGHT TO DIRECT THE TRUSTEE TO INVESTIGATE CERTAIN MATTERS PURSUANT TO SECTION 8.02(a)(v).

         IN ADDITION, EACH HOLDER OF A CLASS [A] CERTIFICATE AGREES THAT, UNLESS A CERTIFICATE INSURER DEFAULT EXISTS, THE RIGHT TO REMOVE THE TRUSTEE PURSUANT TO SECTION 8.07 HEREOF MAY BE EXERCISED BY THE MAJORITY CERTIFICATEHOLDERS ONLY WITH THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

         SECTION 9.02. TRUSTEE TO ACT SOLELY WITH CONSENT OF THE CERTIFICATE INSURER.

         (a) UNLESS A CERTIFICATE INSURER DEFAULT EXISTS, THE TRUSTEE SHALL NOT:

                  (i) TERMINATE THE RIGHTS AND OBLIGATIONS OF THE SERVICER AS SERVICER PURSUANT TO SECTION 7.01 OR CONSENT TO THE RESIGNATION OF THE SERVICER PURSUANT TO SECTION 6.04;

                  (ii) TERMINATE ANY SUB-SERVICING AGREEMENTS PURSUANT TO
         SECTION 3.03;

                  (iii) ASSUME ANY SUB-SERVICING AGREEMENTS PURSUANT TO SECTION 3.06; OR

                  (iv) UNDERTAKE ANY LITIGATION PURSUANT TO EITHER SECTION 7.04 OR 8.02(a)(iii);

WITHOUT THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.


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         (b) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AFTER THE
OCCURRENCE OF AN EVENT OF DEFAULT AND UNTIL SUCH TIME AS ALL EVENT OF DEFAULTS HAVE BEEN CURED, NO PROVISION OF THIS AGREEMENT SHALL REQUIRE THE TRUSTEE TO TAKE ANY ACTION OR OMIT TO TAKE ANY ACTION AT THE REQUEST OF THE CERTIFICATE INSURER OR ANY CERTIFICATEHOLDER TO THE EXTENT THE TRUSTEE BELIEVES IN GOOD FAITH SUCH ACTION OR OMISSION WOULD CAUSE THE TRUSTEE TO VIOLATE ANY LAW OR REGULATION APPLICABLE TO IT OR TO BREACH THEIR RESPECTIVE OBLIGATIONS OWED BY IT TO THE CERTIFICATEHOLDERS AND TO THE CERTIFICATE INSURER, PURSUANT TO THIS AGREEMENT OR OTHERWISE.

         SECTION 9.03. TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE CERTIFICATE INSURER AND THE CERTIFICATEHOLDERS. THE TRUSTEE SHALL HOLD THE TRUST ESTATE AND THE MORTGAGE FILES, AND SHALL MAINTAIN THE ACCOUNTS, FOR THE BENEFIT OF THE CERTIFICATEHOLDERS AND THE CERTIFICATE INSURER AND ALL REFERENCES IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, IN SECTIONS 2.02, 2.03, 3.10 AND 4.02) AND IN THE CERTIFICATES TO THE BENEFIT OF HOLDERS OF THE CERTIFICATES SHALL BE DEEMED TO INCLUDE THE CERTIFICATE INSURER. THE TRUSTEE SHALL COOPERATE IN ALL REASONABLE RESPECTS WITH ANY REASONABLE REQUEST BY THE CERTIFICATE INSURER OR THE CLASS [A] CERTIFICATEHOLDERS (WHEN OTHER THAN THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF), FOR ACTION TO PRESERVE OR ENFORCE THE RESPECTIVE RIGHTS AND INTERESTS OF THE CERTIFICATE INSURER OR THE CLASS [A] CERTIFICATEHOLDERS (WHEN OTHER THAN THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF) UNDER THIS AGREEMENT AND THE CERTIFICATES.

         THE SERVICER HEREBY ACKNOWLEDGES AND AGREES THAT IT SHALL SERVICE AND ADMINISTER THE MORTGAGE LOANS AND ANY REO PROPERTIES FOR THE BENEFIT OF THE CERTIFICATEHOLDERS AND FOR THE BENEFIT OF THE CERTIFICATE INSURER, AND ALL REFERENCES IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, IN SECTIONS 3.01(b) AND 3.22) TO THE BENEFIT OF OR ACTIONS ON BEHALF OF THE CERTIFICATEHOLDERS SHALL BE DEEMED TO INCLUDE THE CERTIFICATE INSURER. UNLESS A CERTIFICATE INSURER DEFAULT EXISTS, THE SERVICER SHALL NOT TERMINATE ANY SUB-SERVICING AGREEMENTS WITHOUT CAUSE OR UNDERTAKE ANY LITIGATION PURSUANT TO SECTION 3.12(c), WITHOUT THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER. UNLESS A CERTIFICATE INSURER DEFAULT EXISTS, NEITHER THE SERVICER NOR THE SELLER SHALL UNDERTAKE ANY LITIGATION PURSUANT TO SECTION 6.03 (OTHER THAN LITIGATION TO ENFORCE THEIR RESPECTIVE RIGHTS HEREUNDER) WITHOUT THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER.

         SECTION 9.04. EFFECT OF PAYMENTS BY THE CERTIFICATE INSURER; SUBROGATION. ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, ANY PAYMENT WITH RESPECT TO PRINCIPAL OF OR INTEREST ON THE CLASS [A] CERTIFICATES WHICH IS MADE WITH MONEYS RECEIVED PURSUANT TO THE TERMS OF THE CERTIFICATE INSURANCE POLICY SHALL NOT BE CONSIDERED PAYMENT OF THE CLASS [A] CERTIFICATES FROM THE TRUST ESTATE AND SHALL NOT RESULT IN THE PAYMENT OF OR THE PROVISION FOR THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON THE CLASS [A] CERTIFICATES WITHIN THE MEANING OF SECTION 4.04. THE SELLER, THE


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SERVICER AND THE TRUSTEE ACKNOWLEDGE, AND EACH HOLDER BY ITS ACCEPTANCE OF A
CLASS [A] CERTIFICATE AGREES, THAT WITHOUT THE NEED FOR ANY FURTHER ACTION ON THE PART OF THE CERTIFICATE INSURER, THE SELLER, THE SERVICER OR THE TRUSTEE, TO THE EXTENT THE CERTIFICATE INSURER MAKES PAYMENTS, DIRECTLY OR INDIRECTLY, ON ACCOUNT OF PRINCIPAL OF OR INTEREST ON THE CLASS [A] CERTIFICATES TO THE HOLDERS OF SUCH CERTIFICATES, THE CERTIFICATE INSURER WILL BE FULLY SUBROGATED TO THE RIGHTS OF SUCH HOLDERS TO RECEIVE SUCH PRINCIPAL AND/OR INTEREST FROM THE TRUST ESTATE.

         THE TRUSTEE AND THE SERVICER SHALL REASONABLY COOPERATE IN ALL RESPECTS WITH ANY REASONABLE REQUEST BY THE CERTIFICATE INSURER OR THE CLASS [A] CERTIFICATEHOLDERS (WHEN OTHER THAN THE SELLER, THE SERVICER OR ANY AFFILIATE THEREOF) FOR ACTION TO PRESERVE OR ENFORCE THE RESPECTIVE RIGHTS OR INTERESTS OF THE CERTIFICATE INSURER OR THE CLASS [A] CERTIFICATEHOLDERS UNDER THIS AGREEMENT WITHOUT LIMITING THE RIGHTS OR AFFECTING THE INTERESTS OF THE HOLDERS AS OTHERWISE SET FORTH HEREIN.

         SECTION 9.05. NOTICES TO THE CERTIFICATE INSURER. ALL NOTICES, STATEMENTS, REPORTS, CERTIFICATES OR OPINIONS REQUIRED BY THIS AGREEMENT TO BE SENT TO ANY OTHER PARTY HERETO OR TO THE CERTIFICATEHOLDERS AND, IF NOT OTHERWISE REQUIRED TO BE SENT TO THE CERTIFICATE INSURER, SHALL ALSO BE SENT TO THE CERTIFICATE INSURER.

         SECTION 9.06. THIRD-PARTY BENEFICIARY. THE CERTIFICATE INSURER SHALL BE A THIRD-PARTY BENEFICIARY OF THIS AGREEMENT, ENTITLED TO ENFORCE THE PROVISIONS HEREOF AS IF A PARTY HERETO.]

                                   ARTICLE TEN

                                   TERMINATION

         Section 10.01. Termination

         (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to [THE CERTIFICATE INSURER] and the Trustee or (ii) mutual consent of the Servicer, the Seller[, THE CERTIFICATE INSURER,] and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of John D. Rockefeller, Sr., the late President of Standard Oil Corporation, alive as of the date hereof.

         (b) Subject to Section 10.02, the Majority Class R Certificateholders may, at their option, terminate this Agreement on any Distribution Date following the date on which the


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aggregate Loan Balance of the Mortgage Loans is less than 10% of the Original
Class [A] Certificate Principal Balance by purchasing, on the Deposit Date preceding such Distribution Date, and provided that such purchase occurs pursuant to a "Qualified Liquidation" of the REMIC Trust as such term is defined in the REMIC Provisions, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (x) the greater of (i) 100% of the Loan Balance of each outstanding Mortgage Loan and each REO Property as of the last day of the preceding Due Period, including the portion of the Loan Balance of each 90 Day Delinquent FHA Loan for which the Certificateholders have not received payment and for which a Claim was submitted to the FHA, and (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee[, THE CERTIFICATE INSURER] and the Servicer) made by nationally recognized dealers, (y) 30 days' interest thereon at a rate equal to the weighted average Mortgage Loan Rate for each Class of Class [A] Certificates within each Pool (or, with respect to the Pool II Mortgage Loans and the Pool IV Mortgage Loans, interest for the actual number of days since the last Distribution Date to but not including the upcoming Distribution Date), and
(z) the aggregate amount of (i) all unreimbursed Delinquency Advances, (ii) all unreimbursed Servicing Advances relating, in the case of unreimbursed Servicing Advances, only to the Mortgage Loans and REO Properties then held as part of the Trust Estate, (iii) any accrued and unpaid Servicing Fees and (iv) the Reimbursement Amount (the "Termination Price").

         (c) In connection with any such purchase pursuant to paragraph (b) above, the Servicer shall deposit in the applicable Certificate Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.11), which deposit shall be deemed to have occurred immediately preceding such purchase.

         Any such purchase shall be accomplished by the deposit of the Termination Price into the related Certificate Account on the applicable Deposit Date, which amount shall be applied to the distributions to be made on the Distribution Date immediately following such Deposit Date. Upon such deposit of the Termination Price, the Trustee shall pay the Servicer the amount described in clause (z) of the definition of "Termination Price" from the amounts on deposit in the Certificate Amount.

         (d) [IN CONNECTION WITH ANY SUCH PURCHASE BY THE CLASS R CERTIFICATEHOLDERS PURSUANT TO PARAGRAPH (b) ABOVE, THE CERTIFICATE INSURER SHALL PROVIDE TO THE TRUSTEE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE TO THE EFFECT THAT SUCH PURCHASE CONSTITUTES A "QUALIFIED LIQUIDATION," AS SUCH TERM IS DEFINED IN THE REMIC PROVISIONS.]

         (e) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate shall, after the Trustee's receipt of any such notice, be given promptly by


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the Trustee by letter to the Certificateholders by first class mail or overnight delivery during the month of such final distribution two Business Days after the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of such Certificates at the office of the Trustee therein specified. The Servicer shall give such notice to the Trustee at the time such notice is given to the Certificateholders.

         (f) In the event that not all of the Class R Certificateholders pay the Termination Price, the non-purchasing Class R Certificateholder shall not be entitled to, and the Trustee shall not distribute to such non-purchasing Class R Certificateholder, any of the remaining Mortgage Loans, REO Properties or Mortgage files, or any amount in excess of the amount such Class R Certificateholder would have been entitled to receive on such Distribution Date had such termination not occurred.

         (g) Each Holder is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has provided notice of the final distribution thereon. In any event, any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

         (h) In the event that any amount due to any Class [A] Certificateholder remains unclaimed, the Trustee shall, at its expense, use its best efforts to contact each such Class [A] Certificateholder by mail or telephone and if such efforts fail shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Such funds may be invested in Permitted Investments, with the Servicer entitled to the proceeds thereof. If, within six months after such publication, such amount remains unclaimed, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Class R Certificateholders for payment.

         (i) Following any purchase by the Class R Certificateholders as described above, the Trustee shall promptly release to the Class R Certificateholders the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer as are furnished by the Class R Certificateholders.

         (j) The Trustee shall return the [CERTIFICATE INSURANCE POLICY] to [THE CERTIFICATE INSURER] no later than five Business Days following the termination of this Agreement.


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         Section 10.02. Additional Termination Requirements.

         (a) In the event the Class R Certificateholders purchase the Mortgage Loans as provided in Section 10.01(b), the Trust shall be terminated in accordance with the following additional requirements, unless an Opinion of Counsel is furnished, addressed to the Trustee and to the effect that the failure of the REMIC Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust as defined in Section 860F of the Code or (y) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee, on behalf the REMIC Trust shall adopt a plan of complete liquidation of the REMIC Trust, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder and shall specify the first day of such period in a statement attached to the REMIC Trust's final Tax Returns pursuant to Treasury Regulations Section 1.860F-1;

                  (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the Servicer, with the cooperation of the Trustee, shall conduct a sale of the assets of the Trust Estate (other than the [CERTIFICATE INSURANCE POLICY]) to the Class R
         Certificateholders for cash; and

                  (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in any Account not required to be paid to the Servicer, the Class [A] Certificateholders, or any other Person, and the Trust shall terminate at that time.

         (b) By their acceptance of Class R Certificates, the Holders thereof hereby agree to authorize the Trustee on behalf the REMIC Trust to adopt a plan of complete liquidation of the REMIC Trust, which authorization shall be binding upon all successor Class R Certificateholders.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

         Section 11.01. Amendment. This Agreement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders [BUT WITH THE PRIOR WRITTEN CONSENT OF THE CERTIFICATE INSURER (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD),] (a) to cure any error or any ambiguity or to correct or supplement any provisions


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herein which may be inconsistent with any other provisions herein; (b) to add to the duties or obligations of the Servicer hereunder; (c) to maintain or improve the rating of the Class [A] Certificates then given by a Rating Agency; (d) to add any other provisions with respect to matters or questions arising under this Agreement [OR THE CERTIFICATE INSURANCE POLICY], as the case may be (including specifically amendments or supplements pursuant to the second paragraph of
Section 5.02(b)); (e) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the REMIC Trust as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC Trust pursuant to the Code that would be a claim against the REMIC Trust; provided that in the case of this clause (e) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax; or (f) to modify, eliminate or add to the provisions of Section 5.02(c) or any other provisions hereof restricting transfer of the Class R Certificates; provided that in all such cases such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder [OR THE CERTIFICATE INSURER].

         This Agreement may also be amended from time to time by the Servicer, the Seller and the Trustee, [WITH THE CONSENT OF THE CERTIFICATE INSURER (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD) AND] the Holders of Certificates evidencing Voting Interests of each Class affected thereby aggregating not less than 51%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (b) reduce the aforesaid percentage of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

         Promptly after the execution of any such amendment or consent pursuant to the next preceding paragraph, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         Prior to the execution of any amendment to this Agreement, the Trustee [AND THE CERTIFICATE Insurer] shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The


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Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

         Section 11.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer, at its expense, but only upon the determination of the Servicer accompanied by an Opinion of Counsel to the effect that such recordation is legally required to protect the Trustee's interest in the Mortgage Loans.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the Trust or the REMIC established pursuant to Section 3.01, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust or the REMIC established pursuant to
Section 3.01, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust or the REMIC established pursuant to Section 3.01, or the obligations of the parties hereto; nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Interest shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at


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least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04. Governing Law; Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the borough of Manhattan, city of New York, and each party irrevocable waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party; provided that service of process has been made by any lawful means.

         Section 11.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Seller, the Servicer and the Claims Administrator, at 565 Taxter Road, Elmsford, New York 10523-5200, Attention:
___________________ (telecopy number: 914-592-7101); (b) in the case of the
Trustee, at the Corporate Trust Office at _____________________________; [(c) IN THE CASE OF THE CERTIFICATE INSURER, ______________________________________;]
(d) in the case of S&P, to Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Group; and (e) in the case of Moody's, to Moody's Investors Service Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Monitoring, or, as to each party, at such other address as shall be designated by such


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party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at its address shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Notice of any Event of Default shall be given by telecopy and by certified mail. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to deliver such notice or document to any such Rating Agency.

         Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Certificates or the rights of the Holders thereof.

         Section 11.07. Article and Section References. All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

         Section 11.08. Notice to S&P and Moody's.

         (a) The Trustee and the Servicer shall each be obligated to use their best reasonable efforts promptly to provide notice to S&P and Moody's with respect to each of the following of which a Responsible Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

                  (i) Any material change or amendment to this Agreement;

                  (ii) The occurrence of any Event of Default that has not been cured or waived;

                  (iii) The resignation or termination of the Servicer or the Trustee;

                  (iv) The final payment to Holders of the Certificates of any Class;

                  (v) Any change in the location of any Account; and

                  (vi) Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.


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         (b) In addition, (i) the Trustee shall promptly furnish to each Rating
Agency copies of the following:

                  (A) Each annual report to Certificateholders described in
         Section 4.05; and

                  (B) Each Statement to Certificateholders described in Section 4.05; and

(ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

                  (A) Each annual statement as to compliance described in
         Section 3.19;

                  (B) Each annual independent public accountants' servicing report described in Section 3.20;

                  (C) Each Collection Account Statement described in Section
         3.18;

                  (D) Each notice delivered pursuant to Section 7.01(a) which relates to the fact that the Servicer has not made a Delinquency Advance; and

                  (E) On a quarterly basis, a report listing each Mortgage Loan that is 30 days or more Delinquent that is secured by a Small Mixed-Use Property identifying such Mortgage Loan by loan number and principal balance and specifying the number of days delinquent.

         Section 11.09. Further Assurances. Notwithstanding any other provision of this Agreement, [NEITHER THE CERTIFICATE INSURER NOR] the Class [A] Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless it has been provided reasonable security or indemnity against its out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith. [TO THE EXTENT PERMITTED BY LAW, EACH OF THE SELLER, THE TRUSTEE, AND THE SERVICER AGREES THAT IT WILL, FROM TIME TO TIME, EXECUTE, ACKNOWLEDGE AND DELIVER, OR CAUSE TO BE EXECUTED, ACKNOWLEDGED AND DELIVERED, SUCH FURTHER INSTRUMENTS AS THE CERTIFICATE INSURER MAY REASONABLY REQUEST TO EFFECTUATE THE INTENTION OF OR FACILITATE THE PERFORMANCE OF THIS AGREEMENT.]

         Section 11.10. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders[, THE CERTIFICATE INSURER] and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.


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         Section 11.11. Acts of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller, [THE CERTIFICATE INSURER] and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

         Section 11.12. Appointment of Tax Matters Person. The Holders of the Class R Certificates hereby appoint the Trustee to act, as their agent, as the Tax Matters Person for the REMIC Trust for all purposes of the Code. The Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Holders of the Class R Certificates may hereafter appoint a different entity as their agent, or may appoint a Class R Certificateholder to be the Tax Matters Person for the REMIC Trust.

         Section 11.13. Certificates Nonassessable and Fully Paid. The parties agree that the Certificateholders shall not be personally liable for the obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon


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execution, authentication and delivery thereof by the Trustee pursuant to
Section 2.06 are and shall be deemed fully paid.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                    CITYSCAPE CORP., as Seller, Servicer and
                                    Claims Administrator


                                    By:____________________________________
                                       Name:
                                       Title:


                                    [TRUSTEE], as Trustee and not in its
                                    individual capacity


                                    By:____________________________________
                                       Name:
                                       Title:

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF __________       )

         On __________ __, 199_ before me, ________________, Notary Public, personally appeared ________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that [HE/SHE] executed the same in [HIS/HER] authorized capacity, and that by [HIS/HER] signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                             _______________________________

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF __________       )

         On __________ __, 199_ before me, ________________, Notary Public, personally appeared ________________, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that [HE/SHE] executed the same in [HIS/HER] authorized capacity, and that by [HIS/HER] signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                             _______________________________

                                   Schedule I

                              List of Sub-Servicers

                                   Schedule II

                    Representations and Warranties of Seller
                       Regarding Subsequent Mortgage Loans

A. The Seller represents and warrants to the Trustee[, THE CERTIFICATE INSURER] and the Certificateholders as of any Subsequent Transfer Date (except as otherwise expressly stated) that as to each Subsequent Mortgage Loan conveyed to the Trust by it:

                  (i) no Subsequent Mortgage Loan provides for negative amortization;

                  (ii) each Subsequent Mortgage Loan which is an Adjustable Rate Mortgage Loan has a Mortgage Loan Rate based on a ___-month Index and provides for _____% rate cap every 6 months;

                  (iii) no Subsequent Mortgage Loan which is an Adjustable Rate Mortgage Loan has a Gross Margin less than _____%;

                  (iv) each Subsequent Mortgage Loan will have been serviced since origination or purchase by the Servicer;

                  (v) no Subsequent Mortgage Loan has been originated for the purpose of facilitating the purchase of real estate owned by the originator;

                  (vi) no Subsequent Mortgage Loan will have a Cut-off Date of later than __________ __, 199_; and

                  (vii) each Subsequent Mortgage Loan which is an FHA Loan is authorized and approved by the FHA for participation in the FHA Title I loan program and the Seller holds a valid Contract of Insurance from the FHA for such purposes.

B. The Seller represents and warrants to the Trustee[, THE CERTIFICATE INSURER] and the Certificateholders that following the purchase of all Subsequent Mortgage Loans by the Trust, as of the end of the Funding
         Period:

                  (i) the Pool I and Pool III Mortgage Loans (including the Subsequent Mortgage Loans with respect to each Pool):

                           (a) will have a weighted average Mortgage Loan Rate
                  of at least _____% and _____%, respectively;

                           (b) will have a weighted average original term to
                  stated maturity of not more than _____ months and _____ months, respectively;

                           (c) will have a weighted average Combined
                  Loan-to-Value Ratio of not more than _____% and _____%, respectively, and a weighted average second loan-to-value ratio of not less than _____% and _____%, respectively;

                           (d) will have no Mortgage Loan with a Loan Balance
                  less than $__________ and $__________, respectively, or greater than $__________ and $__________, respectively;

                           (e) will not have in excess of _____% and _____%,
                  respectively, by aggregate Loan Balance Mortgage Loans secured by non-owner occupied Mortgaged Properties;

                           (f) will not have a concentration in a single zip
                  code in excess of _____% and _____%, respectively, by aggregate Loan Balance;

                           (g) will not have an aggregate concentration in
                  excess of ___% in zip codes beginning with the following 3 digits: _________________________;

                           (h) will not have a concentration in a single State,
                  other than New York, in excess of _____% and _____%, respectively, by aggregate Loan Balance;

                           (i) will not have a concentration in New York in
                  excess of _____% and _____%, respectively;

                           (j) with respect to Pool I Mortgage Loans, no more
                  than _____%, _____% and _____% of the aggregate Loan Balance of Pool I Mortgage Loans will be secured by Mortgaged Properties that are two-family properties or condominiums (less than four stories), three- and four-family properties or condominiums (greater than four stories), and mobile homes or manufactured housing treated as real estate under applicable state law, respectively;

                           (k) with respect to Pool I Mortgage Loans, at least
                  _____% by Aggregate Principal Balance Mortgage Loans secured by fee simple interests in detached single family dwelling units (including units in de minimis planned unit developments);

                           (l) with respect to Pool I Mortgage Loans, will have
                  no more than _____%, _____% and _____% by Aggregate Principal Balance Mortgage Loans graded by the originator as Class C, Class C- and Class D, respectively (_____%, _____% and _____%, respectively, with respect to Pool III Mortgage Loans), and no less than _____% and _____% by Aggregate Principal Balance Mortgage Loans graded by the originator as Class A (including in Class A any loan graded Class A-) and Class B (including in Class B any loan graded Class B-), respectively (_____% and _____%, respectively, with respect to Pool III Mortgage Loans);

                           (m) with respect to Pool I Mortgage Loans, will have
                  no more than _____% and _____% by Aggregate Principal Balance Mortgage Loans to self-employed borrowers and non-income verified Mortgage Loans, respectively (_____% and _____%, respectively, with respect to Pool III Mortgage Loans);

                           (n) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360-month amortization schedule and has a balloon payment prior to month 60;

                           (o) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360 month amortization schedule and have a balloon payment between months 61-120;

                           (p) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360 month amortization schedule and have a balloon payment between months 121-150;

                           (q) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360 month amortization schedule and have a balloon payment between months 151-180;

                           (r) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360-month amortization schedule and have a balloon payment between months 181-240;

                           (s) will have no less than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loan over its stated maturity; and

                           (t) will have a weighted average term since
                  origination not in excess of _____ months and _____ months, respectively.

                  (ii) the Pool II and Pool IV Mortgage Loans (including the Subsequent Mortgage Loans with respect to each Pool):

                           (a) will have a weighted average Mortgage Loan Rate
                  of at least _____% and _____%, respectively;

                           (b) will have a weighted average original term to
                  stated maturity of not more than 360 months;


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
                           (c) will have a weighted average Combined
                  Loan-to-Value Ratio of not more than _____% and _____%, respectively, and a weighted average second loan-to-value ratio of not less than _____% and _____%, respectively;

                           (d) will have no Mortgage Loan with a Principal
                  Balance less than $__________ and $__________, respectively, or more than $__________ and $__________, respectively;

                           (e) will have not in excess of _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans secured by non-owner occupied Mortgage Properties;

                           (f) will not have a concentration in a single ZIP
                  code in excess of _____% and _____%, respectively, by Aggregate Principal Balance;

                           (g) will not have an aggregate concentration in
                  excess of ___% in ZIP codes beginning with the following 3 digits: ________________________;

                           (h) will not have a concentration in a single State,
                  other than New York, in excess of _____% and _____%, respectively, by Aggregate Principal Balance;

                           (i) will not have a concentration in New York in
                  excess of _____% and _____%, respectively;

                           (j) with respect to Pool II Mortgage Loans, will not
                  have in excess of _____%, _____% and _____% by Aggregate Principal Balance Mortgage Loans secured by Mortgaged Properties that are two-family properties or condominiums (less than four stories), three- and four-family properties or condominiums (greater than four stories) and mobile homes or manufactured housing treated as real estate under applicable state law, respectively (_____%, _____% and _____%, respectively, with respect to Pool IV Mortgage Loans);

                           (k) will have at least _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans secured by fee simple interests in detached single-family dwelling units (including units in de minimis planned unit development);

                           (l) will have a weighted average Gross Margin of at
                  least _____%;

                           (m) with respect to Pool II Mortgage Loans, will have
                  no more than _____%, _____% and _____% by Aggregate Principal Balance Mortgage Loans graded by the originator as Class C, Class C- and Class D, respectively (_____%, _____% and _____%, respectively, with respect to Pool IV Mortgage Loans), and


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
                  no less than _____% and _____% by Aggregate Principal Balance Mortgage Loans graded by the originator as Class A (including in Class A any loan graded Class A-) and Class B (including in Class B any loan graded Class B-), respectively (_____%, _____% and _____%, respectively, with respect to Pool IV Mortgage Loans);

                           (n) with respect to Pool II Mortgage Loans, will have
                  no more than _____% and _____% by Aggregate Principal Balance Mortgage Loans to self-employed borrowers and non-income verified Mortgage Loans, respectively (_____% and _____%, respectively, with respect to Pool IV Mortgage Loans);

                           (o) will have no more than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that are based on a 360-month amortization schedule and have a 180-month balloon payment;

                           (p) will have no less than _____% and _____%,
                  respectively, by Aggregate Principal Balance Mortgage Loans that have no balloon payment; and

                           (q) will have a weighted average term since
                  origination not in excess of _____ months and _____ months, respectively.

         For purposes of this Schedule II, "Aggregate Principal Balance" means the aggregate of the Loan Balances of each of the Pool I Mortgage Loans, Pool II Mortgage Loans, Pool III Mortgage Loans and Pool IV Mortgage Loans (determined as of the Cut-off Date for the Initial Pool I Mortgage Loans, Initial Pool II Mortgage Loans, Initial Pool III Mortgage Loans and Initial Pool IV Mortgage Loans, and as of the Subsequent Cut-off Date for the Subsequent Pool I Mortgage Loans, Subsequent Pool II Mortgage Loans, Subsequent Pool III Mortgage Loans and Subsequent Pool IV Mortgage Loans), respectively.


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